                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              MEDAR, INCORPORATED
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                (Name of Registrant as Specified in Its Charter)
                              MEDAR, INCORPORATED
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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction: $37,300,000

--------------------------------------------------------------------------------

     (5) Total fee paid: $7,460

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                  MEDAR, INC.
                            38700 GRAND RIVER AVENUE
                        FARMINGTON HILLS, MICHIGAN 48335

May   , 1999

To Our Shareholders:

     The accompanying Proxy Statement requests, among other items, your vote for approval to sell the assets of the Welding Division of Medar, Inc. to a wholly owned subsidiary of Weltronic/Technitron, Inc. of Carol Stream, Illinois. Weltronic is a competitor of Medar in the welding business. This is a major change for our Company that deserves your attention.

     Medar has been involved in both the Vision and Welding Markets for a number of years. We believe that to effectively compete in these markets a company must have global capabilities. Medar does not have the financial resources to accomplish this task in both markets.

     As a result of this concern, last fall we interviewed several investment bankers and appointed NatCity Investments, Inc. to investigate the possibility of selling the Welding Division. We felt that if sufficient cash could be raised from this sale, we could pay off our debt and leave the Company with resources to continue the development and to aid in the marketing of our key vision products. The professionals from NatCity concluded that a sale of the Welding Division could be accomplished.

     In January, I met with the President of Weltronic to discuss certain technology licensing matters. At that time, Weltronic asked if they could make an offer to purchase the assets of Medar's Welding Division. Following a series of meetings with our officers and advisors and representatives of Weltronic, we received an offer that met our business objectives. This offer provides sufficient cash to allow us to pay our current debt, with the exception of a small mortgage on our headquarters building. It also contractually provides us with a stream of cash payments from a note and other obligations of Weltronic that will help us meet our needs for cash over the next four years. On April 28, 1999, our Board of Directors unanimously approved this transaction and recommends that it be approved by the shareholders.

     As over $10 million of the proceeds from the proposed sale will be in the form of deferred payments from Weltronic, the ultimate success of the transaction will not be known until the payments are collected. We have studied Weltronic's business plan and forecasts and, while nothing can ever be guaranteed, we believe that they have good chance for success. They are combining two profitable operations that will give them a significant position in the United States welding controls market.

     With the sale of the Welding Division, the Company will concentrate entirely on our vision inspection line of products. Our strategy will be to concentrate on market segments where we can sell software enabled vision technology that can be highly integrated with manufacturing equipment. Our goal is to integrate our software with other manufacturers' successful products and to participate in the growth of their technologies. We believe we can develop a successful business from this strategy.

     On a personal note, I started the welding business in a basement almost 30 years ago. Many of the people who will go on to contribute to Weltronic's success have been associates of mine for 15 to 20 years. I support this sale because I believe it is best for both of our businesses, our Shareholders and our employees. I believe our resulting company, to be named Integral Vision, Inc., will be a significant player in the machine vision market. I hope to get your support for this asset sale.

                                          Sincerely,

                                          Charles J. Drake
                                          Chairman and CEO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Medar, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Medar, Inc., a Michigan corporation, (the "Company") will be held at the corporate offices, 38700 Grand River Avenue, Farmington Hills, Michigan 48335, on
            , 1999, at 4:00 p.m. local time for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1. To approve the sale of the assets of the Company's Welding Division (the "Asset Sale") pursuant to an Asset Purchase Agreement dated April 28, 1999 (the "Asset Purchase Agreement") among the Company, Weltronic/Technitron, Inc. ("Weltronic") and MIAC Acquisition, Inc., a wholly-owned subsidiary of Weltronic ("MIAC"). A copy of the Asset Purchase Agreement with certain exhibits is attached to this Proxy Statement as Appendix A;

     2. To approve an amendment to the Company's Articles of Incorporation to change the Company's name to Integral Vision, Inc. immediately following the consummation of the Asset Sale. A copy of the proposed amendment is attached as Appendix B to this Proxy Statement;

     3. To authorize adjournment or postponement of the Annual Meeting for up to 30 days to continue soliciting proxies, if necessary to obtain Shareholder votes sufficient to approve the foregoing proposals;

     4. To elect six directors;

     5. To approve a new stock option plan authorizing the issuance of up to 500,000 shares of Common Stock on which qualified and nonqualified options may be granted; and

     6. To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

In accordance with the Bylaws of the Company and a resolution of the Board of
Directors, the record date for the meeting has been fixed at                ,
1999 (the "Record Date"). Only Shareholders of record at the close of business on that date will be entitled to vote at the meeting.

                                          By Order of the Board of Directors

                                          Max A. Coon
                                          Secretary

Farmington Hills, Michigan
            , 1999

                             YOUR VOTE IS IMPORTANT
                             ----------------------

YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Medar, Inc. (the "Company" or "Medar") for use at the Annual Meeting of Shareholders of the Company to be held at the corporate offices, 38700 Grand River Avenue, Farmington Hills, Michigan
48335, on             , 1999 at 4:00 p.m., local time, or any postponement or
adjournment thereof. This Proxy Statement is being mailed on or about
            , 1999 to all holders of record of Common Stock of the Company as of
the close of business on             , 1999.

     The purpose of this Annual Meeting of Shareholders is: to approve the sale of the assets of the Company's resistance welding controls division (the "Welding Division"); to approve an amendment to the Company's Articles of Incorporation to change the Company's name to Integral Vision, Inc. after the Asset Sale (the "Corporate Name Change"); to authorize an adjournment or postponement of the meeting for up to 30 days to continue soliciting proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Asset Sale or the Corporate Name Change (the "Adjournment Proposal"); to elect directors; to approve a new stock option plan; and to transact such other business as may properly come before the meeting.

     Common Stock with no par value is the only voting stock of the Company.
Holders of record at the close of business on             , 1999 are entitled to
one vote for each share held. As of             , 1999, the Company had
9,024,901 shares outstanding. Shareholders entitled to vote at the meeting do not have cumulative voting rights with respect to the election of directors.

     All shares represented by proxies will be voted "FOR" each of the matters recommended by the Company's Board of Directors unless the Shareholder, or his duly authorized representative, specifies otherwise or unless the proxy is revoked. Any Shareholder who executes a proxy may revoke it before it is exercised, provided written notice of such revocation is received at the office of the Company in Farmington Hills, Michigan at least twenty-four (24) hours before the commencement of the meeting, or provided the grantor of the proxy is present at the meeting and, having been recognized by the presiding officer, announces such revocation in open meeting. All Shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon and return it to the Company.

     In elections of directors where the number of nominees is equal to the number of positions to be filled, the vote required to elect each director is equal to the majority of the votes cast in such election. The proposal to adopt a new stock option plan and most corporate governance actions other than elections of directors, including the Adjournment Proposal are also authorized by a majority of the votes cast. However, the proposals to approve the Asset Sale and the Corporate Name Change must both be approved by the affirmative vote of holders of a majority of the Company's issued and outstanding Common Stock. Although state law and the Articles of Incorporation and Bylaws of the Company are silent on the issue, it is the intent of the Company that proxies received which contain abstentions or broker non-votes as to any matter will be included in the calculations as to the presence of a quorum, but will not be counted as votes cast in such matter in the calculation as to the needed majority vote. Such proxies will thus not affect the vote on Proposed Adjournment, the election of directors or the adoption of the new stock option plan. With respect to the proposals to approve the Asset Sale and the Corporate Name Change, however, abstentions and broker non-votes will have the same effect as a vote against such proposals.

                               TABLE OF CONTENTS

ADDITIONAL INFORMATION......................................       1
INFORMATION ABOUT FORWARD-LOOKING STATEMENTS................       1
SUMMARY.....................................................       2
  The Annual Meeting........................................       2
     Time, Date and Place...................................       2
     Purposes of the Meeting................................       2
     Record Date............................................       2
  Proposal 1: Approval of the Asset Sale....................       3
  The Asset Sale............................................       3
  The Company...............................................       3
  Weltronic/Technitron, Inc.................................       3
  MIAC Acquisition, Inc.....................................       3
  Consideration to be Received..............................       3
     Use of Proceeds........................................       4
     Opinion of Financial Advisor...........................       4
     Conditions to the Closing..............................       4
     The Closing............................................       4
     Accounting Treatment of the Asset Sale.................       4
     Certain Tax Consequences of the Asset Sale.............       4
     No Dissenter's Rights..................................       4
     Risk Factors...........................................       4
  Proposal 2: Approval of Corporate Name Change.............       5
  Proposal 3: Approval of Adjournment Proposal..............       5
  Proposal 4: Election of Directors.........................       5
  Proposal 5: Approval of Stock Option Plan.................       5
  Required Vote for the Five Proposals......................       5
  Recommendations of the Board of Directors.................       5
  Selected Consolidated Financial Data of Medar, Inc........       6
  Pro Forma Financial Data..................................       7
MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED
  SHAREHOLDER MATTERS.......................................       9
RISK FACTORS................................................      10
  Risks if the Asset Sale is not Consummated................      10
     Lack of Adequate Capital...............................      10
     Liquidity of the Market for the Company's Common
      Stock.................................................      10
  Risks if the Asset Sale is Consummated....................      10
     Weltronic's Potential Liability to Make Deferred
      Payments..............................................      10
     Narrowed Focus of Company Business; Dependence Upon
      Vision Technology.....................................      11
     History of Losses of the Vision Division...............      11
     Competition............................................      11
PROPOSAL 1: APPROVAL OF THE ASSET SALE......................      11
  Background for the Asset Sale.............................      12
     The Company's Transition to an Emphasis on Vision
      Technology............................................      12
     The Company's Financial Difficulties...................      12
     The Decision to Sell the Welding Division..............      13
  Reasons for the Asset Sale................................      14
  Recommendation of the Board of Directors..................      15
  Use of Proceeds...........................................      15
  Plans for the Company Subsequent to the Asset Sale........      15
  Opinion of Financial Advisor..............................      16

  Medar Trading Analysis....................................      17
  Mergers and Acquisitions Market Multiple Analysis-Medar
     Welding................................................      17
  Comparable Company Analysis-Medar Welding.................      17
  Comparable Transaction Analysis-Medar Welding.............      18
  Discounted Cash Flow Analysis-Medar Welding...............      19
  Leveraged Transaction Analysis-Weltronic Combined.........      19
  Discounted Cash Flow Analysis-Integral Vision.............      19
  Comparable Company Analysis-Integral Vision...............      19
  The Parties...............................................      21
     Weltronic/Technitron, Inc. and MIAC Acquisition,
      Inc...................................................      21
     Medar, Inc.............................................      21
  Terms of The Asset Purchase Agreement.....................      22
     Sale of Assets.........................................      22
     Liabilities Assumed....................................      22
     The Purchase Price.....................................      22
     Representations and Warranties.........................      23
     Conduct Pending Closing................................      23
     No Solicitation........................................      23
     Employees..............................................      24
     Closing................................................      24
     Related Agreements.....................................      25
     Weltronic's Financing and the Company's Related
      Subordination Agreement...............................      25
     Indemnification........................................      26
     Termination............................................      26
     Effect of Termination..................................      27
  Interests of Management or Directors in the Asset Sale....      27
  Accounting Treatment of the Asset Sale....................      28
  Tax Consequences..........................................      28
  Government and Regulatory Approvals.......................      28
  Arm's Length Transaction..................................      28
  No Dissenters' Rights.....................................      28
  Required Vote.............................................      28
  Recommendation of the Board of Directors..................      29
Business of the Company.....................................      29
  General...................................................      29
  Welding Control Products..................................      29
  Machine Vision Products...................................      29
  Production................................................      30
  Marketing.................................................      30
  Competition...............................................      30
  Export Sales..............................................      31
  Other Information.........................................      31
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS.................................      34
  Overview..................................................      34
  Results of Operations.....................................      34
  Year Ended December 31, 1998, Compared to December 31,
     1997 -- Vision Division................................      36
  Year Ended December 31, 1997, Compared to December 31,
     1996 -- Vision Division................................      37
  Year Ended December 31, 1998, Compared to December 31,
     1997 -- Welding Division...............................      38
  Year Ended December 31, 1997, Compared to December 31,
     1996 -- Welding Division...............................      38
  Liquidity and Capital Resources...........................      38

  Impact of Year 2000.....................................................................................         38
  Quantitative and Qualitative Disclosures about Market Risks.............................................         40
PROPOSAL 2: APPROVAL OF CORPORATE NAME CHANGE.............................................................         40
  Required Vote...........................................................................................         41
  Recommendation of the Board of Directors................................................................         41
PROPOSAL 3: ADJOURNMENT OF THE ANNUAL MEETING.............................................................         41
  Required Vote...........................................................................................         41
  Recommendation of the Board of Directors................................................................         41
PROPOSAL 4: ELECTION OF DIRECTORS.........................................................................         41
  Director Compensation...................................................................................         43
EXECUTIVE OFFICERS........................................................................................         43
EXECUTIVE COMPENSATION....................................................................................         44
  Compensation Committee Report on Executive Compensation.................................................         44
     Compensation Committee Interlocks and Insider Participation..........................................         44
     Overview and Philosophy..............................................................................         44
     Executive Officer Compensation Program...............................................................         44
       Base Salary........................................................................................         44
       Stock Option Program...............................................................................         44
       Deferred Compensation..............................................................................         45
       Benefits...........................................................................................         45
     Chief Executive Officer..............................................................................         45
  Summary Compensation Table..............................................................................         46
  Options.................................................................................................         46
  Transactions With Management............................................................................         47
  Section 16(a) Beneficial Ownership Reporting Compliance.................................................         47
COMPARATIVE STOCK PERFORMANCE.............................................................................         48
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............................................         49
PROPOSAL 5: APPROVAL OF STOCK OPTION PLAN.................................................................         50
  Required Vote...........................................................................................         50
  Recommendation of the Board of Directors................................................................         50
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS..........................................................         50
SHAREHOLDER PROPOSALS.....................................................................................         50
OTHER BUSINESS............................................................................................         51
CONSOLIDATED FINANCIAL STATEMENTS OF MEDAR, INC. AND SUBSIDIARIES.........................................
  Report of Independent Auditors..........................................................................        F-1
  Consolidated Balance Sheets -- Dated December 31, 1998 and 1997.........................................        F-2
  Consolidated Statement of Operations -- Years ended December 31, 1998, 1997 and 1996....................        F-3
  Consolidated Statements of Stockholders' Equity -- Years ended December 31, 1998, 1997 and 1996.........        F-4
  Consolidated Statements of Cash Flows -- Years ended December 31, 1998, 1997 and 1996...................        F-5
  Notes to Consolidated Financial Statements -- December 31, 1998.........................................        F-6

Appendix Index............................................................................................        A-i
Appendix A Asset Purchase Agreement.......................................................................        A-1
  Exhibit A Subordinated Note.............................................................................       A-41
  Exhibit E Non-Competition Agreement.....................................................................       A-43
  Exhibit G Transition Services Agreement.................................................................       A-47
  Exhibit I  Subordination and Intercreditor Agreement....................................................       A-52
  Exhibit K Guaranty......................................................................................       A-61
Appendix B Certificate of Amendment to Certificate of Incorporation.......................................        B-1
Appendix C Opinion of NatCity Investments, Inc............................................................        C-1
Appendix D Voting Agreement...............................................................................        D-1

                             ADDITIONAL INFORMATION

     The Company files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended. These reports and information may be read and copied at the following SEC locations:

                             Public Reference Room
                             450 Fifth Street, N.W.
                                   Room 1024
                             Washington, D.C. 20549
                            New York Regional Office
                              7 World Trade Center
                                   Suite 1300
                               New York, NY 10048
                            Chicago Regional Office
                                Citicorp Center
                                   Suite 1400
                             Chicago, IL 60661-2511

     Copies of the reports and information filed by the Company may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, Room 1024, Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

     The SEC also maintains a world wide web site that contains reports, proxy statements and other information about registrants, such as the Company, that file electronically with the SEC. The address of that web site is http://www.sec.gov.

     No one is authorized to give any information or make any representation about the proposals contained in this Proxy Statement that is different from or in addition to the information contained in this Proxy Statement or any of the attached or incorporated documents. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

                  INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

     Certain sections in this Proxy Statement, including "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Opinion of Financial Advisor," "Risk Factors," "Use of Proceeds," " Plans for the Company Subsequent to the Asset Sale," and the information incorporated by reference contain certain forward-looking statements that are based on current beliefs, estimates and assumptions concerning the operations, future results, and prospects of the Company and Weltronic and the welding control and vision industries in general. All statements that address operating performance, events or developments that are anticipated to occur in the future, including statements related to future sales, profits, expenses, income and earnings per share, or statements expressing general optimism about future results, are forward-looking statements. In addition, words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," and variations of such words and similar expressions are intended to identify forward-looking statements.

     The statements described in the preceding paragraph constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Because these statements are based on a number of beliefs, estimates and assumptions that could cause actual results to materially differ from those in the forward-looking statements, there is no assurance that forward-looking statements will prove to be accurate.

     Any number of factors could affect future operations and results, including the following: the ability of the Company to absorb corporate overhead and other fixed costs in order to successfully continue to develop its vision products; the Company's success in negotiating any required new credit facilities; the development of and fluctuations in the market for vision technology; fluctuations in costs and expenses; the Company's ability to develop new products to keep pace with the vision industry; the degree of the Company's success in obtaining new contracts; dependence on key personnel; governmental regulation; fluctuations in quarterly results; Weltronic's ability to pay its deferred obligations to the Company; and general economic conditions, such as the rate of employment, inflation, interest rates, and the condition of the capital markets. This list of factors is not exclusive.

     Forward-looking statements are subject to the safe harbors created in the Exchange Act. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

                                    SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this Proxy Statement and the appendices hereto and the information incorporated herein by reference.

THE ANNUAL MEETING

TIME, DATE AND PLACE             The Annual Meeting will be held at 4:00 p.m.
                                 local time on             , 1999, at the
                                 corporate offices of the Company, 38700 Grand
                                 River Avenue, Farmington Hills, Michigan 48335

PURPOSES OF THE MEETING          1. To approve the sale of the assets of the
                                 Company's Welding Division (the "Asset Sale") pursuant to an Asset Purchase Agreement dated
                                 April 28, 1999 (the "Asset Purchase Agreement") among the Company, Weltronic/Technitron, Inc.
                                 ("Weltronic") and MIAC Acquisition, Inc., a wholly-owned subsidiary of Weltronic ("MIAC").
                                 A copy of the Asset Purchase Agreement with certain exhibits is attached to this Proxy
                                 Statement as Appendix A;

                                 2. To approve an amendment to the Company's
                                 Articles of Incorporation to change the
                                 Company's name to Integral Vision, Inc.
                                 immediately following the consummation of the Asset Sale (the "Corporate Name Change"). A copy of the proposed amendment is attached as Appendix B to this Proxy Statement;

                                 3. To authorize adjournment or postponement of the Annual Meeting for up to 30 days to continue soliciting proxies, if necessary to obtain Shareholder votes sufficient to approve the foregoing proposals;

                                 4. To elect six directors;

                                 5. To approve a new stock option plan
                                 authorizing the issuance of up to 500,000 shares of Common Stock on which qualified and nonqualified options may be granted; and

                                 6. To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

RECORD DATE                      Shareholders of record on             , 1999
                                 are entitled to receive notice of and to vote at the Annual Meeting (the "Record Date").

PROPOSAL 1: APPROVAL OF THE ASSET SALE

THE ASSET SALE                   MIAC, a wholly-owned subsidiary of Weltronic,
                                 will purchase substantially all of the assets of the Company's Welding Division (the "Asset
                                 Sale"). After the sale, the Company will remain a public company and will continue to operate its vision products division (the "Vision
                                 Division").

THE COMPANY                      Medar, Inc. (the "Company" or "Medar") is a
                                 Michigan corporation with principal offices located at 38700 Grand River Avenue,

                                 Farmington Hills, Michigan 48335. Its telephone number is (248) 471-2660. The Company has two divisions: the Welding Division is engaged in the business of manufacturing and selling resistance welding controls; and the Vision Division is engaged in the business of manufacturing and selling machine vision systems and development software used to ensure product quality by monitoring and controlling the manufacturing process.

WELTRONIC/TECHNITRON, INC.       Weltronic/Technitron, Inc. is a privately owned
                                 Delaware corporation with principal offices located at 150 East St. Charles Street, Carol
                                 Stream, Illinois 60188. Its telephone number is
                                 800-232-2903. Weltronic is engaged in the business of manufacturing and selling resistance welding controls.

MIAC ACQUISITION, INC.           MIAC Acquisition, Inc. is a Michigan
                                 corporation which was formed as a wholly-owned subsidiary of Weltronic to purchase the assets of the Company's Welding Division. Its principal offices and telephone number are the same as those of Weltronic.

CONSIDERATION TO BE RECEIVED     If the Asset Sale is consummated, the Company
                                 will receive aggregate consideration of up to $37.3 million, subject to positive or negative adjustments to account for changes in the book value of certain assets of the Welding Division from December 31, 1998 to the Closing Date.
                                 MIAC's payment and other obligations to the Company under the Asset Purchase Agreement are fully guaranteed by Weltronic. The total consideration consists of the following:

                                  --   $22 million (the "Cash Proceeds") to be
                                       paid at Closing consisting of:
                                    -  $20,550,000 from the sale of assets,
                                    -  $1,450,000 for certain transition
                                       services to be provided by the Company to MIAC after the Closing Date;

                                  -- $4.9 million of liabilities being assumed (the "Assumed Liabilities") by MIAC, consisting of:
                                    - $3 million relating to payment at Closing of certain Welding Division accounts payable,
                                    -  $1.8 million liability to Square D
                                       Company, payable in six annual
                                       installments of $300,000, and
                                    -  $100,000 in warranty expense;

                                  -- $7.4 million represented by a promissory note payable quarterly through September 30, 2003 with interest at a floating rate which today would be prime plus 1.25% (the "Promissory Note"); and

                                  -- Up to $3 million payable in installments through March 15, 2001, contingent on certain activity of the Welding Division achieving agreed levels during the period from January 1, 1999 through December 31, 2000 (the "Contingency Payments").

USE OF PROCEEDS                  The Cash Proceeds will be utilized by the
                                 Company to (i) pay its indebtedness to its bank and subordinated debenture holders in order to obtain the release of the liens on the assets to be sold to MIAC, and (ii) to pay certain of the Company's current operating liabilities. It is anticipated that payments under the Promissory Note and the Contingency Payments will be used by the Company for working capital to finance continued development of the Company's vision products.
                                 The Company's Shareholders will not receive any distribution from the proceeds of the Asset
                                 Sale.

OPINION OF FINANCIAL ADVISOR     NatCity Investments, Inc. ("NatCity") has
                                 delivered its written opinion to the Board of Directors of the Company that, as of the date of its opinion, the consideration to be received by the Company for the Welding
                                 Division is fair, from a financial point of view, to the Company. The opinion of NatCity does not constitute a recommendation as to how you should vote with respect to the proposal to approve the Asset Sale.

CONDITIONS TO THE CLOSING        The Closing of the Asset Sale is conditioned
                                 upon approval of the Company's Shareholders which, under Michigan law, requires the affirmative vote of Shareholders owning a majority of the Company's outstanding Common
                                 Stock as of the Record Date. In addition, the Closing of the Asset Sale is subject to the satisfaction of certain customary conditions including, among other things, the absence of any material adverse change in the operations, properties, assets, liabilities or financial condition of the Company's Welding Division.

THE CLOSING                      If the Company's Shareholders approve the Asset
                                 Sale, the closing of the Asset Sale (the
                                 "Closing") will take place on or about
                                             , 1999 or at such other time as the
                                 Company and Weltronic may agree (the "Closing
                                 Date").

ACCOUNTING TREATMENT OF
THE ASSET SALE                   The transaction will be accounted for as a sale
                                 of assets.

CERTAIN TAX CONSEQUENCES
OF THE ASSET SALE                The Company will recognize a gain on the Asset
                                 Sale, but anticipates that, for federal tax purposes, it will have net operating losses
                                 ("NOL") available to offset such taxable gain.
                                 However, the Company anticipates that it will pay alternative minimum tax and state tax in the approximate amount of $300,000. The Asset
                                 Sale will not have a tax consequence for Shareholders of the Company.

NO DISSENTER'S RIGHTS            Under Michigan law, Shareholders do not have
                                 dissenters' rights to receive payment for their shares as a result of the Asset Sale.

RISK FACTORS                     The Asset Sale is subject to certain risks,
                                 including risks related to MIAC's ability to pay the Assumed Liabilities, the Promissory
                                 Note and any Contingency Payments which become due, and risks related to Integral Vision's ability to succeed on a stand-alone basis. In addition, failure to consummate the Asset Sale is subject to certain risks, including the Company's ability to continue as a going concern and the risk that the Company's Common
                                 Stock may be delisted from the Nasdaq National
                                 Market.

PROPOSAL 2: APPROVAL OF
CORPORATE NAME CHANGE            In connection with the Asset Sale, the Company
                                 is seeking Shareholder approval to change its corporate name to Integral Vision, Inc.
                                 immediately following the Asset Sale. The assets being sold to MIAC include the right to use the name "Medar." As a consequence, the Asset Purchase Agreement requires that the

                                 Company change its corporate name in connection with the Closing.

PROPOSAL 3: APPROVAL OF
ADJOURNMENT PROPOSAL             To authorize adjournment or postponement of the
                                 Annual Meeting for up to 30 days to continue soliciting proxies, if necessary to obtain
                                 Shareholder votes sufficient to approve the foregoing proposals.

PROPOSAL 4: ELECTION OF
DIRECTORS                        Max A. Coon, Richard R. Current, Charles J.
                                 Drake, Stephan Sharf, Vincent Shunsky and
                                 William B. Wallace, all of whom are currently directors of the Company, have been nominated for election as directors until the next Annual
                                 Meeting of Shareholders.

PROPOSAL 5: APPROVAL OF
STOCK OPTION PLAN                The Company's previous stock option plans have
                                 expired or have limited shares authorized on which options may be granted. Therefore, the Company is seeking Shareholder approval of a new stock option plan authorizing the issuance of up to 500,000 shares of Common Stock on which qualified and nonqualified options may be granted.

REQUIRED VOTE FOR THE FIVE
PROPOSALS                        The affirmative vote of the holders of a
                                 majority of all outstanding shares of the Common Stock of the Company as of the Record
                                 Date is required to approve the Asset Sale and the Corporate Name Change. The affirmative vote of a majority of the votes cast at the Annual
                                 Meeting, if a quorum is present, is required to approve the Adjournment Proposal, elect the directors and approve the adoption of the stock option plan.

RECOMMENDATIONS OF THE BOARD
OF DIRECTORS                     The Board of Directors of the Company
                                 unanimously recommends that the Shareholders approve the Asset Sale, the Corporate Name
                                 Change, the Adjournment Proposal, the election of the nominees for the Board of Directors and the approval the stock option plan.

              SELECTED CONSOLIDATED FINANCIAL DATA OF MEDAR, INC.

     The following table sets forth selected consolidated financial data of Medar, Inc. (hereinafter referred to as "Medar" or the "Company"). The selected consolidated financial data at and for each of the five years in the periods ended December 31, 1994, 1995, 1996, 1997 and 1998 are derived from the financial statements of the Company, which have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations," the Consolidated Financial Statements and related Notes thereto and other financial information included elsewhere herein.

                                                                YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------
                                                  1994        1995       1996       1997        1998
                                                  ----        ----       ----       ----        ----
                                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Net revenues.................................    $40,218    $ 39,771    $41,471    $40,524    $ 34,813
Direct costs of sales........................     26,767      30,116     30,788     29,077      25,742
                                                 -------    --------    -------    -------    --------
Gross margin.................................     13,451       9,655     10,683     11,447       9,071
Other costs and expenses:
     Marketing, general and administrative...      6,552       8,432      7,713      6,861       7,084
     Engineering and development, net........      2,362       2,088      3,552      2,403       5,144
     Non-recurring charges...................        665      10,333        -0-        -0-       5,571
     Interest................................         52         515      1,473      2,289       2,456
     Provision (credit) for income taxes.....        132        (130)       (76)        38           0
                                                 -------    --------    -------    -------    --------
Net earnings (loss)..........................    $ 3,688    $(11,583)   $(1,979)   $  (144)   $(11,184)
Net basic earnings (loss) per share..........    $  0.45    $  (1.33)   $ (0.22)   $ (0.02)   $  (1.24)
Net diluted earnings (loss) per share........       0.43       (1.33)     (0.22)     (0.02)      (1.24)
Shares used in the computation of net
  earnings per share.........................      8,524       8,692      8,820      8,897       9,025
Supplemental pro forma net loss (a)..........                                                 $(12,313)
Supplemental pro forma net loss per share
  basic and diluted (a)......................                                                 $  (1.36)

                                                                YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------
                                                  1994        1995       1996       1997        1998
                                                  ----        ----       ----       ----        ----
                                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
BALANCE SHEET DATA:
Working capital..............................    $23,459    $ 18,676    $17,041    $ 3,478    $  2,641
Total assets.................................     45,523      44,392     49,793     52,606      39,813
Long-term liabilities, including current
  maturities of debt.........................      2,444      16,437     21,647     24,307      21,677
Total stockholders' equity...................     34,001      22,436     20,819     22,003      10,861
Book value per common share..................    $  3.94    $   2.58    $  2.35    $  2.44    $   1.20
Pro forma book value per common share (b)....                                                 $   1.93

-------------------------
(a) Gives effect to the Asset Sale as if it had occurred at the beginning of 1998.

(b) Gives effect to the Asset Sale as if it had occurred on December 31, 1998.

     Medar's Results of Operations for the three months ended March 31, 1999 and 1998:

                                                                       QUARTER ENDED MARCH 31,
                                                                -------------------------------------
                                                                  1999                        1998
                                                                  ----                        ----
                                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues....................................................     $ 8,800                     $ 6,600
Net earnings (loss) (a).....................................      (1,400)                     (9,000)
Net earnings (loss) per share (a)...........................     ($  .15)                    ($ 1.10)

-------------------------
(a) Includes $7,000 or $.78 per share related to product restructuring and other charges.

                            PRO FORMA FINANCIAL DATA

     The following unaudited Pro Forma Consolidated Balance Sheet data as of December 31, 1998 and Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 are based on the historical financial statements of the Company. The Pro Forma Consolidated Financial data has been adjusted to reflect the Asset Sale to MIAC resulting in consideration of $20.55 million in cash, $7.4 million in notes, $4.9 million of Assumed Liabilities and $1.45 million for certain transition services and includes adjustments for estimated transaction costs and the application of the net cash proceeds, as if the transaction had taken place on December 31, 1998. The Pro Forma Consolidated Balance Sheet data does not reflect the Contingency Payments or adjustments to the purchase price based on changes in accounts receivable, inventory and costs and estimated earnings in excess of billings on incomplete contracts between January 1, 1999 and the Closing Date. The Pro Forma Consolidated Statement of Operations has been adjusted to reflect the Asset Sale as if the transaction had occurred at the beginning of 1998. The pro forma operating results are not necessarily indicative of the operating results that would have been achieved had the Asset Sale actually occurred at the beginning of 1998, nor do they purport to indicate the results of future operations.

     The Pro Forma Consolidated Financial data is based on the assumptions set forth in the notes to such data and should be read in conjunction with the Company's Annual Financial Statements and related Notes thereto and other financial information included elsewhere in this Proxy Statement or incorporated by reference hereto.

                   PRO FORMA CONSOLIDATED BALANCE SHEET DATA
                               DECEMBER 31, 1998

                                                                              ADJUSTMENTS
                                                                              FROM ASSET
                                                                HISTORICAL     SALE (A)      PRO FORMA
                                                                ----------    -----------    ---------
                                                                            (IN THOUSANDS)
Working capital.............................................     $ 2,641       $    421       $ 3,062
Total assets................................................      39,813        (15,983)       23,830
Long-term liabilities, including current maturities of
  debt......................................................      21,677        (20,554)        1,123
Total stockholders' equity..................................      10,861          6,570        17,431

-------------------------
(a) Represents effects of the Asset Sale, including the related gain as if the Asset Sale had occurred on December 31, 1998. The adjustment to the purchase price for accounts receivable, inventory and costs and estimated earnings in excess of billings on incomplete contracts as of the Closing Date of the transaction is not included as the amount of the adjustment will not be known for up to 90 days following the Closing.

         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS OF MEDAR, INC.
                          YEAR ENDED DECEMBER 31, 1998

                                                                              ADJUSTMENTS
                                                                              FROM ASSET
                                                                HISTORICAL      SALE(A)      PRO FORMA
                                                                ----------    -----------    ---------
                                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net revenues................................................     $ 34,813      $(25,380)     $   9,433
Direct costs of sales.......................................       25,742       (17,572)         8,170
                                                                 --------                    ---------
Gross margin................................................        9,071                        1,263
Other costs and expenses
  Marketing, general and administration.....................        7,084        (2,451)         4,633
  Engineering and development, net..........................        5,144        (1,650)         3,494
  Product restructuring and other charges...................        5,571        (1,037)         4,534
                                                                 --------                    ---------
Loss from operations........................................       (8,728)                     (11,398)
Interest....................................................        2,456        (1,541)           915
                                                                 --------                    ---------
Net earnings (loss).........................................     $(11,184)                   $ (12,313)
                                                                 ========                    =========
Net earnings (loss) per share...............................        (1.24)                       (1.36)

-------------------------
(a) Represents the elimination of revenues and expenses related to the Welding Division, as if the Welding Division was sold at the beginning of 1998. Excludes the gain on the Asset Sale, the collection of the Contingency Payments, any post closing adjustments, and interest on debt to be paid with the Cash Proceeds.

                     MARKET FOR THE COMPANY'S COMMON STOCK
                        AND RELATED SHAREHOLDER MATTERS

     The Company's Common Stock is traded on the Nasdaq National Market under the symbol "MDXR." The following table sets forth, for the periods indicated, the high and low sale prices per share for the Common Stock, as reported by Nasdaq.

                            1997                                 HIGH      LOW
                            ----                                 ----      ---
First Quarter...............................................    $7.125    $3.500
Second Quarter..............................................    $6.125    $4.625
Third Quarter...............................................    $9.250    $4.875
Fourth Quarter..............................................    $8.500    $4.750

                            1998                                 HIGH      LOW
                            ----                                 ----      ---
First Quarter...............................................    $5.500    $1.938
Second Quarter..............................................    $3.500    $1.875
Third Quarter...............................................    $2.500    $1.563
Fourth Quarter..............................................    $1.813    $0.875

                            1999                                 HIGH      LOW
                            ----                                 ----      ---
First Quarter...............................................    $2.688    $1.125

     On April 28, 1999, the trading date preceding the public announcement of the proposed Asset Sale, the high and low sale prices per share for the Company's Common Stock, as reported by Nasdaq, were $3.00 and $2.8125, respectively. As of the date of this Proxy Statement, there were 348 holders of record and approximately 4,500 beneficial holders of the Common Stock. The Company has never declared or paid cash dividends on its Common Stock. The Company currently intends to retain any earnings for use in its business and therefore does not anticipate paying any dividends out of earnings in the foreseeable future. The terms of the Company's agreement with its bank also prohibit the payment of dividends.

                                  RISK FACTORS

RISKS IF THE ASSET SALE IS NOT CONSUMMATED

LACK OF ADEQUATE CAPITAL

     The Company's present agreement with its senior lender requires that all of the Company's senior indebtedness be repaid by June 7, 1999. This due date was extended on one previous occasion. The Company is continually discussing its situation with its senior lender, including the fact of the proposed Asset Sale, and is attempting to negotiate another extension of its current credit agreements. However, there is no assurance that the lender will provide such an extension. At the time of the first extension, a new agreement was reached with the Company's subordinated debenture holders to cure previously existing defaults. The new agreement permits repayment of the subordinated debentures by December 31, 1999 and imposes terms which are disadvantageous to the Company's Shareholders in the event the subordinated debentures remain outstanding after that date. In addition, the Company has experienced significant losses in the past and incurred a loss for the quarter ended March 31, 1999. If the Company's present lender fails to extend its financing or the cash flow requirements of continuing to operate its business exceed its cash reserves, the Company would require alternative financing. The Company continues to meet with potential lenders and will continue to seek an alternative lender in the event the Asset Sale is not consummated. There can be no assurance that such financing would be available to the Company or, if available, could be obtained on terms acceptable to the Company.

Liquidity of the Market for the Company's Common Stock

     The Company is presently listed on the Nasdaq National Market. There are a number of minimum requirements to maintain a listing on the Nasdaq National Market, including a minimum per share price level of $1, a minimum market value of the "public float"shares held by nonaffiliates of $5 million, a minimum number of shareholders and a requirement that the Company's net tangible assets be maintained at a minimum level of $4 million. If the Company is not able to meet these or other requirements, its Common Stock may be removed from listing on the Nasdaq National Market. This could result in decreased ability of the Company's Shareholders to sell or buy the Company's Common Stock.

RISKS IF THE ASSET SALE IS CONSUMMATED

Weltronic's Potential Inability to Make Deferred Payments

     Weltronic acquired substantially all of the assets of the resistance welding division (the "Robotron Division") of Robotron Corporation on March 5, 1999 in a transaction similar to the Asset Sale, and is acquiring the Welding Division in this transaction. As a result, there is a risk that Weltronic will not be able to effectively integrate the operations of Robotron and the Welding Division with its existing operations. Also, as a result of these acquisitions, Weltronic will be substantially dependent upon the cyclical automobile industry and upon its largest customers, Ford Motor Company, General Motors Corporation and DaimlerChrysler AG. Substantially all of Weltronic's assets will be pledged to its institutional lender to secure its obligations under its Credit Facilities, which assets will also be subject to the Company's second security interest. Over $12.2 million of the aggregate consideration to be received by the Company pursuant to the terms of the Asset Purchase Agreement is in the form of deferred payments. Of that amount, $7.4 million is represented by the Promissory Note, $3.0 million is represented by the Contingency Payments and $1.8 million is represented by the Square D License payments included in the Assumed Liabilities (collectively, the "Deferred Payments"). Weltronic's ability to make the Deferred Payments will depend upon the success of MIAC's and Weltronic's business operations and their ability to satisfy any other obligations to which they are subject.

     Net sales for Weltronic were approximately $14 million for the fiscal year ended March 31, 1999. Robotron reported net sales for the Robotron Division for the fiscal year ended February 28, 1999, of approximately $8 million. Net sales for the Company's Welding Division for the year ended December 31, 1998, were approximately $25 million. Based on the foregoing, the combined net sales for Weltronic, the

Robotron Division and the Welding Division for these 12 month periods were approximately $47 million. There can be no assurance that this sales level will be indicative of actual future sales. To finance the Asset Sale, Weltronic will incur long-term debt to its senior lender in an amount of up to $27 million, subordinated long-term debt with one of its shareholders of $1.75 million, and liability for the Deferred Payments. Accordingly, Weltronic's combined operations after the Asset Sale will be highly leveraged. As a result, there can be no assurance that Weltronic's operations will generate sufficient cash flow to service its obligations. If Weltronic would require additional capital in order to timely make all Deferred Payments; there can be no assurance that such additional capital would be available on terms acceptable to Weltronic.

     The Subordination Agreement to be entered into at Closing between the Company and Weltronic's institutional lender prohibits any portion of any Deferred Payment from being made if the payment would cause a default under Weltronic's Credit Facilities or could, in the lender's opinion, result in a material adverse effect on Weltronic's ability to pay or perform its obligations to the lender. The Subordination Agreement also contains "standstill" provisions which prohibit the Company from taking any action against Weltronic to pursue collection of any of Weltronic's unpaid obligations to the Company at any time during which Weltronic's obligations to the lender exceed the lender's credit advance formula. However, when Weltronic's obligations to the lender no longer exceed the lender's credit advance formula, the maximum "standstill period" is six months, after which time the Company could commence an action to enforce any past due obligations. If MIAC fails to make any of the Deferred Payments and Weltronic fails to make the payments pursuant to its guaranty to the Company, the Company may not be able to enforce its rights against Weltronic under the terms of the Subordination Agreement. In addition, in the event of the bankruptcy or insolvency of MIAC and Weltronic, there is no assurance that any or all of the Deferred Payments will be paid.

     The Company's receipt of the Contingency Payments is subject to the additional risk that the required levels of orders and activity may not actually materialize within the agreed time period. Finally, although MIAC has agreed to pay the Company's obligation to Square D Company under the Square D License, the Company will not receive a release from Square D Company, and will therefore remain contingently liable to Square D Company for such payments. As a result, the Company will be required to make payments to Square D Company if MIAC and Weltronic (pursuant to its guaranty) default on their obligations.

Narrowed Focus of Company Business; Dependence Upon Vision Technology

     The sale of the Welding Division, if approved, will significantly narrow the focus of the Company to its vision technology. Following completion of the Asset Sale, the profitability of the Company will depend on the Company's ability to significantly increase its revenues from vision products at acceptable margins. There can be no assurance that the Company will be successful in increasing such revenue at acceptable margins or if it does, that it will become profitable. While the Company believes that its vision technology is suited to present market conditions there are several factors which may offset the eventual success of these technologies. These include the risk that demand for the Company's current products may fail to materialize and the Company may not be able to develop new products to keep pace with changes in the market. The Company's optical inspection equipment was developed in large part for precise inspection of optical memory storage devices such as DVD and CD-R. Failure of these storage technologies to gain widespread acceptance could adversely affect the markets for the Company's products.

History of Losses of the Vision Division

     Following the Asset Sale, the Company will consist solely of the operations of the Vision Division. The Division has a history of losses. On a pro forma basis, the Vision Division would have lost $6.4 million in 1998, excluding restructuring and other changes. There can be no assurance that the Vision Division will become profitable.

Competition

     The Vision Division competes with a number of other companies in the vision inspection industry, several of which are larger and better capitalized. In addition, as the market for vision products expands, it is likely that other companies may enter the market. There is no assurance that the Company will be able to maintain or increase its market share against these competitors.

                     PROPOSAL 1: APPROVAL OF THE ASSET SALE

     The Shareholders are being asked to approve the Asset Sale. Approval of the Asset Sale requires the affirmative vote of holders of a majority of the Company's outstanding Common Stock as of the Record Date. The following information describes the reasons the Asset Sale is being recommended and the terms of the Asset Sale. The Board of Directors of the Company has unanimously approved the Asset Sale and recommends that the Shareholders vote FOR the Asset Sale.

BACKGROUND FOR THE ASSET SALE

The Company's Transition to an Emphasis on Vision Technology

     For nearly 30 years, the Company has been a leader in resistance welding controls. However, in the early 1980s the Company began to diversify its operations into noncontact gauging and inspection in order to decrease its dependance on the automotive industry. In 1987, the Company purchased 80% of the stock of Automatic Inspection Devices, Inc., ("AID") a developer of machine vision inspection systems primarily used in the packaging industry. This acquisition gave the Company access to some of the country's most experienced vision experts, and by 1989 the Company was selling systems for inspection of audio and optical data storage discs in the United States and Europe. Over the following ten years, the Company continued to expand both its welding control and vision product lines, becoming a leader in both fields. However, as the 1990s progressed, management became convinced that the future of the Company was primarily in the vision industry.

     With the purchase of the remaining 20% of AID in 1991 and the acquisition of Integral Vision, Ltd., a United Kingdom machine vision company in 1995, the Company became increasingly committed to vision and much of the Company's research and development efforts and capital were devoted to the development of vision products. The Company has invested heavily in the technology necessary for the inspection of DVD compact discs, but industry difficulty in adopting a uniform format and slow consumer acceptance have delayed the Company's ability to realize a return on its investment in DVD technology. The Company continues to believe, however, that it could experience substantial growth if consumer acceptance of DVD progresses as has been expected for several years. The Company has also experienced disappointments in the slow acceptance of its VisionBlox general purpose vision software. The Company increasingly sees itself as a software company, and believes that the future of its vision development will be dedicated primarily to the VisionBlox tools and its ability to perform color recognition. However, the slower than expected growth in sales of VisionBlox and DVD has severely hurt the Company's cash flow and liquidity.

The Company's Financial Difficulties

     The Company had net losses for the years ended December 31, 1997, 1996 and 1995. During the first quarter of 1998 in response to the financial conditions that arose due to heavy investments necessary to complete certain projects under development and unexpected low levels of orders and sales, Company management terminated 15% of the Company's employees. As these terminations severely constrained resources available for product support, it was followed by an extensive review of product offerings. As a result of this review, the Company decided to concentrate its efforts towards products for the inspection of CD-R and DVD discs, products based on VisionBlox technology, and certain higher margin and better selling welding products. Despite these steps, the Company experienced a net loss of $11,184,000

(including certain adjustments and reserves related to product discontinuations) for its year ended December 31, 1998.

     The Company has a revolving credit facility with its bank which permits borrowings of up to $10 million, which was fully utilized as of March 31, 1999, and subordinated debentures outstanding in the principal amount of $7 million. The agreements governing the revolving credit facility and debentures each contain covenants requiring the Company to maintain certain levels of net worth and debt to equity ratios. For various periods during the year, the Company was not in compliance with these covenants. Although the Company recently negotiated agreements with its bank and the debenture holders which amended the covenants, as of March 31, 1999 the Company was in violation of these amended covenants. In addition, the agreement with the bank requires that all of the Company's indebtedness to it be paid by June 7, 1999. The Company is exploring alternatives for financing its operations, however there is no assurance that it will be able to secure alternative financing on terms that it can accept.

The Decision to Sell the Welding Division

     As a result of the factors discussed above, in late 1998 the Company's Board of Directors and management began to investigate the advisability of a sale of the Welding Division. After interviewing several investment banking firms, the Company selected NatCity Investments, Inc. ("NatCity"), to assist it in determining the feasibility and advisability and, if pursued, the process of selling the Welding Division. On January 7, 1999, representatives of NatCity met with Charles J. Drake, its Chief Executive Officer, Mark R. Doede, its Chief Operating Officer, and Richard R. Current, its Chief Financial Officer, to discuss all aspects of the Company's business and the Welding Division. Over the course of the next ten weeks, management of the Company and NatCity conducted due diligence and worked to prepare an offering memorandum to determine whether there would be interest in a potential sale of the Welding Division. NatCity had identified a number of potential buyers of the Welding Division, including Robotron Corporation (certain assets of which were acquired by a subsidiary of Weltronic on March 5, 1999) and Weltronic itself.

     At approximately the same time, Mr. Drake contacted the President of Weltronic, Durrell G. Miller, to discuss the possibility of Weltronic licensing certain of the Company's technology. During the meeting, Mr. Miller indicated that Weltronic would like to consider purchasing the Company's Welding Division. On January 15, 1999, Mr. Miller, by letter to Mr. Drake, indicated that Weltronic had corporate authorization to pursue an acquisition. Weltronic executed a letter on January 28, 1999 agreeing to hold confidential any information regarding the Company.

     As the offering memorandum progressed, so did discussions with Weltronic. On February 3, 1999, representatives of the Company, Weltronic and NatCity met in Milwaukee to discuss the Company's financial statements and possible transaction structures. Despite these discussions, work on the offering memorandum continued. Beginning with a letter from Mr. Miller to Mr. Drake dated February 22, 1999, Weltronic began to express increasing concern that the Company was proceeding with the selling process for which the offering memorandum was intended.

     On March 9, representatives of the parties and NatCity met in Chicago to discuss the Welding Division's products and sales in greater detail. The Company determined to pursue discussions with Weltronic regarding the sale of the Welding Division while continuing to prepare the offering memorandum should negotiations with Weltronic prove disappointing. On March 16, 1999, in Milwaukee, and by conference call on March 22, the parties, their counsel, and representatives of Weltronic's accounting firm and NatCity began accounting due diligence and further discussed the consideration and other terms of the potential transaction.

     On April 1, 1999, the Company presented management of Weltronic with a proposed term sheet which formed the basis for further due diligence and negotiations involving the parties and their advisors. The price and terms that Weltronic suggested were found to be superior to any of the prospective price ranges included in the proposals which the Company had received from the various investment bankers it had initially interviewed. On April 12, Weltronic proposed that the transaction be structured as a sale of assets to a newly formed, wholly-owned subsidiary of Weltronic, to which the Company responded by requesting a full guarantee of Weltronic. On April 4, 1999, NatCity discussed Weltronic's banking relationship and the potential structure and timing of its financing arrangements for the potential transaction with Weltronic's counsel and representatives from its existing lender. Weltronic negotiated the terms of potential acquisition financing throughout the month of April, first with several financial institutions and then with its existing lender. Meanwhile, additional accounting and legal due diligence continued.

     Over the next several weeks, there were numerous conference calls as the parties and their counsel negotiated the provisions of the Asset Purchase Agreement and related documents. On April 19 and 20, 1999, respectively, NatCity representatives met first with the Company to further understand the Vision Division's prospects, and then with Weltronic management to tour Weltronic's Carol Stream, Illinois facility and conduct further due diligence with regard to Weltronic's prospects after the potential acquisition. On April 23, 1999, the Company's Board of Directors met informally to obtain information and answers to their questions from representatives of NatCity and its counsel regarding the potential transaction and NatCity's preliminary fairness analysis. The Board reviewed the underlying information that supported NatCity's opinion and was able to question representatives of NatCity regarding the negotiation, the terms of the proposed Asset Purchase Agreement including the deferred payments and Weltronic's expected ability to pay, and the general expectations of NatCity regarding the sale of the Welding Division. The Board also reviewed the proposed terms of the Asset Purchase Agreement and related documents with management and counsel to the Company, and considered the Company's financial circumstances and the prospects for the Vision Division going forward on a stand-alone basis.

     The parties and their advisors negotiated the terms of the Asset Purchase Agreement, the Subordination Agreement and the other related agreements for two full days on April 26, 1999 and 27, 1999. On April 27, the Company and its advisors also reviewed the proposed final form of Weltronic's Commitment Letter and the Subordination Agreement proposed to be entered into at the Closing between the Company and Weltronic's lender. NatCity, with its counsel present, again interviewed Weltronic's banker, with Weltronic's counsel present, in order to fully understand the terms of the Commitment Letter and form of Subordination Agreement, as well as the anticipated final bank documents and the bank's anticipated relationship with Weltronic after the potential acquisition.

     On Wednesday, April 28, 1999, the Company's Board of Directors met, together with their advisors, and again considered all the terms of the potential transaction, and received the written opinion of NatCity that, as of April 28, 1999, the consideration to be received by the Company pursuant to the terms of the Asset Purchase Agreement is fair, from a financial point of view, to the Company. At this meeting, the Board of Directors decided to sell the Welding Division and unanimously approved the Asset Sale.

REASONS FOR THE ASSET SALE

     In reaching its decision to approve the Asset Sale, the Board of Directors of the Company considered the following factors:

     - The Board's conviction that the Company's future lies in the vision inspection industry;

     - The fact that, despite management's best efforts, the Company continues to face significant short and long-term liquidity needs which have impeded achieving the Company's strategic objectives and which make negotiating a favorable alternative transaction with another party within a reasonable time frame unlikely;

     - The structure of the financial terms of the transaction, which permit the Company to discharge substantially all its senior and junior debt while providing the reasonable prospect of the receipt of meaningful working capital for its on-going operations;

     - The absence of a financing contingency, and the terms of Weltronic's anticipated bank facilities, including the Subordination Agreement, which generally allow the future consideration to be timely paid to the Company as long as a default under Weltronic's bank facilities is not triggered;

     - Weltronic's plans to maintain the Welding Division as an independent entity functioning as a wholly-owned subsidiary in its current Farmington Hills, Michigan location, with the opportunity for the current Welding Division employees to be employed by MIAC;

     - The opinion of NatCity that the consideration to be received by the Company in the Asset Sale is fair to the Company from a financial point of view; and

     - The ability of the Company, upon the payment of a termination fee, to terminate the Asset Purchase Agreement to accept a superior offer.

     After fully considering the matter and weighing the factors described above, as well as certain additional considerations including those reflected in "Risk Factors," the Board of Directors concluded that on balance, the proposed Asset Sale is fair and in the best interests of the Company and its Shareholders.

     This discussion of the information and factors considered and given weight by the Board of Directors is not intended to be exhaustive, but is believed to include all material factors considered by the Board of Directors. In reaching the determination to approve and recommend that Shareholders approve the Asset Sale, the Board of Directors did not undertake a separate analysis of each of the factors considered, nor did it find it practical to, and it did not, assign any relative or specific weight to any of the factors which were considered, and individual directors may have given differing weights to different factors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously determined that the Asset Purchase Agreement is advisable and fair and in the best interests of the Company and the Shareholders of the Company. Accordingly, the Board of Directors of the Company unanimously recommends that the Shareholders vote FOR the Asset Sale.

USE OF PROCEEDS

     The Company expects to receive total consideration in connection with the Asset Sale of up to $37.3 million. The consideration consists of $20.55 million as partial payment for the assets at Closing, $1.45 million paid at Closing for certain transition services to be provided by the Company, up to $3 million if the Welding Division reaches certain agreed levels of orders from and deliveries to DaimlerChrysler AG during the period January 1, 1999 through December 31, 2000 and MIAC's assumption of $4.9 million of the Company's liabilities related to the Welding Division. The Company will use the $22 million of cash it receives at Closing as follows: (a) approximately $10 million to pay the Company's revolving credit facility with its bank, (b) 2.4 million to pay off the mortgage on the Company's Crestview facility being sold to Weltronic, (c) $7 million to pay the subordinated debenture holders and the balance for working capital including payment of trade payables of approximately $2 million dollars. The balance of the purchase price will be in the form of a Promissory Note in the principal amount of $7.4 million payable quarterly, plus interest, over the four years following the Closing Date. The final amount of the purchase price is subject to adjustment depending on the net value of certain assets of the Welding Division on the Closing Date. It is anticipated that payments on the Promissory Note and any Contingency Payments will be used by the Company for working capital to finance continued development of the Company's vision inspection products. The Company's Shareholders will not receive any distribution from the proceeds of the Asset Sale.

PLANS FOR THE COMPANY SUBSEQUENT TO THE ASSET SALE

     Following the Asset Sale, the Company expects to continue to pursue sales of its vision inspection products. The nearly debt free status of the Company after the Asset Sale, combined with the expected stream of Cash Payments from MIAC, will help the Company achieve this objective.

     The strategy of the Company is to seek out select market segments where software enabled vision technology can be highly integrated with manufacturing equipment. Target markets include optical disc inspection (DVD and CD-R), print quality assurance, ("PQA")display inspection, and VisionBlox software. The Company's disc inspection products have recently been redesigned and simplified to reduce manufacturing cost and size. DVD and CD-R markets are currently growing and are expected to continue to grow over the next several years. PQA was introduced in Europe by the Company in 1998 as an enhanced version of systems used to monitor print quality on compact discs. This product line is now offered in the U.S. as well and has been expanded to include the plastic container industry. Sales of PQA products continue to increase as more applications are developed in the container and packaging industries. The Company's display inspection products are used in a growing number of applications. The Company entered the display inspection market in 1997 with systems to inspect the LCD displays on cellular telephones.

     VisionBlox is the Company's software for providing solutions for vision inspection needs in a wide variety of applications and industries. This software allows tasks traditionally performed with dedicated vision hardware to be done with software running on off-the-shelf PC's using off-the-shelf frame grabber boards. VisionBlox software is further enhanced by the Company's recently announced Industrial Vision Controller (IVC) software which allows entire applications to be developed by dragging icons representing predefined steps in the vision inspection task from a menu to a file folder. Relationships are being formed with organizations to provide distribution for this product on a worldwide basis.

     In addition to the areas listed above, the Company expects to continue development work on its patented color tools for use with VisionBlox. The ability to accurately measure color regardless of intensity is expected to open numerous applications in the vision industry. The Company also expects to continue development of a variation of its Moire technology. This variation will allow 3-D information to be gathered from an object without the need to move the object or have moving parts in the imaging apparatus. This variation is expected to greatly increase the speed of 3-D imaging, making many applications practical that previously could not be done quickly enough.

OPINION OF FINANCIAL ADVISOR

     On April 28, 1999, NatCity Investments, Inc. ("NatCity") delivered its written opinion that, as of such date, the consideration to be received by the Company pursuant to the terms of the Asset Purchase Agreement is fair, from a financial point of view, to the Company.

     THE FULL TEXT OF THE WRITTEN OPINION OF NATCITY, WHICH SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY NATCITY IN CONNECTION WITH THE OPINION, WHICH IS ATTACHED AS APPENDIX C TO THIS PROXY STATEMENT. THE SUMMARY OF THE OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SUCH OPINION, WHICH IS INCORPORATED HEREIN BY REFERENCE. SHAREHOLDERS OF THE COMPANY ARE URGED TO AND SHOULD READ SUCH OPINION IN ITS ENTIRETY.

     In connection with its opinion, NatCity reviewed, among other things:

        the Asset Purchase Agreement;
        the form of Transition Services Agreement;
        the form of Promissory Note;
        the form of Guaranty of Weltronic;
        the form of Non-Competition Agreement;
        the Buyer's Bank Commitment Letter;
        the form of Subordination and Intercreditor Agreement;
        the form of Assignment and Assumption Agreement;
        the Company's Annual Report to Shareholders and Annual Report on Form
           10-K for the fiscal years ended December 31, 1998, 1997 and 1996 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 1998 and 1997, and proxy statement dated April 22, 1998;
        historical and projected financial and other information furnished to it by Weltronic; and certain internal financial analyses and other information furnished to it by the Company and Weltronic.

NatCity also:

        discussed the business and prospects of the Company and Weltronic and of the combined entity with members of the senior management of each company;
        visited the domestic manufacturing facilities of the Company and the principal manufacturing facilities of Weltronic;
        reviewed the reported price and trading activity for the Company's
           Common Stock;
        compared certain financial and stock market information for the Company with similar information for comparable publicly-traded companies identified by NatCity;
        reviewed the financial terms of certain comparable recent business combinations identified by NatCity;
        discussed the Commitment Letter and form of Subordination and
           Intercreditor Agreement with Weltronic and its banker; and reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as it deemed appropriate, including its assessment of general economic, market, monetary and other conditions existing on the date its opinion was delivered to the Company's Board of Directors.

     NatCity relied upon and assumed the accuracy and completeness of all the financial and other information reviewed by it for purposes of its opinion. NatCity also relied upon the managements of the Company and Weltronic as to the reasonableness and achievability of the financial and operating projections (and the assumptions and bases therefor) provided to it and, with their consent, assumed that such projections reflect the best currently available estimates and judgments of their managements and that such projections and forecasts will be realized in the amounts and in the time periods currently estimated by management. NatCity has not made an independent evaluation or appraisal of the assets and liabilities of the Company and Weltronic or any of their respective subsidiaries and NatCity has not been furnished with any such evaluation or appraisal. No limitations were imposed by the Company's Board of Directors or management on the scope of NatCity's investigation or analysis. NatCity did not determine the consideration payable to the Company. NatCity's opinion is based upon the economic and market conditions existing on the date of its opinion. NatCity's opinion is provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Asset Sale.

     The following is a summary of certain of the financial analyses relating to the Welding Division and Weltronic after the Asset Sale ("Weltronic Combined") conducted by NatCity in preparing its opinion. NatCity reviewed the assumptions upon which such analyses were based and other factors, including the current financial results of and future prospects for the Company and Weltronic, with the managements of the Company and Weltronic. NatCity did not assign any particular weight to any factor or analysis it considered in preparing its opinion. NatCity applied certain discount rates to the components of future consideration and the Assumed Liabilities. The present value of the consideration to be received by the Company pursuant to the terms of the Asset Purchase Agreement was determined to be approximately $33 million.

     Medar Trading Analysis. NatCity compared the price performance of the Company's Common Stock for the twelve months ended April 21, 1999 with the implied share price paid by MIAC for the Welding Division. The market price of the Company's Common Stock has ranged from a high of $3.1875 per share on May 21, 1998 to a low of $0.875 per share on December 30, 1998. The average price per share for the twelve month period was $1.84, and the Company's Common Stock closed at $2.50 per share on April 21, 1999. The implied share price was calculated by dividing the consideration to be received by the Company pursuant to the terms of the Asset Purchase Agreement by the number of shares of Common Stock of the Company outstanding on that date. The implied share price to be paid by MIAC for the Welding Division was calculated to be $4.06 per share.

     Mergers and Acquisitions Market Multiple Analysis-Medar Welding. NatCity also considered the total dollar volume for middle market merger and acquisition ("M&A") activity from 1995 through 1998 and for the latest twelve months ("LTM"). The middle market includes transactions ranging in volume from

$50-250 million, and so consists of transactions which are larger than the Asset Sale. Middle market M&A volume has steadily increased over the past four years and, despite the volatile equity markets seen in 1998, for the LTM. NatCity attributed this steady increase to such factors as strong corporate earnings, low inflation and interest rates, a strong economy and increased availability of capital. Median middle market multiples of earnings before interest, taxes and certain nonrecurring or special items ("EBIT"), increased from 6.9 in 1995 to
9.2 in 1997, then dropped to 8.8 in 1998 as a result of the volatile public equity and debt markets. On a LTM basis, EBIT multiples have rebounded to 11.1. Multiplying Medar Welding's 1998 EBIT of $2.9 million by 11.1 produces an implied valuation of $32.2 million.

     Comparable Company Analysis-Medar Welding. NatCity also compared certain historical and projected operating and financial information, ratios and public market multiples for Medar Welding to the corresponding publicly-available operating and financial information, ratios and public market multiples for six publicly-traded North American manufacturers of factory automation equipment and controls (the "Welding Comparable Companies"). The Welding Comparable Companies were Esterline Technologies Corporation; Scientific Technologies, Inc; TB Wood's Corporation; Hickok, Inc.; Hurco Companies, Inc.; and Moore Products Company. The Welding Comparable Companies were chosen because they were publicly-traded companies with operations that, for the purposes of analysis, NatCity considered similar to Medar Welding. NatCity analyzed, among other things, enterprise value (market capitalization plus funded debt less cash) as a multiple of net revenue, enterprise value as a multiple of EBIT, enterprise value as a multiple of EBIT before depreciation and amortization ("EBITDA"), and enterprise value as a multiple of operating cash flow. The information with respect to the financial results and financial condition of the Welding Comparable Companies was for the latest year end, and stock prices and market capitalization were as of the close of business on April 15, 1999. NatCity derived comparable company multiples by comparing values to revenues, EBITDA and EBIT for each of the respective comparable companies. The estimated financial results and the financial condition of the Welding Division, as so estimated and adjusted, were for the year ended and as of December 31, 1998.

     Such analyses indicated that: the ratios of enterprise value to net revenue for the Welding Comparable Companies had an average of 0.6 times and ranged from
0.3 times to 1.1. times. NatCity multiplied Medar Welding's 1998 revenue of $25.4 million by the Comparable Companies' Average Revenue multiple, producing an implied valuation of $16.0 million. The ratios of enterprise value to EBIT for the Welding Comparable Companies had an average of 5.9 times and ranged from
5.2 times to 7.4 times. Medar Welding's 1998 EBIT of $2.9 million, multiplied by the Comparable Companies' Average EBIT multiple, yielded an implied valuation of $17.0 million. The ratios of enterprise value to EBITDA for the Welding Comparable Companies had an average of 4.5 times and ranged from 4.1 times to
4.8 times. Multiplying Medar Welding's 1998 EBITDA of $4.4 million by the Comparable Companies' Average EBITDA multiple of 4.5 produced an implied valuation of $20.0 million. Lastly, the ratios of enterprise value to operating cash flow for the Welding Comparable Companies had an average of 7.4 times and ranged from 5.3 times to 10.3 times. NatCity multiplied Medar Welding's 1998 operating cash flow of $2.1 million by the Comparable Companies' Average Operating Cash Flow multiple, producing an implied valuation of $16 million.

     Comparable Transaction Analysis-Medar Welding. In addition to comparing this transaction to such multiples as NatCity sees in the marketplace for middle market companies, NatCity also reviewed six recent transactions for manufacturers of factory automation equipment and controls which NatCity considered reasonably comparable to the Asset Sale for purposes of its analysis (the "Comparable Transactions"). The Comparable Transactions included:

       Honeywell, Inc.'s acquisition of Measurex Corporation in 1997;
       Emerson Electric's acquisition of Computational Systems, Inc. in 1998; GE Fanuc NA's acquisition of Total Control Products in 1998; MascoTech, Inc.'s acquisition of Trimas Corporation in 1998;
       Hickok, Inc.'s acquisition of Waekon Industries in 1998; and
       Unova, Inc.'s acquisition of the machine tool business of Cincinnati Milacron in 1998.

     NatCity derived transaction multiples by comparing values to revenues, EBITDA and EBIT for each of these respective transactions, discounting the Emerson Electric/Computational Systems transaction due to its anomalous nature. NatCity multiplied Medar Welding's 1998 revenue of $25.4 million by the Comparable Transaction Average Revenue multiple of 1.21, producing an implied valuation of $30.7 million. Multiplying Medar Welding's 1998 EBITDA of $4.4 million by the Comparable Transaction Average EBITDA multiple of 8.47 produced an implied valuation of $37.3 million. Medar Welding's 1998 EBIT of $2.9 million, multiplied by the Comparable Transaction Average EBIT multiple of 11.06, yielded an implied valuation of $32.1 million.

     Because the reasons for and the circumstances surrounding each of the Comparable Transactions were so diverse and because of the inherent differences in the businesses, operations, financial conditions and prospects of the Welding Division and the businesses, operations and financial conditions of the companies included in the Comparable Transactions, NatCity believed that a purely quantitative comparable transaction analysis would not be particularly meaningful, and that the appropriate use of a comparable transaction analysis in this instance would involve qualitative judgments concerning the differences between the characteristics of these transactions and the Asset Sale which would affect the acquisition values of the acquired companies and the Welding Division.

     Discounted Cash Flow Analysis-Medar Welding. NatCity performed a discounted cash flow analysis using management's projections of the Company's financial performance. NatCity calculated a net present value of free cash flows for the fiscal years 1999 through 2003 using discount rates ranging from 18% to 26%. These discount rates were chosen as NatCity believes they represent a viable range of internal rates of return required by institutional equity investors. NatCity calculated Medar Welding's terminal values in fiscal year 2003 based on multiples of 4.0 times EBIT to 6.0 times EBIT. These terminal values were then discounted to present value using discount rates from 18.0% to 26.0%. Using Medar Welding's terminal values in the year 2003 as so calculated and discounting these terminal values to present value using discount rates ranging from 18.0% to 26.0%, the implied equity values of Medar Welding ranged from $20.3 million to $26.2 million.

     Leveraged Transaction Analysis-Weltronic Combined. Using historical and projected financial information provided by Weltronic, NatCity calculated projected free cash flow and various projected debt related coverage ratios of Weltronic Combined for the fiscal years 1999 through 2003, in order to assess the reasonableness of management's belief that Weltronic Combined will be able to service its resulting debt until the components of future consideration are paid in full. In doing so, NatCity performed due diligence on Weltronic Combined. This due diligence consisted of: (a) visiting Weltronic's primary manufacturing facilities, (b) discussing and testing Weltronic's and Weltronic Combined's business strategy, (c) discussing future research and development expectations, and (d) analyzing the financial models for Weltronic, the Company and Weltronic Combined. NatCity also considered all aspects and terms of the transaction consideration. Based on this analysis, NatCity concluded that management's belief was reasonable.

     In connection with this analysis, NatCity relied upon the managements of the Company and Weltronic as to the reasonableness and achievability of the financial and operating projections (and the assumptions and bases therefor) provided to it and, with their consent, assumed that such projections reflect the best currently available estimates and judgments of their managements and that such projections and forecasts will be realized in the amounts and in the time periods currently estimated by management.

     The following is a summary of certain of the financial analyses conducted by NatCity with respect to Integral Vision. NatCity reviewed the assumptions upon which such analyses were based and other factors, including the current financial results of and future prospects for the Company and Weltronic Combined, with the managements of the Company and Weltronic. NatCity did not assign any particular weight to any factor of the analyses it considered in preparing its opinion.

     Discounted Cash Flow Analysis-Integral Vision. NatCity performed a discounted cash flow analysis using management's projections of the Company's financial performance. NatCity calculated a net present value of free cash flows for the fiscal years 1999 through 2003 using discount rates ranging from 18% to 26%. These discount rates were chosen as NatCity believes they represent a viable range of internal rates of return required by institutional equity investors. NatCity calculated Integral Vision's terminal values in fiscal year 2003 based on multiples of 5.5 times EBIT to 7.5 times EBIT. These terminal values were then discounted to present value using discount rates from 18.0% to 26.0%. Using the Integral Vision's terminal values in the year 2003 as so calculated and discounting these terminal values to present value using discount rates ranging from 18.0% to 26.0%, the implied equity values of Integral Vision ranged from $6.5 million to $9.1 million.

     Comparable Company Analysis-Integral Vision. NatCity also compared certain historical and projected operating and financial information, ratios and public market multiples for Integral Vision to the corresponding publicly-available operating and financial information, ratios and public market multiples for five publicly-traded North American manufacturers of vision inspection products (the "Vision Comparable Companies"). The Vision Comparable Companies were Cognex Corporation; Advanced Machine Vision CP-A; PPT Vision, Inc.; Elbit Vision Systems Ltd; and Stocker & Yale, Inc. NatCity analyzed, among other things, the enterprise value as a multiple of net revenue, and enterprise value as a multiple of book value. The information with respect to the financial results and financial condition of the Vision Comparable Companies was for the latest year end, and stock prices and market capitalization were as of the close of business on April 16, 1999. The estimated financial results and the financial condition of Integral Vision, as so estimated and adjusted, were for the year ended and as of December 31, 1998.

     Such analyses indicated that: (a) the ratios of enterprise value to net revenue for the Vision Comparable Companies had an average of 2.8 times and ranged from 0.8 times to 9.1 times. NatCity multiplied Medar Vision's 1998 revenue of $9.4 million by the Comparable Companies' Average Revenue multiple, producing an implied valuation of $25 million; (b) the ratios of enterprise value to Book Value for the Vision Comparable Companies had an average of 1.8 times and ranged from 0.4 times to 5.0 times. Medar Welding's 1998 Book Value of $17.4 million, multiplied by the Comparable Companies' Average Book Value multiple, yielded an implied valuation of $31.0 million.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or the summary set forth above, without considering all of the analyses, could produce an incomplete view of the processes underlying NatCity's opinion. In arriving at its fairness determination, NatCity considered the results of all such analyses.

     No company or transaction used in the above analyses as a comparison is directly comparable to the Company, the Welding Division, Integral Vision, Weltronic Combined or the Asset Sale. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of companies and other factors. NatCity prepared its analyses solely for purposes of providing its opinion to the Company's Board of Directors as to the fairness, from a financial point of view, of the consideration to be received by the Company pursuant to the terms of the Asset Purchase Agreement, and such analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. NatCity has expressed no opinion as to the prices at which the Company's shares may trade following the date of its opinion or the consummation of the Asset Sale.

     Analyses based upon forecasts of future results do not necessarily indicate actual future results, which may be significantly more or less favorable than the analyses may suggest. Such analyses are based upon numerous factors or events beyond the control of the parties or their advisors and are inherently subject to uncertainty, and in rendering its opinion, NatCity may have deemed various underlying assumptions as more or less probable than other assumptions. None of the Company, Weltronic, NatCity or any other person assumes responsibility if future results are materially different from those forecast. As described above, NatCity's opinion to the Board of Directors of the Company was one of many factors taken into consideration by the Company's Board of Directors in making its determination to approve the Asset Purchase Agreement. NatCity's opinion to the Company's Board of Directors addresses only the fairness, from a financial point of view, of the consideration to be received by the Company pursuant to the terms of the Asset Purchase Agreement and does not constitute a recommendation to any Shareholder of the Company as to how to vote on the Asset Sale.

     This description of NatCity's opinion is a summary of the analysis performed by NatCity and is qualified by reference to the written opinion of NatCity attached as Appendix C to this Proxy Statement.

     Pursuant to the terms of the engagement of NatCity to render the opinion, the Company has paid NatCity a nonrefundable fee of $100,000 for the preparation and delivery of its opinion, without regard to the conclusions set forth in the opinion. Pursuant to the terms of its engagement as the Company's exclusive financial advisor, NatCity will receive a fee of $25,000 plus 1.0% of the total consideration plus 5.0% of the total consideration in excess of $30 million at Closing. The Company has agreed to reimburse NatCity for its reasonable out-of-pocket expenses, including attorney's fees, and to indemnify NatCity against certain liabilities, including certain liabilities under the federal securities law. The terms of NatCity's engagement, which are customary for transactions of this nature, were negotiated at arm's length between the Company and NatCity, and the Company's Board of Directors was aware of such terms at the time of its approval of the Asset Purchase Agreement.

     NatCity, as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. In the ordinary course of business, NatCity Investments, Inc. may actively trade the equity securities of the Company for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Within the past three years, NatCity Investments, Inc. has written research reports for publication on, and has been a market maker in the securities of the Company. The Company selected NatCity to render a fairness opinion to the Company's Board of Directors because NatCity has substantial experience in transactions similar to the Asset Sale.

THE PARTIES

WELTRONIC/TECHNITRON, INC. AND MIAC ACQUISITION, INC.

     Weltronic is a privately owned Delaware corporation with principal offices located at 150 East St. Charles Street, Carol Stream, Illinois 60188. Its telephone number is (800) 323-2903. Weltronic is engaged in the business of manufacturing and selling resistance welding controls. In order to accommodate its goals in this transaction, Weltronic has incorporated a wholly-owned subsidiary, MIAC Acquisition, Inc. ("MIAC") in Michigan. Although MIAC will be the purchasing company, Weltronic will remain fully liable to Medar for fulfilment of MIAC's obligations under the terms of the Asset Purchase Agreement. In the discussion of the proposed Asset Sale contained in this Proxy Statement, references to Weltronic also include MIAC, unless the context otherwise requires.

     Weltronic was established in 1985 by the consolidation of two entities, Weltronic Corp., established in 1936, and Technitron, Inc., established in 1964. Both companies manufactured and sold resistance welding controls either in the automotive or industrial markets. Weltronic is a privately-owned company, owned by members of its United States management team and Nadex Co. Nadex Co. is a publicly-held Japanese company which, in part, manufactures resistance welding controls for sale to Japanese automotive companies. Nadex Co. was established in 1948 and has been one of the leaders in developing resistance welding control technology for the automotive marketplace. In 1999, Weltronic acquired certain assets of Robotron Corporation, a U.S. manufacturer of automotive and industrial welding controls.

     Weltronic has enjoyed a significant market share in the North American automotive welding control industry. Because of the needs of core automotive customers, Weltronic and Nadex have undertaken a plan to service automotive plants worldwide and to consolidate industry leaders domestically. The acquisition of the resistance Welding Division of the Company should provide significant synergies and cost savings for the combined organization.

MEDAR, INC.

     The Company is a Michigan corporation with its principal office at 38700 Grand River Avenue, Farmington Hills, Michigan 48335, telephone (248) 471-2660. The Company is a market leader in the fields of resistant welding controls and vision inspection technology.

     Prior to negotiations in connection with the Asset Sale, there have been no material contracts, arrangements, understandings, relationships, negotiations or transactions between the Company and any of its affiliates and Weltronic and any of its affiliates.

TERMS OF THE ASSET PURCHASE AGREEMENT

     The terms and conditions of the Asset Sale are contained in the Asset Purchase Agreement, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The description in this Proxy Statement of the terms and conditions of the Asset Sale is qualified in its entirety by, and made subject to, the more complete information set forth in the Asset Purchase Agreement. SHAREHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE ASSET PURCHASE AGREEMENT IN ITS ENTIRETY.

Sale of Assets

     Under the terms of the Asset Purchase Agreement, the Company will sell to MIAC essentially all of the assets associated with the Company's Welding Division. This includes the welding control manufacturing facility and the equipment, furniture and fixtures located at 24755 Crestview Court, Farmington Hills, Michigan; the various patents, technology, and know-how of the Company with respect to the design, manufacturing and marketing of welding controls; and all inventory, sales orders, accounts receivable and operating records associated with the Welding Division. The assets will also include the right to the name "Medar" which has traditionally been associated with the Company's welding control line; the Company's wholly-owned subsidiary, Medar Canada Ltd.; and the Company's interest in the Chinese joint venture, Shanghai Medar Welding Equipment Co., Ltd. Specifically excluded from the Asset Sale are cash or cash equivalents; certain of the Company's books and records; tax refunds or credits; and any assets associated with the Company's vision inspection business.

Liabilities Assumed

     MIAC will assume the executory obligations of the Company for continued performance under certain contracts related to the Welding Division that become performable or payable on or after the Closing Date and that were incurred in the ordinary course of the business of the Welding Division. In addition, Weltronic will assume the Company's obligations to Square D Company under the Square D License.

The Purchase Price

     The purchase price for the acquired assets includes a cash payment to be made on the Closing Date of $20.55 million; accounts payable to be paid at Closing of $3 million; the secured Promissory Note in the principal amount of $7.4 million; the assumption of the Company's $1.8 million of obligations under the Square D License, assumption of $100,000 of warranty obligations and the Contingency Payments of up to $3 million dependent upon deliveries and unfilled purchase orders or releases calling for deliveries to DaimlerChrysler AG for the period between January 1, 1999 to December 31, 2000, as follows: a) the later of 30 days after orders total at least $5.5 million or February 15, 2000, $1.5 million will be paid by MIAC to the Company; b) if the DaimlerChrysler orders total $8 million within the period, an additional $.75 million will be paid by MIAC to the Company in equal monthly installments commencing April 15, 2000 and ending March 15, 2001; and c) if such orders total $11 million within the period, an additional $.75 million will be paid by MIAC to the Company by increasing the amount of the monthly installments payable from April 15, 2000 to March 15, 2001. Notwithstanding the foregoing, if requested by Weltronic's senior Lender, the Contingency Payments will be paid quarterly or as otherwise required by the senior Lender. In addition, at Closing, MIAC will pay the Company $1.45 million for certain transition services to be provided by the Company after the Closing Date.

     The Promissory Note will bear interest at 1% over the lowest rate of interest paid by Weltronic to its senior Lender on its revolving line of credit or term loan for borrowings related to the transactions contemplated by the Asset Purchase Agreement, as adjusted from time to time, and will require principal payments of $462,500 per calendar quarter. To secure payment of the Promissory Note and other obligations, Weltronic and MIAC will grant a security interest in all of their assets to the Company pursuant to a general business security agreement to be entered at Closing. The purchase price is subject to adjustment based on changes in the book value of the Company's accounts receivable transferred to MIAC, inventory and costs and estimated earnings in excess of billings on incomplete contracts from those reflected on the December 31, 1998 balance sheet for the Welding Division to the amounts on the Closing Date. Weltronic will perform a physical inventory as of the Closing Date and, within 45 days after the Closing Date, will prepare a closing balance sheet, (the "Proposed Closing Balance Sheet") setting forth the book value of the assets of the Welding Division as of the Closing Date. If the Proposed Closing Balance Sheet is acceptable to the Company, the amount of the purchase price will be adjusted by the amount of the increase or decrease in the book value of those assets from the value established by the December 31, 1998 balance sheet and a cash payment in the amount of such difference will be made by MIAC or the Company, as the case may be, to the other party within five (5) days of the final determination of the Closing Balance Sheet. If the Company objects to the Proposed Closing Balance Sheet, the parties will attempt in good faith to resolve the dispute and if they are unable to resolve the dispute, the matter will be submitted to binding arbitration.

Representations and Warranties

     The Asset Purchase Agreement contains various representations and warranties related to, among other things, (a) the due organization, authority, and power of the parties and similar corporate matters; (b) the authorization, execution, delivery, and enforceability of the Asset Purchase Agreement; (c) the lack of conflicts under charters or bylaws or violations of agreements or laws applicable to the Welding Division or Weltronic; (d) that the Company does not have any undisclosed subsidiaries or investments in any entity in connection with the Welding Division; (e) that no insolvency proceedings affecting either party or its assets are pending or threatened; (f) that the Company has all necessary permits and licenses to operate the Welding Division; (g) the accuracy and completeness of each party's financial information; (h) the conduct of the Welding Division's and Weltronic's respective businesses since the most recent financial statements provided by each party and the absence of adverse changes;
(i) labor matters and employee benefit plans related to the Welding Division;
(j) the Company's title to the assets being purchased by MIAC, the lack of encumbrances upon and the condition and sufficiency of such assets; (k) the completeness and accuracy of previous tax filings; (l) the extent of liabilities associated with the Welding Division; (m) the Company's compliance with all applicable laws, including environmental laws, in its operation of the Welding Division; (n) the lack of litigation; (o) insurance matters; (p) the accuracy and completeness of this Proxy Statement prepared by the Company; (q) the Company's receivables ; (r) the Company's Year 2000 compliance; (s) customers and suppliers of the Welding Division; (t) the lack of brokers or agents, other than NatCity, involved with the Asset Sale; and (u) the intellectual property being transferred.

Conduct Pending Closing

     The Company has agreed that prior to the Closing of the Asset Sale, unless otherwise consented in writing by Weltronic, it will operate the Welding Division in the ordinary course of business consistent with its past practices and maintain the assets and business of the Welding Division intact and in good condition.

No Solicitation

     Under the Asset Purchase Agreement, the Company is prohibited from soliciting, and has agreed not to permit its officers or advisors to solicit, any offers, engage in negotiations, or provide information to any other potential purchaser of the Welding Division, except that the Company may furnish information in response to requests that were not solicited by it and may negotiate with another potential purchaser if such other potential purchaser has submitted a written proposal to the Company's Board of Directors and the Board determines, in good faith, after receiving a written opinion of independent legal counsel, that failure to provide such information or engage in negotiations would be inconsistent with the Board's fiduciary duty to Shareholders under applicable law. The Asset Purchase Agreement also requires that the Company's Board of Directors recommend that its Shareholders approve the Asset Sale, unless independent outside legal counsel to the Company advises the Company's Board of Directors in writing that, in light of a competing offer, the directors' fiduciary duties under applicable law make such recommendation inappropriate.

Employees

     In connection with the Closing of the Asset Sale, the Company will terminate all of the approximately 150 employees exclusively associated with the Welding Division. The Asset Purchase Agreement provides that Weltronic shall be free to negotiate with and hire, but shall have no obligation to hire, any employee of the Company previously employed exclusively in the Welding Division. The Company will be responsible and liable for any salary, bonuses, accrued vacation, sick-leave time or other compensation or benefit, as well as any claim or causes of action related to the employees of the Welding Division accruing or relating to events occurring prior to the Closing Date. The Company further agrees that for a period of two years after the Closing Date it will not solicit or employ any person employed exclusively in the Welding Division at the Closing Date who becomes an employee of MIAC pursuant to the Asset Sale within 30 days after the Closing Date.

Closing

     The Asset Sale will be consummated only if approved by the requisite vote of the holders of a majority of the Company's outstanding Common Stock . If the Asset Sale is approved by the Shareholders at the annual meeting of the Company
on        , 1999, the Company anticipates consummating the transaction on
       , 1999.

     The Closing of the transactions contemplated by the Asset Purchase Agreement also is subject to the satisfaction of certain other conditions specified in the Asset Purchase Agreement, unless such conditions are waived by the party in whose favor the condition runs (to the extent such waiver is permitted by law). The failure of any such condition to be satisfied, if not waived, would prevent consummation of the transaction.

     In addition to the approval of the Company's Shareholders, the obligations of both parties to consummate the Asset Sale is subject to (i) there being no governmental orders or pending proceedings preventing the Asset Sale or generally imposing restrictions on Weltronic's use of the purchased assets or operations of its business after the Closing Date and (ii) the parties having received all required governmental approvals to consummate the Asset Sale. In addition, the obligations of Weltronic to consummate the transactions to be performed by it in connection with the Closing are subject to satisfaction of, the following conditions: (i) the representations and warranties of the Company contained in the Asset Purchase Agreement must be true and correct in all respects as of the Closing Date; (ii) the Company must have performed and complied with all of its covenants under the Asset Purchase Agreement in all material respects,(iii) the Company must have obtained all third party consents required to transfer the Welding Division assets and contracts to MIAC, except those the failure of which to obtain would not cause a material adverse effect;
(iv) the Company must deliver at Closing all of the documents and agreements required to be delivered by it as of such date; (v) the Company must not have taken any material action outside of the ordinary course of business of the Welding Division without Weltronic's consent; (vi) there must not have been any material adverse change in the condition (financial or otherwise), results of operations, business, properties, assets, liabilities or prospects of the Welding Division; and (vii) Weltronic shall have received, at its cost, a written report of a site assessment environmental audit regarding the real estate being purchased that is satisfactory to it.

     The obligations of the Company to consummate the transactions to be performed by it in connection with the Closing are subject to satisfaction of the following conditions, (i) the representations and warranties of MIAC and Weltronic contained in the Asset Purchase Agreement must be true and correct in all respects as of the Closing Date; (ii) MIAC must have performed and complied with all of its covenants under the Asset Purchase Agreement in all material respects through the Closing; and (iii) Weltronic and MIAC must deliver at Closing all of the documents and agreements required to be delivered by them as of such date.

Related Agreements

     In connection with the Asset Purchase Agreement, the parties also agreed to enter into a Noncompetition Agreement, a Transition Services Agreement and a Waiver and Release of Patent Infringement Liability. In addition, Maxco, Inc., Charles J. Drake, Richard R. Current and Max A. Coon, in their capacities as Shareholders of the Company, have signed a Voting Agreement agreeing to vote all of their shares held as of the Record Date, which represents approximately 25.8% of the Company's outstanding Common Stock, in favor of the Asset Sale. The Company will also enter into a Subordination and Intercreditor Agreement with Weltronic's Lender agreeing to subordinate payment of the Promissory Note, the Contingency Payments and other amounts which may become payable by MIAC or Weltronic to the Company to the prior payment in full of Weltronic's obligations to its Lender. Weltronic has also signed a Guaranty guaranteeing the obligations of MIAC under the Asset Purchase Agreement. Forms of the Promissory Note, the Noncompetition Agreement, the Transition Services Agreement, the Subordination and Intercreditor Agreement and the Guaranty are attached as exhibits to the Asset Purchase Agreement included with this Proxy Statement as Appendix A and are incorporated herein by reference. A copy of the Voting Agreement is attached to this Proxy Statement as Appendix D and incorporated herein by reference.

     In summary, the Noncompetition Agreement provides that the Company will not engage in the business of resistance welding control manufacture and sale anywhere in the world for a period of 5 years. The Transition Services Agreement provides that MIAC will pay the Company $1.45 million at the Closing as consideration for certain transition consulting services to be provided by the Company for a period of up to twelve months following the Closing Date. In addition, the Company will provide MIAC with access to space in the Company's Grand River facility for computer and inventory carousels for up to twenty months. No Company employee is required to spend more than 50% of his total business time in the first month or 25% thereafter in providing the transition services. The Waiver and Release of Patent Infringement Liability relates to the release by the Company of Weltronic from any liability relating to the claimed infringement by Weltronic of certain of the Company's patents relating to the Welding Division.

Weltronic's Financing and the Company's Related Subordination Agreement

     Weltronic has received a financing commitment from its institutional lender (the "Lender") to assist with the acquisition of the Welding Division, refinance its existing debt, and provide for ongoing working capital needs. The credit facilities consist of a maximum $18 million revolving loan, and a maximum of $9 million in two term loans (collectively, the "Credit Facilities"). The Credit Facilities mature three years from the date of funding, and accrue interest according to specified criteria.

     The Commitment Letter sets forth two financial covenants to be included in the Credit Facilities: a Debt Service Coverage Ratio of not less than 1.10 to 1, to be tested on a quarterly year-to-date basis for the first year and on a trailing twelve month basis thereafter; and a Tangible Net Worth covenant of $1 million less than Weltronic's tangible net worth as of the closing of its Credit Facilities, stepping up by 80% of planned net income on a quarterly basis going forward.

     In addition to regularly scheduled principal payments, Weltronic will be required to make mandatory prepayments for specified events, including (i) 100% of the net proceeds of specified sales or dispositions of any of its assets,
(ii) 100% of the net proceeds of sales of debt securities, and (iii) beginning in the second loan year, 60% of its excess cash flow (as defined in the Commitment Letter).

     To secure payment of the Credit Facilities, the Lender will be granted a first security interest in all of Weltronic's and MIAC's assets. The Lender will also receive a collateral pledge of all of the outstanding stock of Weltronic and its subsidiaries. In addition, Weltronic's subsidiaries must guaranty Weltronic's obligations to the Lender under the Credit Facilities. There will also be a limited guaranty of Durrell G. Miller, Weltronic's President, to Lender in the amount of $3 million, and a key man life insurance policy insuring Mr. Miller, with the Lender named as beneficiary.

     The Commitment Letter contains various conditions to the closing of the Credit Facilities which are normal for loans of this nature, and includes a requirement that Nadex invest at least $1.75 million in Weltronic and enter into a subordination agreement subordinating its interests to those of the Lender and the Company.

     Pursuant to the Subordination Agreement to be entered into at the Closing between the Company and the Lender, payments under the Promissory Note, the Contingency Payments and any other obligations of Weltronic to the Company will be subordinate to the prior payment in full of Weltronic's obligations to the Lender, up to a maximum principal amount of $45 million.

     The Subordination Agreement permits regular payments to the Company, conditioned on Weltronic meeting its obligations to the Lender. However, the Subordination Agreement prohibits any portion of a payment from being made if the payment would cause a default under Weltronic's Credit Facilities or could, in the Lender's opinion, result in a material adverse effect on Weltronic's ability to pay or perform its obligations to the Lender. The Subordination Agreement allows Weltronic to make partial payments to the Company to the extent such partial payments do not cause the foregoing results. Any amount of the Promissory Note or other obligation of Weltronic to the Company which is not paid when due because of the Subordination Agreement, will be added to the final installment due, and any portion of an unpaid installment of any Contingency Payment will be added to the next due installment until it can be paid without violating the terms of the Subordination Agreement.

     The Subordination Agreement also contains "standstill" provisions which prohibit the Company from taking any action against Weltronic to pursue collection of any unpaid obligations to the Company at any time while Weltronic's obligations to the Lender exceed the Lender's credit advance formula. However, when Weltronic's obligations to the Lender no longer exceed the Lender's credit advance formula, the maximum "standstill" period is six months, after which time, the Company could commence an action to enforce any past-due obligations.

     Pursuant to the Asset Purchase Agreement, MIAC has represented that the Credit Facilities will contain usual and customary events of default, cure and remedy provisions and other usual and customary terms and conditions not inconsistent with the Commitment Letter and Subordination Agreement, and will not be subject to amendment so as to conflict with those documents without the prior written consent of the Company, which will not be unreasonably withheld, conditioned or delayed.

Indemnification

     Subject to certain limitations, pursuant to the terms of the Asset Purchase Agreement, each of the parties has agreed to indemnify the other party and its officers, directors, successors and assigns, from and against any and all damages, claims, liabilities, losses, costs and expenses (including reasonable legal fees) in connection with or resulting from (a) with respect to the Company, any of the Company's debts, liabilities, and obligations, whether accrued, absolute, contingent, known, unknown, or otherwise, except only those liabilities expressly assumed by Weltronic; (b) any inaccuracy in any representation or breach of any warranty of the party contained in the Asset Purchase Agreement or any related agreement; or

(c) any failure by the party to perform or observe in full any covenant or agreement required to be performed by the Asset Purchase Agreement or any related agreement.

Termination

     The Asset Purchase Agreement provides that it may be terminated at any time before the Closing Date (a) by the mutual written agreement of the Company and Weltronic; (b) by either party if the conditions to such party's obligations under the Asset Purchase Agreement have not been met or waived by the nonfailing party on or prior to July 31, 1999, but only if the party terminating has not caused the condition giving rise to termination to be not satisfied through its own action or inaction; (c) by either party if any decree, permanent injunction, judgment, order or other action by any court of competent jurisdiction or any governmental authority preventing or prohibiting the Asset Sale shall have become final and non-appealable; (d) by Weltronic if this Proxy Statement does not include the recommendation of the Company's Board of Directors in favor of the Asset Sale, or the Board of Directors withdraws, modifies or changes in a manner materially adverse to Weltronic its recommendation of the Asset Sale, or the Board recommends to the Shareholders any proposed, direct or indirect, acquisition of the Welding Division by any person or group other than Weltronic and MIAC, or a tender offer or exchange offer for 50% or more of the Company's outstanding Common Stock is commenced and the Board, within 10 business days after such offer is commenced, either fails to recommend against acceptance of such offer or takes no position with respect to the same; (e) by the Company if its Board of Directors, in the exercise of its judgment as to its fiduciary duties to its Shareholders as imposed by applicable law and after consultation with and receipt of a written opinion from outside legal counsel, determines that such termination is required by reasons of any competing transaction being made or proposed; (f) by either Weltronic or the Company, if any updated representation or warranty made by the other party after the date of the Asset Purchase Agreement discloses any fact or condition that makes untrue or shows to have been untrue, any representation or warranty by the other party in the Asset Purchase Agreement unless concurrently with the delivery of the updated representation the other party represents and warrants that the disclosed fact or condition can and will be corrected at its expense prior to the Closing Date, provided this right to terminate only exists if the fact or condition constitutes a material adverse effect; or (g) by the Company or Weltronic at any time after the Annual Meeting if the Asset Purchase Agreement and the Asset Sale is not approved by the Shareholders.

Effect of Termination

     Except as otherwise described in this paragraph, upon any termination of the Asset Purchase Agreement, the Asset Purchase Agreement will become void and neither party will be liable to the other thereunder. Notwithstanding the foregoing, if the Asset Purchase Agreement is terminated as the direct result of a material intentional breach by a party of any of its covenants or agreements contained therein, all remedies available to the other party either in law or in equity on account of such failure to close, including, without limitation, the right to seek specific performance of the Asset Purchase Agreement as well as the right to pursue a claim for damages will be preserved and survive such termination. In addition, if the Asset Purchase Agreement is terminated (a) pursuant to the conditions specified in sections (d) or (e) in the section entitled " -- Termination" above or (b) the conditions specified in (b) in such section (provided the termination was not due to MIAC's or Weltronic's failure to satisfy a material closing condition) or (g) in such section, and after a bona fide competing transaction proposal has been received by the Company and, within four months after the date of such termination, the Company enters into an agreement for a competing transaction and subsequently closes that competing transaction, the Company must pay MIAC, as liquidated damages and not as a penalty, $2.5 million. Except as otherwise indicated; each of the parties has agreed to bear its own expenses incurred in connection with the negotiations, execution and performance of the Asset Purchase Agreement and the transactions contemplated thereby.

INTERESTS OF MANAGEMENT OR DIRECTORS IN THE ASSET SALE

     Except as stated below, none of the executive officers or directors of the Company has been offered an employment contract with Weltronic, is eligible for any compensation or benefit from the Company as a result of the proposed transaction, has any interest or ownership in Weltronic, or in any other way stands to personally benefit as a result of the consummation of the Asset Sale. Although Messrs. Drake, Doede and Current will provide services to Weltronic for twelve months after the Closing Date on a part time basis, the Company will be compensated by MIAC for such services and Messrs. Drake, Doede and Current will receive no additional benefit.

     Maxco, Inc. the Company's 24% Shareholder, is a holder of $750,000 of the Company's $7 million subordinated debentures. If the Asset Sale is consummated, these debentures will be fully paid. Max A. Coon and Vincent Shunsky, although officers and directors of the Company, are also officers and directors of Maxco, Inc., are paid by Maxco, Inc. and receive no compensation from the Company. Mr. Charles J. Drake, the Company's Chief Executive Officer, is a director of Maxco, Inc.

ACCOUNTING TREATMENT OF THE ASSET SALE

     The Asset Sale will be reflected on the Company's financial statements as a sale of the assets with a gain recognized for the difference between the total proceeds under the Asset Purchase Agreement and the book value of the net assets sold.

TAX CONSEQUENCES

     The following summary of certain tax consequences of the Asset Sale by the Company is not intended to be tax advice to any person, nor is it binding upon the Internal Revenue Service. In addition, no information is provided herein with respect to the tax consequences of the Asset Sale under applicable foreign or local laws.

     The Company will recognize a gain on the Asset Sale equal to the amount realized by the Company from the sale less the Company's adjusted basis in the net assets sold. The amount realized will equal the sum of money received by the Company in consideration for the assets plus the amount of the liabilities assumed by Weltronic. The Company will also have ordinary income for the $1.45 million of consideration it will receive under the Transition Services Agreement. The Company anticipates that its available NOL will offset the taxable gain and transition services income attributable to the transaction. The Company will also be subject to an alternative minimum tax. The gain on the Asset Sale will be included with the Company's alternative minimum taxable income or loss for the tax year ending December 31, 1999. However, the Company anticipates that it will pay alternative minimum tax payable with respect to the Asset Sale in the approximate amount of $275,000. In addition, the Company will pay state tax under the Michigan Single Business Tax on its gain from the Asset Sale in the approximate anticipated amount of $20,000.

     Consummation of the transaction will not result in any federal income tax consequences to Shareholders of the Company.

GOVERNMENT AND REGULATORY APPROVALS

     Both the Company and Weltronic made representations in the Asset Purchase Agreement that the proposed transaction would not trigger any requirements of consent or approval by any governmental agency. Consequently, the Company does not believe any regulatory approvals are required in connection with the sale of the Welding Division to Weltronic.

ARM'S LENGTH TRANSACTION

     The terms of the Asset Purchase Agreement were the result of arm's length negotiations. Neither Weltronic nor the Company nor any of their respective officers and directors holds an interest in the other.

No officer or director of the Company will become an officer, director or employee of Weltronic in connection with the sale of the Welding Division to Weltronic.

NO DISSENTERS' RIGHTS

     Under the Michigan corporate law, Shareholders are not entitled to dissenters' rights of appraisal with respect to the sale of the Welding Division to Weltronic.

REQUIRED VOTE

     The sale of the Welding Division to Weltronic is required to be approved by the holders of a majority of the outstanding Common Stock of the Company as of the Record Date. Since the Company had 9,024,901 shares of Common Stock outstanding on the Record Date, the proposal must receive 4,512,451 affirmative votes in order to be approved. Maxco, Inc., Charles J. Drake, Richard R. Current and Max A. Coon , in their capacities as Shareholders of the Company, have signed a Voting Agreement agreeing to vote all of their shares held as of the Record Date, which represents approximately 25.8% of the Company's outstanding Common Stock, in favor of the Asset Sale. Broker non-votes and other abstentions will have the same effect as a vote against the Asset Sale.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Company's Board of Directors unanimously recommends that the Shareholders vote FOR the Asset Sale.

                            BUSINESS OF THE COMPANY

GENERAL

     The Company is a Michigan corporation incorporated in 1978. Medar currently operates in two business segments where it develops, manufactures and markets microprocessor-based process monitoring and control systems for use in industrial manufacturing environments. The principal applications for the Company's products include resistance welding controls ("welding control products") and optical inspection systems and general purpose vision software and applications thereof (collectively "machine vision products"). The Company's products are generally sold as capital goods. Depending on the application, welding control products have a five to ten year life and machine vision systems have an indefinite life. Machine vision applications are more likely to require replacement because of technological obsolescence than because of physical wear.

     Sales of welding control products are effected through Medar, Inc. and its wholly-owned subsidiary, Medar Canada Ltd., located in Oshawa, Ontario, Canada. Sales of machine vision products are effected through Integral Vision, a division of the Company, and through Integral Vision LTD., a wholly-owned subsidiary of the Company, located in Bedford, England. The Company also has 21.3% of the stock of a joint venture for the manufacture of welding control products in China, Shanghai Medar Welding Equipment Corp. Ltd.

WELDING CONTROL PRODUCTS

     Welding controls monitor and automatically regulate electrical current passing through material being welded. The regulation of electrical current compensates for variation in materials, coatings and other welding systems characteristics. The Company's major customers include General Motors Corporation and DaimlerChrysler AG. Although most sales are made in North America, in recent years significant sales have been made to United States domestic automakers in South America (principally Brazil) and Asia (principally China). Sales to General Motors Corporation and DaimlerChrysler AG were 44.5%, 30.1% and 49.3% of total welding revenues in the years ended December 31, 1998, 1997 and 1996. With sales to these customers representing such a large share of revenues, the loss of sales to either of these customers or a downturn in the automotive industry could have a significantly negative effect on the Company. In addition to sales of new controls, the Company has a significant repair, parts and services business associated with an installed base of up to 50,000 controls.

MACHINE VISION PRODUCTS

     Machine vision is the application of technology to acquire, process and analyze image data so that conclusions can be drawn and actions taken based on those results. Machine vision technology is used to insure manufactured product quality by monitoring and controlling the manufacturing process.

     Medar's optical inspection systems are used to detect manufacturing defects in optical storage media, principally CD-R (write once disc) or DVD (digital versatile disc). The Company's Integral Vision division markets these systems all over the world with the principal markets currently being in Asia. In the past, the Company sold a version of this equipment which also inspected CD's (Compact Disc's). In early 1998, management determined that since CD was being replaced by DVD's, and other factors related to the market, it would no longer pursue this market following the liquidation of on hand inventory. A charge of $7.0 million of software costs and inventory (of which $6.0 million was related to machine vision products) was recorded to recognize this decision.

     Medar's general purpose software product, VisionBlox, and certain applications developed by Company personnel using the VisionBlox software as a base, are marketed principally in the United States and Europe by the Company's Integral Vision division. Although sales to date in Asia have not been significant, the Company is involved in efforts to strengthen its presence in the region. By its nature as a general-purpose product, the software can be used by OEM's and end users to answer a variety of needs. Current applications include application for inspections of cellular telephones and applications in medical, printing and electronics.

PRODUCTION

     The Company's production process consists principally of assembling standard electrical and electronic components and hardware subassemblies purchased from suppliers into finished products. When proprietary circuit boards are needed, the Company generally contracts for outside vendors to build the boards based on internal company designs.

     The Company generally does not rely on a single source for parts and subassemblies, although certain of the components and subassemblies included in the Company's products may only be obtained from a limited number of suppliers. Management believes it will be able to develop alternative sources or employee alternative designs for any of the components used in its products thereby mitigating any exposure to product interruption from shortages of parts or limited suppliers.

     Management believes that technology incorporated in its products give it advantages over its competitors and prospective competitors. Protection of technology is attempted through a combination of patents, applied for patents, confidentiality agreements and trade secrets. The Company presently has 26 patents (12 related to welding controls and 14 related to machine vision products) and has applied for 10 more. There can be no assurance that patents applied for will be granted, the Company has the resources to defend its patents or that patents that the Company holds will be considered valid if challenged. In addition, it is possible that some patents will be rendered worthless as the result of technological obsolescence.

MARKETING

     The Company markets its welding control products to both end users and original equipment manufacturers (OEMs). Although primary sales are to North American assembly plants of US and foreign automotive companies and their suppliers, the Company has significant other customers in farm implement, appliance and other industries. In recent years the Company has made inroads into South America with sales to assembly plants of both US and European automakers and with General Motors and Volkswagen assembly plants in China. The Company's US and Canadian sales are generally made using Company employees with certain remote sales in the US and sales outside of the US and Canada made through representatives. Machine vision products are generally marketed to end users, but the Company has had success in integrating its products with end users in certain circumstances. Sales are made worldwide, however, the Company's strongest presence is maintained in the US (through Company employees), Europe (through employees of Integral Vision, LTD.), and Asia (through a combination of representatives and of Company employees). Company sales employees in both segments are compensated by salary and commission.

COMPETITION

     The Company experiences strong competition in both segments. For welding controls, competitors include Weltronic, Robotron Corporation (acquired by Weltronic early in 1999) and Robert Bosch GmbH. In particular, competition is strongest for major welding control orders from automakers. Generally, sales of welding controls to first and second tier manufacturers and sales of parts and services have less competition. For machine vision, the Company experiences competition in all areas in which it operates. Competition is strongest in optical inspection systems from Dr. Schenk GmbH and Basler GmbH. Competition for the general-purpose vision software and applications comes principally from Cognex Corp.; however, many other niche producers also provide competition in specific markets.

EXPORT SALES

     Sales outside of the United States and Canada accounted for 25%, 19% and 21% of the Company's net sales in 1998, 1997 and 1996. Management expects that such sales will continue to represent a significant percentage of its net sales. Most of the Company's export billings are denominated in US dollars. Welding segment billings in Canada are in Canadian dollars and vision segment billings in the UK and Japan are generally in pound sterling and yen, respectively. On occasion other export billings are denominated in the currency of the customer's country.

OTHER INFORMATION

     Segment information for the past 3 years is as follows:

                                                                             OPERATING      IDENTIFIABLE
                                                                REVENUE    INCOME (LOSS)       ASSETS
                                                                -------    -------------    ------------
                                                                             (IN THOUSANDS)
WELDING CONTROLS
1996........................................................    $27,853       $ 5,121         $27,370
1997........................................................     24,569         3,261          24,248
1998........................................................     25,380         2,906(a)       21,770
MACHINE VISION SYSTEMS
1996........................................................    $13,618       $(5,703)        $22,423
1997........................................................     15,955        (1,078)         28,358
1998........................................................      9,433        (6,063)(a)      18,043

-------------------------
(a) Excludes charge-offs of capitalized software development costs, inventory and other which totaled $1.4 million for the welding controls segment and $5.6 million for the machine vision systems segment. This charge, which was reported in the first quarter of 1998, resulted from a general review of the recoverability of software development costs for welding and the specific decision to no longer pursue the sale of products for the CD market for machine vision.

     As of December 31, 1998, the Company had an order backlog of approximately $3.9 million for welding control products and $600,000 for machine vision products compared to $3.3 million for welding and $800,000 for vision at December 31, 1997. The nature of the Company's business is that, although it has many individual customers, it has two major customers and those major customers tend to place large orders. As such, backlog at any point in time can vary dramatically. At December 31, 1998 and 1997, approximately 8% and 42% of the Company's backlog was attributable to welding control products for General Motors Corporation and approximately 2% and 19%, was attributable to welding control products for DaimlerChrysler AG. Management expects that the Company will ship products representing this entire backlog in 1999.

     The costs to the Company of complying with federal, state and local provisions regulating protection of the environment are not material.

     There are no material legal proceedings currently in existence or pending, of which the Company is aware, to which the Company or any subsidiary is a party or of which any of their property is subject.

     As of February 28, 1999, the Company had approximately 227 permanent employees, as compared to 275 at February 28, 1998 and 330 at February 28, 1997. The Company also engages contract workers, primarily for assembly operations, the number of which varies depending upon production requirements. None of the Company's employees are represented by a labor union.

     The following unaudited Pro Forma Consolidated Balance Sheet of Medar, Inc. as of December 31, 1998 is based upon the historical financial statements of the Company. The Pro Forma Consolidated Balance Sheet has been adjusted to reflect the Asset Sale to MIAC for $20.55 million in cash, $7.4 million in notes, $4.9 million of Assumed Liabilities and $1.45 million for certain transition services and includes adjustments for estimated transaction costs and the application of the net cash proceeds, as if the transaction had taken place on December 31, 1998. The Pro Forma Consolidated Balance Sheet does not reflect the Contingency Payments or adjustments to the purchase price based on changes in accounts receivable, inventory and costs and estimated earnings in excess of billings on incomplete contracts between January 1, 1999 and the Closing Date.

     The Pro Forma Consolidated Balance Sheet is based upon the assumptions set forth in the notes thereto, and should be read in conjunction with the Company's Annual Financial Statements and related Notes thereto and other financial information included elsewhere in this Proxy Statement or incorporated by reference hereto.

              PRO FORMA CONSOLIDATED BALANCE SHEET OF MEDAR, INC.
                               DECEMBER 31, 1998

                                                                          ADJUSTMENTS FROM
                                                       HISTORICAL            ASSET SALE         PRO FORMA
                                                       ----------         ----------------      ---------
                                                                         (IN THOUSANDS)
Assets:
Current assets:
Cash...............................................     $   566A        $22,000B     $19,200     $   217
                                                                               D       2,049
                                                                               F       1,100
Accounts receivable, net...........................      10,901                C       8,063       2,838
Inventories........................................       9,749                C       5,418       4,331
Costs and estimated earnings in excess of billings
  on incomplete contracts..........................       1,495                C       1,296         199
Current maturities of notes receivable.............            A          1,350                    1,350
Other current assets...............................         683                C         157         526
                                                        -------                                  -------
Total current assets...............................      23,394                                    9,461
Notes receivable...................................            A          4,737                    4,737
Property and equipment, net........................       8,488                C       3,587       4,901
Capitalized software development costs, net........       5,349                C         996       4,353
Patents, net.......................................       1,890                C       1,539         351
Other..............................................         692                C         265          27
                                                                               E         400
                                                        -------                                  -------
Total assets.......................................     $39,813                                  $23,830
                                                        =======                                  =======

                                                                          ADJUSTMENTS FROM
                                                       HISTORICAL            ASSET SALE         PRO FORMA
                                                       ----------         ----------------      ---------
                                                                         (IN THOUSANDS)
Liabilities and Stockholders' equity:
Current liabilities:
Accounts payable...................................     $ 5,559A          3,000                  $ 1,559
                                                               D          1,000
Employee compensation..............................         889D            499                      390
Accrued and other liabilities......................         827D            550A       3,050       3,327
Current maturities of long-term debt...............      13,478C         12,355                    1,123
                                                        -------                                  -------
Total current liabilities..........................      20,753                                    6,399
Long term debt, less current maturities............       8,199A          1,354                        0
                                                               B          6,845
Stockholder's equity:
Common stock, without par value....................       1,805                                    1,805
Additional paid-in capital.........................      31,187                                   31,187
Retained-earnings deficit..........................     (21,628)C        21,321A      29,391     (15,058)
                                                               E            400
                                                               F          1,100
Notes receivable from officers.....................        (580)                                    (580)
Accumulated translation adjustment.................          77                                       77
                                                        -------                                  -------
Total Stockholders' equity.........................      10,861                                   17,431
                                                        -------                                  -------
Total liabilities and Stockholders' equity.........     $39,813         $76,511      $76,511     $23,830
                                                        =======                                  =======

-------------------------
A Adjusted to reflect cash proceeds ($22,000,000) and a note receivable, net of discount ($6,087,000) to be received at Closing, liabilities to be assumed, net of discount, by MIAC at the Closing ($4,354,000), deferred revenue related to the Transition Services Agreement ($1,450,000) and accruals for warranty expense, uncollectible accounts and transition costs ($1,600,000).

B Adjustments to reflect payments of a revolving note to bank, a term note to bank, the subordinated debentures (including unaccreted value assigned to related warrants) and other indebtedness.

C   Adjustment to record the transfer of assets to Purchaser.

D Adjustment to record the payment of accounts payable and other current liabilities at Closing.

E   Adjustment to charge off deferred bond insurance cost.

F Adjustment to record estimated transaction related costs (professional fees -- $800,000 and taxes -- $300,000).

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

OVERVIEW

     Medar develops, manufactures and markets microprocessor-based process monitoring and control products for use in industrial manufacturing environments. The Company's revenues are primarily derived from the sale of resistance welding controls, optical inspection equipment and general purpose vision software. Resistance welding control products are marketed primarily to automobile manufacturers and suppliers of industrial automation equipment. Optical inspection equipment is principally sold to end users and suppliers of CD-R and DVD disc manufacturing equipment. General purpose vision software is sold into numerous applications in a wide variety of industries.

     In order to present more meaningful information in light of the proposed Asset Sale, the discussion which follows focuses on the operations of the individual divisions of the Company. The Management's Discussion and Analysis of Financial Condition and Results of Operations section included in the Company's Annual Report to Shareholders for the year ended December 31, 1998 focuses on the Company as a whole. The Liquidity and Capital Resources section included below also reflects more current information than that presented in the Annual Report.

RESULTS OF OPERATIONS

     The following tables set forth, for the periods indicated, certain items from the Company's Consolidated Statements of Operations, expressed by line of business:

                                                                    YEAR ENDED DECEMBER 31, 1998
                                                                ------------------------------------
                                                                WELDING        VISION
                                                                DIVISION      DIVISION       TOTAL
                                                                --------      --------       -----
                                                                           (IN THOUSANDS)
Net revenues................................................    $25,380       $  9,433      $ 34,813
Direct costs of sales.......................................     17,572          8,170        25,742
                                                                -------       --------      --------
Gross margin................................................      7,808          1,263         9,071
Other costs and expenses:
  Marketing.................................................      1,675          2,421         4,096
  General and administration................................      1,577          1,411         2,988
  Engineering and development:
     Expenditures...........................................      2,530          4,870         7,400
     Allocated to capitalized software and direct cost of
       sales................................................       (880)        (1,376)       (2,256)
                                                                -------       --------      --------
  Net expense...............................................      1,650          3,494         5,144
Product restructuring and other charges.....................      1,346          4,225         5,571
                                                                -------       --------      --------
                                                                  6,248         11,551        17,799
                                                                -------       --------      --------
Earnings (loss) from operations.............................      1,560        (10,288)       (8,728)
Interest....................................................      1,541            915         2,456
                                                                -------       --------      --------
Net earnings (loss).........................................    $    19       $(11,203)     $(11,184)
                                                                =======       ========      ========

                                                                   YEAR ENDED DECEMBER 31, 1997
                                                                -----------------------------------
                                                                WELDING        VISION
                                                                DIVISION      DIVISION       TOTAL
                                                                --------      --------       -----
                                                                          (IN THOUSANDS)
Net revenues................................................    $24,569       $15,955       $40,524
Direct costs of sales.......................................     17,435        11,642        29,077
                                                                -------       -------       -------
Gross margin................................................      7,134         4,313        11,447
Other costs and expenses:
  Marketing.................................................      1,373         2,788         4,161
  General and administration................................      1,381         1,319         2,700
  Engineering and development:
     Expenditures...........................................      2,930         6,341         9,271
     Allocated to capitalized software and direct cost of
       sales................................................     (1,811)       (5,057)       (6,868)
                                                                -------       -------       -------
  Net expense...............................................      1,119         1,284         2,403
                                                                -------       -------       -------
                                                                  3,873         5,391         9,264
                                                                -------       -------       -------
Earnings (loss) from operations.............................      3,261        (1,078)        2,183
Interest....................................................      1,235         1,054         2,289
                                                                -------       -------       -------
Net earnings (loss).........................................    $ 2,026       $(2,132)      $  (106)
                                                                =======       =======       =======

                                                                   YEAR ENDED DECEMBER 31, 1996
                                                                -----------------------------------
                                                                WELDING        VISION
                                                                DIVISION      DIVISION       TOTAL
                                                                --------      --------       -----
                                                                          (IN THOUSANDS)
Net revenues................................................    $27,853       $ 13,618      $41,471
Direct costs of sales.......................................     17,968         12,820       30,788
                                                                -------       --------      -------
                                                                  9,885            798       10,683
Other costs and expenses:
  Marketing.................................................      1,543          2,967        4,510
  General and administration................................      1,807          1,396        3,203
  Engineering and development:
     Expenditures...........................................      3,835          5,914        9,749
     Allocated to capitalized software and direct cost of
       sales................................................     (2,421)        (3,776)      (6,197)
                                                                -------       --------      -------
  Net expense...............................................      1,414          2,138        3,552
                                                                -------       --------      -------
                                                                  4,764          6,501       11,265
                                                                -------       --------      -------
Earnings (loss) from operations.............................      5,121         (5,703)        (582)
Interest....................................................        794            679        1,473
                                                                -------       --------      -------
Net earnings (loss).........................................    $ 4,327       $ (6,382)     $(2,055)
                                                                =======       ========      =======

     The following table sets forth for the periods indicated certain items from the Company's Statement of Operations on a Division basis as a percentage of net revenue. The impact of inflation for the periods presented was not significant.

                                                                 YEAR ENDED DECEMBER 31,
                                                                -------------------------
                                                                 1998      1997     1996
                                                                 ----      ----     ----
VISION DIVISION
Net revenues................................................       100%      100%     100%
Direct cost of sales........................................      86.6      73.0     94.1
                                                                ------    ------    -----
Gross margin................................................      13.4      27.0      5.9
Other costs and expenses:
  Marketing.................................................      25.7      17.5     21.8
  General and administrative................................      14.9       8.3     10.2
  Engineering and development:
     Expenditures...........................................      51.6      52.2     63.3
     Allocated to capitalized software and direct cost of
      sales.................................................     (14.6)    (44.1)   (47.6)
                                                                ------    ------    -----
     Net engineering and development expenses...............      37.0       8.1     15.7
Product restructuring and other charges.....................      44.8
                                                                ------    ------    -----
Total other costs and expenses..............................     122.5      33.9     47.7
                                                                ------    ------    -----
Loss from operations........................................    (109.1)     (6.9)   (41.8)
Interest....................................................       9.7       6.6      5.0
                                                                ------    ------    -----
Net loss....................................................    (118.8)    (13.5)   (46.8)

WELDING DIVISION
Net revenues................................................       100%      100%     100%
Direct cost of sales........................................      69.2      71.0     64.5
                                                                ------    ------    -----
  Gross margin..............................................      30.8      29.0     35.5
Other costs and expenses:
  Marketing.................................................       6.6       5.6      5.5
  General and administrative................................       6.2       5.6      6.5
  Engineering and development:
     Expenditures...........................................      10.0      15.0     13.8
     Allocated to capitalized software and direct cost of
      sales.................................................      (3.5)    (10.5)    (8.7)
                                                                ------    ------    -----
     Net engineering and development expenses...............       6.5       4.5      5.1
Product restructuring and other charges.....................       5.3
                                                                ------    ------    -----
Total other costs and expenses..............................      24.6      15.7     17.1
                                                                ------    ------    -----
Earnings from operations....................................       6.2      13.3     18.4
Interest....................................................       6.1       5.0      2.9
                                                                ------    ------    -----
Net earnings................................................        .1       8.3     15.5

YEAR ENDED DECEMBER 31, 1998, COMPARED TO DECEMBER 31, 1997 -- VISION DIVISION

     Net revenues decreased $6.5 million (40.9%) from $15.9 million to $9.4 million. Fifty percent of this decrease resulted from decreased sales of optical inspection products as the Division phased out it's iNSPECt product line which is marketed primarily to compact disc manufacturers. The remainder of the decrease resulted from decreased orders for the Company's turnkey systems, principally those used in the cellular telephone industry.

     Direct cost of sales decreased to $8.2 million from $11.7 million but as a percentage of net revenues increased to 86.6% from 73.0%. The decrease in the dollar amounts resulted principally from the decrease in sales and changes in product revenue mix. The percentage increase resulted from the inventory charge taken in the first quarter of 1998 related to the iNSPECt product line. Without this charge, cost of sales as a percentage of net revenues would have been very close to that of the prior year. The resulting margins from these sales are less than desired principally because of strong competition in the disc market. The introduction of the Omni scanner product is expected to help overcome the competitive disadvantages of the cost structure of the iNSPECt scanner product. Additionally, margin assistance should come from higher levels of sales of VisionBlox and VisionBlox applications products that normally have higher margin potential.

     Marketing expense decreased to $2.4 million from $2.8 million but increased as a percentage of net revenues to 25.7% from 17.5%. The reduction of costs came principally from variable and deferrable expenses that were not incurred. The increase in the percentage came from product introduction costs because of the necessity to introduce the new Omni product line and to continue to market VisionBlox and VisionBlox applications.

     General and Administrative expense remained relatively constant in dollar terms, but increased as a percentage of net revenues to 14.9% from 8.3%. This resulted principally from the fixed nature of these expenses.

     Net engineering and development expense increased to $3.5 million from $1.3 million and as a percentage of net revenues to 37.0% from 8.1%. Total expenditures for engineering and development decreased from $8.3 million to $4.9 million because of personnel and other cost reductions early in the year. The net increase resulted from fewer projects that were eligible for capitalization during the year. The percentage increase resulted from the reduced levels of net revenues and from the higher levels of net expenditures.

     During the first quarter of 1998 in response to the financial conditions that arose due to heavy investments necessary to complete certain projects under development and unexpected low levels of sales, management terminated 25% of the Division's employees. As these terminations severely constrained resources available for product support, it was followed by an extensive review of product offerings. This review determined that the Division would concentrate its future efforts toward products for the inspection of DVD and CD-R discs and products based on VisionBlox technology. Other products, in particular those related to the inspection of compact discs, were identified for phase out or abandonment. These products had unamortized software development costs totaling $4.5 million which were expensed. In addition, reserves totaling $1.4 million to reduce the cost of inventory related to these products to estimated realizable value were established.

     The inventory charge was included with direct cost of sales and the charge related to software development costs was reflected as product restructuring and other charges with other costs and expenses in the Statement of Operations.

     Interest expense decreased in dollar terms as the Division's net assets were a smaller proportion of total assets than in the prior year.

YEAR ENDED DECEMBER 31, 1997, COMPARED TO DECEMBER 31, 1996 -- VISION DIVISION

     Net revenues increased $2.3 million (17.2%) to $15.9 million from $13.6 million. The increase in revenues was principally in VisionBlox application (turnkey) systems used in the cellular telephone industry. Revenues from other optical inspection products were down compared to the prior year. In particular confusion in the CD/DVD market resulted in decreases in sales of CD products.

     Direct cost of sales decreased to $11.6 million from $12.8 million and as a percentage of net revenues decreased to 73.0% from 94.1%. The decrease in cost of sales results principally from sales of VisionBlox applications and other higher margin technology products at greater levels than experienced in 1996.

     Marketing expense decreased to $2.8 million from $3.0 million and as a percentage of net revenues to 17.5% from 21.8%. The reduction of costs came from stronger control of expenditures.

     General and Administrative expense remained relatively constant in dollar terms, but decreased as a percentage of net revenues to 8.3% from 10.2%. This resulted principally from the fixed nature of these expenses.

     Net engineering and development expense decreased to $1.3 million from $2.1 million and as a percentage of net revenues to 8.1% from 15.7%. Total expenditures for engineering and development was relatively constant during the year with amounts capitalized increasing for software related to VisionBlox color enhancements and other features and development of DVD-9.

     Interest expense increased in dollar terms as a result of the higher levels of borrowings during the year.

YEAR ENDED DECEMBER 31, 1998, COMPARED TO DECEMBER 31, 1997 -- WELDING DIVISION

     Net revenues increased $800,000 (3.3%) to $25.4 million from $24.6 million. From a net revenue standpoint, 1998 was very comparable to 1997.

     Direct cost of sales was very comparable between the years but as a percentage of net revenues decreased to 69.2% from 71.0%. This decrease resulted from a more favorable product mix, particularly from greater relative levels of revenues from DaimlerChrysler, as opposed to General Motors.

     Marketing expense increased to $1.7 million from $1.4 million and increased as a percentage of net revenues to 6.6% from 5.6%. The increases were related to expansions of personnel to support expected growth in the Division's service business and costs related to the Company's entry into Brazil.

     General and Administrative expense increased to $1.6 million from $1.4 million and increased as a percentage of net revenues to 6.2% from 5.6%. This resulted from a higher level of legal expenses and an increase in the level of provision for uncollectible accounts receivable during the year.

     Net engineering and development expense increased to $1.6 million from $1.1 million and as a percentage of net revenues to 6.5% from 4.5%. Total expenditures for engineering and development decreased from $3.7 million to $2.5 million because of personnel and other cost reductions early in the year. The net decrease resulted from fewer projects that were eligible for capitalization during the year. The percentage decrease came from the higher levels of net expenditures.

     As part of the first quarter of 1998 review of vision product offerings, welding product offerings were also reviewed. This review identified software and other charges totaling $1.4 million.

     Interest expense increased as a result of greater levels of borrowings in 1998 and the effect of the divisions net assets being a greater percentage of total net assets.

YEAR ENDED DECEMBER 31, 1997, COMPARED TO DECEMBER 31, 1996 -- WELDING DIVISION

     Net revenues decreased $3.3 million (11.8%) to $24.6 million from $27.9 million. This decrease in revenues arose from normal fluctuations in orders from the Division's major customers.

     Direct cost of sales decreased to $17.4 million from $18.0 million and as a percentage of net revenues increased to 71.0% from 64.5%. The increase in percent resulted from a less favorable product mix with particularly greater relative levels of revenues from General Motors as opposed to DaimlerChrysler and the effect of the Division's high proportion of fixed costs.

     Marketing expense decreased to $1.4 million from $1.8 million and was unchanged as a percentage of net revenues. The decrease resulted from cost control measures instituted during the year.

     General and Administrative expense decreased to $1.4 million from $1.8 million and decreased as a percentage of net revenues to 5.6% from 6.5%. This resulted from personnel reductions and other economies related to consolidations in several administrative functions.

     Net engineering and development expense decreased to $1.1 million from $1.4 million and as a percentage of net revenues to 4.6% from 5.1%. Total expenditures for engineering and development decreased to $3.7 million from $3.8 million because of personnel and other cost reductions early in the year. The net decrease resulted from a greater number of projects that were eligible for capitalization during the year. The percentage decrease came from the higher levels of net expenditures.

     Interest expense increased in dollar terms as a result of the higher levels of borrowings during the year.

LIQUIDITY AND CAPITAL RESOURCES

     At March 31, 1999, the Company had a revolving note payable to the bank, subordinated debentures due 2000 through 2005 and various term notes. Levels of advances under the revolving notes are based on levels of acceptable accounts receivable and inventory. At March 31, 1998, the Company had fully drawn the $10,000,000 limit of the revolving note.

     The Company reported an operating loss of $1.4 million for the first quarter of 1999.

     The revolving note is governed by an agreement that provides for the continuation of the agreement through June 7, 1999. There is no assurance that the bank will extend the note beyond that date. Despite the first quarter 1999 operating loss, management believes that the bank will continue to provide credit facilities to June 7, 1999 and further through the date of the Closing of the Asset Sale, at which time the credit facility is expected to be paid or refinanced. The Company is prohibited from paying dividends under the terms of the agreement.

     The Company has been in violation of tangible net worth and net worth ratio covenants in an agreement related to the $7.0 million of subordinated debentures since December 31, 1997. Early in 1999, an agreement was reached with the agent for the bondholders that provides for waiver of past violations and adjustment of the covenants. In exchange for these concessions by the bondholders the Company agreed to adjust the strike price of warrants held by the bondholders based on the occurrence of certain future events. The first quarter 1999 operating loss has resulted in violations of the adjusted covenants related to the debentures. The Company does not currently intend to request waivers or adjustments of these violations . Management believes that the bondholders will refrain from exercising their rights as a result of these violations through the Closing of the Asset Sale at which time the debentures are expected to be paid.

     If the Asset Sale is consummated, it is expected that the Cash Proceeds of the transaction will be sufficient to pay all existing funded indebtedness with the exception of the Company's mortgage on its Grand River Building. Additionally, it is expected that all trade payables and other liabilities related to the Welding Division will be paid. Following the Asset Sale, Company expects to refinance the current mortgage on its headquarters building and to obtain a modest line of credit in support of working capital. Cash to be generated from operations and deferred payments are expected to further support cash flow needs though 1999.

IMPACT OF YEAR 2000

     Management has determined that the Company will be required to modify or replace certain portions of its internal software and hardware so that those systems will properly utilize dates beyond December 31, 1999. Management presently believes that with modifications or replacements of existing software and certain hardware, the Year 2000 issue can be mitigated. However, if such modifications and replacements are not made, or are not completed timely, the Year 2000 issue could have a material impact on the operations of the Company.

     For its own information technology, management expects to fully complete software replacement, including testing and implementation, no later than September 30, 1999. Once testing is complete, the operating equipment will be ready for immediate use. The testing and implementation of all software is expected to be fully completed by September 30, 1999.

     The Company will utilize both internal and external resources to reprogram, or replace, test, and implement the software and operating equipment for Year 2000 modifications. The total cost of the Year 2000 project is estimated at $400,000, and is being funded through operating cash flows and capital leases. To date, the Company has incurred approximately $350,000 ($50,000 expensed and $300,000 capitalized for new systems and equipment) related to both its Year 2000 project and ordinary business expenditures that also addressed the Year 2000 issue.

     Management believes it has an effective program in place to resolve the Year 2000 issue in a timely manner. As noted above, the Company has not yet completed all necessary phases of the Year 2000 program. In the event that the Company does not complete any additional phases, the Company could be unable to effectively manufacture and ship certain products. In addition, disruptions in the economy generally resulting from Year 2000 issues could also materially adversely affect the Company. The amount of potential liability and lost revenue cannot be reasonably estimated at this time.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS

     The Company is exposed to market risk stemming from changes in foreign exchange rates, interest rates and prices of inventory purchased for assembly into finished products. Changes in these factors could cause fluctuations in earnings and cash flows. In the normal course of business, exposure to interest rates is managed by fixing the interest rates on the Company's long-term debt whenever possible. The Company does not generally enter into long-term purchase contracts but instead purchases inventory to fill specific sales contracts thereby minimizing risks with respect to inventory price fluctuations.

     Foreign Exchange Rates -- The Company's locations outside the US are in Canada and the United Kingdom. In both cases these are sales offices with net non-current assets that are not significant. On a consolidated basis the Company denominates sales in the following currencies:

     - Canadian Dollar
     - Japanese Yen
     - Pound Sterling
     - French Francs

     In management's opinion, as the currencies of Canada, Western Europe and the UK are generally stable; there is no significant exposure to losses due to currency fluctuations. However, because the Yen has not been stable over the past several years, the Company does enter into forward sales contracts equal to the future amount of Yen to be received at the time the order is accepted. These hedging transactions are on an order by order basis and at no time are they speculative in nature. At December 31, 1998, the fair market value of market risk sensitive instruments or potential for near-term losses of earnings or cash flows for such instruments was not material.

                 PROPOSAL 2: APPROVAL OF CORPORATE NAME CHANGE

     The Shareholders will also be asked to authorize an amendment to the Company's Articles of Incorporation to effect the Corporate Name Change. The proposed amendment is attached as Appendix B to this Proxy Statement. This proposal, if approved by the Shareholders, will be implemented only if the Asset Sale is approved and consummated and will be effected by the filing of the proposed amendment with the State of Michigan.

     The terms of the Purchase Agreement require Company to change its corporate name as the right to use the name "Medar" is to be sold to Weltronic as part of the Asset Sale. In addition, the Company's Board of Directors believes that approval of the Corporate Name Change would be in the best interest of the Company's Shareholders because the name "Integral Vision, Inc." will more accurately communicate the nature of Company's business after the consummation of the Asset Sale.

REQUIRED VOTE

     Amendment of the Company's Articles of Incorporation to effect the Corporate Name Change must be approved by Shareholders owning a majority of the Common Stock of the Company as of the Record Date. Since the Company had 9,024,901 shares of Common Stock outstanding on the Record Date, the proposal must receive 4,512,451 affirmative votes in order to be approved. Broker non-votes and other abstentions will have the some effect as a vote against the approval of the Corporate Name Change.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Company's Board of Directors unanimously recommends that the Shareholders vote FOR approval of the Corporate Name Change.

                 PROPOSAL 3: ADJOURNMENT OF THE ANNUAL MEETING

     The Shareholders will be asked to consider and vote upon a proposal to authorize adjournment or postponement of the Annual Meeting for up to 30 days to continue soliciting additional proxies in the event the Company fails to receive a sufficient number of votes to approve the Asset Sale or the Corporate Name Change. Proxies initially cast in favor of the Asset Sale and the other proposals contained in the Proxy Statement (unless revoked) will be voted in favor of the approval of such proposals at the subsequent meeting.

REQUIRED VOTE

     Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting, if a quorum is present.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Company's Board of Directors unanimously recommends that the Shareholders vote FOR approval of the Adjournment Proposal.

                       PROPOSAL 4: ELECTION OF DIRECTORS

     It is the intention of the persons named in the proxy to vote for election of the following nominees to the Board of Directors to hold office until the next Annual Meeting or until their successors are elected. In the event any nominee should be unavailable, which is not anticipated, the shares may, in the discretion of the proxy holders, be voted for the election of such persons as the Board of Directors may submit. Directors are elected for a term of one (1) year and until their successors are elected and qualified. Proxies will be voted only to the extent of the number of nominees named. Although the Company's Board of Directors is currently composed of six members, the bylaws of the Company allow for up to nine directors. All of the nominees for election to the Board of Directors will be elected if they receive the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. In the event qualified individuals are identified, up to three additional directors could be appointed at a later date by the Board.

     The following information is furnished concerning the nominees, all of whom have been nominated by the Board of Directors and are presently directors of the Company.

                                              PRESENT POSITION WITH THE COMPANY                  SERVED AS
                NAME                              AND PRINCIPAL OCCUPATION              AGE    DIRECTOR SINCE
                ----                          ---------------------------------         ---    --------------
Max A. Coon..........................    Secretary and Vice Chairman of the Board of    64          1978
                                         Medar, Inc.; President and Chairman of the
                                         Board of Maxco, Inc.
Richard R. Current...................    Executive Vice President and Chief             54          1996
                                         Financial Officer of Medar, Inc.
Charles J. Drake.....................    Chairman of the Board and Chief Executive      58          1978
                                         Officer of Medar, Inc.
Stephan Sharf........................    President of SICA Corp, a Michigan based       78          1986
                                         automotive industry consulting firm
Vincent Shunsky......................    Treasurer of Medar, Inc.; Director,            50          1978
                                         Treasurer and Vice President of Finance of
                                         Maxco, Inc.
William B. Wallace...................    Senior Managing Director of Equity             54          1990
                                         Partners, Ltd., a Troy, Michigan based
                                         private investment banking firm

     All of the foregoing directors and nominees have been engaged in the principal occupation specified for the previous five years with the exception of the following:

     Richard R. Current joined the Company in May 1995 as its Vice President of Finance. In March 1996, Mr. Current was named a Director of the Company. Prior to joining Medar, Mr. Current was managing partner of Ernst & Young's Lansing, Michigan practice from 1985 to 1992 and was the Chief Financial Officer of The Shane Group, Inc., a Hillsdale, Michigan holding company with ownership of a number of manufacturing and distribution subsidiaries, from 1992 to 1995. In September 1997, a corporation of which Mr. Current had previously served as an officer and director filed a petition for liquidation under Chapter 7 of the Bankruptcy Code. Although he was nominally an officer and director, Mr. Current's involvement was primarily as an investor, he did not receive any compensation from the company and was not involved in day-to-day operations. Due to these, among other factors, the Company does not believe this action is material to an evaluation of Mr. Current's abilities as a director and officer of the Company.

     Charles J. Drake resigned his position as President of the Company in February 1998. He continues to serve as the Chairman and Chief Executive Officer of the Company as he has since 1978.

     Messrs. Coon, Drake and Shunsky are also directors of Maxco, Inc., the stock of which is traded on the Nasdaq National Market.

     The Board of Directors has established a Compensation Committee whose members are Max A. Coon and Vincent Shunsky. The Compensation Committee is responsible for establishing compensation for the Company's Chief Executive Officer, approving executive compensation levels of all other executives and authorizing the levels and timing of bonus payments. In addition, this committee is responsible for administering the Company's Stock Option Plans, including designating the recipients and terms of specific option grants. The Compensation Committee met one time during the period ended December 31, 1998 to establish compensation criteria and levels. The Audit Committee, whose members are William
B. Wallace, Charles J. Drake and Stephan Sharf, met two times in 1998. The Audit Committee is responsible for discussing the scope and timing of independent audit work, selecting independent auditors, discussing problems and experience in completing audit work, reviewing audited financial statements, discussing findings and recommendations of independent auditors, monitoring the system of internal control and overseeing conflict of interest and related party transaction policies. The Company does not have a standing nominating committee.

     During the period ended December 31, 1998, there were a total of nine meetings of the Board of Directors. None of the above nominees attended fewer than 75% of the aggregate number of meetings of the Board of Directors and each committee on which he served which were held in 1998.

DIRECTOR COMPENSATION

     Directors who are not officers of the Company receive $200 for each meeting attended. In addition, Messrs. Sharf and Wallace each have consulting agreements with the Company pursuant to which they have agreed to provide consulting services to the Company for so long as they hold office as directors. The Company paid both Mr. Sharf and Mr. Wallace $9,600 for such consulting services during the fiscal year.

                               EXECUTIVE OFFICERS

     The following table sets forth information concerning the Executive Officers of the Company.

                                                   PRESENT POSITION WITH THE                         SERVED AS
                NAME                           COMPANY AND PRINCIPAL OCCUPATION           AGE      OFFICER SINCE
                ----                           --------------------------------           ---      -------------
Charles J. Drake.....................      Chairman of the Board And Chief Executive      58           1978
                                           Officer of Medar, Inc.
Mark R. Doede........................      President and Chief Operating Officer of       41           1989
                                           Medar, Inc.
Richard R. Current...................      Executive Vice President of Finance and        54           1995
                                           Director of Medar, Inc.
Michael J. Charchol..................      Former Vice President, Vision Products of      57           1996
                                           Medar, Inc.
Lyle D. Harbin.......................      Vice President of Marketing, Welding           65           1985
                                           Products of Medar, Inc.
Arthur D. Harmala....................      Vice President of Marketing, Vision            55           1995
                                           Products of Medar, Inc.
Max A. Coon..........................      Secretary and Vice Chairman of the Board       64           1978
                                           of Medar, Inc.; President and Chairman of
                                           the Board of Maxco, Inc.
Vincent Shunsky......................      Treasurer and Director of Medar, Inc.;         50           1978
                                           Treasurer, Vice President of Finance and
                                           Director of Maxco, Inc.

     All of the foregoing officers of the Company have been engaged in the principal occupations specified above for the previous five years except as stated above and as follows:

     Michael J. Charchol was appointed as Vice President, Vision Products of Medar, Inc. in March 1998. Prior to that time he had served for seven years as Vice President of the Company's Integral Vision -- AID subsidiary. Mr. Charchol retired from his position with the Company effective November 13, 1998.

     Mark R. Doede was appointed as President and Chief Operating Officer of the Company in February 1998. Prior to that time, Mr. Doede served as Vice President and Chief Operating Officer of the Welding Products Division of the Company since 1996 and served the Company in various other capacities since 1980.

     Arthur D. Harmala was appointed as Vice President of Marketing, Vision Products in March 1995. He has been Vice President, Sales and Marketing for the Company's wholly-owned subsidiary, Integral Vision -- AID, Inc., since 1989 and was previously employed by the Company since 1985 as director of marketing for Medar's line of vision products. Mr. Harmala previously worked in sales management positions at Allen-Bradley Company, Inc., a manufacturer of programmable controllers, and at Perceptron, Inc., a manufacturer of non-contact gauging products.

                             EXECUTIVE COMPENSATION

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors (the "Committee") consists of Max A. Coon and Vincent Shunsky. Messrs. Coon and Shunsky, although officers of the Company, are also officers and directors of Maxco, Inc., are paid by Maxco, Inc. and receive no compensation from the Company. Mr. Charles J. Drake, the Company's Chief Executive Officer, is a director of Maxco, Inc.

OVERVIEW AND PHILOSOPHY

     The Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

     The objectives of the Company's executive compensation program are to:

     - Support the achievement of desired Company performance.
     - Provide compensation that will attract and retain superior talent and reward performance.
     - Align the executive officers' interests with the success of the Company through the granting of stock options.

     The executive compensation program provides an overall level of compensation opportunity that is competitive with companies of comparable size and complexity. The Compensation Committee will use its discretion to set executive compensation where in its judgment external, internal or an individual's circumstances warrant it.

EXECUTIVE OFFICER COMPENSATION PROGRAM

     The Company's executive officer compensation program is comprised of base salary, long-term incentive compensation in the form of stock options, and various benefits, including medical and deferred compensation plans, generally available to employees of the Company.

BASE SALARY

     Base salary levels for the Company's executive officers are competitively set relative to other comparable companies. In determining salaries the Committee also takes into account individual experience and performance.

STOCK OPTION PROGRAM

     The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the program are to align executive and Shareholder long-term interests by creating a strong and direct link between executive pay and Shareholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock.

     In May 1995 a stock option plan allowing the issuance of options on up to 500,000 shares of the Company's Common Stock was approved by the Shareholders. This stock option plan provides for the grant of both options intended to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code, as amended, and nonstatutory stock options which do not qualify for such treatment. The stock option plan authorized a committee of directors to award executive and key employee stock options, as well as options to directors and nonemployees who are in a position to materially benefit the Company. Stock options were granted at an option price equal to the fair market value of the Company's Common Stock on the date of grant, have ten year terms and may contain exercise restrictions established by the committee. Awards are made at a level calculated to be competitive with companies of comparable size and complexity. Shares authorized for issuance under this plan are exhausted, although in the event options granted under this plan lapse, those shares would again become available.

     A new stock option plan authorizing options on 500,000 shares of Common Stock of the Company on substantially the same terms is proposed to be approved. See "Proposal 5: Approval of Stock Option Plan."

DEFERRED COMPENSATION

     Effective July 1, 1986, the Company adopted a 401(k) Employee Savings Plan. The 401(k) is a "cash or deferred" plan under which employees may elect to contribute a certain portion of their compensation which they would otherwise be eligible to receive in cash. The Company has agreed to make a matching contribution of 20% of the employees' contributions of up to 6% of their compensation. In addition, the Company may make a profit sharing contribution at the discretion of the Board. All full time employees of the Company or its U.S. subsidiaries who have completed six months of service are eligible to participate in the plan. Participants are immediately 100% vested in all contributions. The plan does not contain an established termination date and it is not anticipated that it will be terminated at any time in the foreseeable future.

BENEFITS

     The Company provides medical benefits to the executive officers that are generally available to Company employees. In addition, executive officers may be provided with other benefits, such as life insurance and automobiles. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for any executive officer for fiscal 1998.

CHIEF EXECUTIVE OFFICER

     Charles J. Drake has served as the Company's Chief Executive Officer since 1978. His base salary for the 1998 year was $160,000.

     Significant factors in establishing Mr. Drake's compensation were his strategic and overall management direction of the Company and his position and long service to the Company.

     The Committee believes Mr. Drake's compensation is comparable to that of chief executive officers of similar companies.

                                          THE COMPENSATION COMMITTEE

                                          Max A. Coon
                                          Vincent Shunsky

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and to the other executive officers whose compensation for the 1998 year exceeded $100,000:

                                                                 ANNUAL                  LONG TERM
                                                              COMPENSATION              COMPENSATION
                                                            -----------------       --------------------
                                                                                               ALL OTHER
                    NAME AND                                SALARY     BONUS        OPTIONS     COMP(1)
               PRINCIPAL POSITION                   YEAR      ($)       ($)           (#)         ($)
               ------------------                   ----    ------     -----        -------    ---------
Charles J. Drake................................    1998    160,000         0             0      7,308(2)
Chairman of the Board                               1997    160,000         0       100,000      7,911(2)
and Chief Executive Officer                         1996    295,000         0             0      5,255(2)
Mark R. Doede...................................    1998    115,962         0             0        520
President and                                       1997    105,000         0        15,000        519
Chief Operating Officer                             1996    105,000         0         3,000        520
Richard R. Current..............................    1998    115,000         0             0      1,380
Executive Vice President                            1997    115,000         0        10,000        769
and Chief Financial Officer                         1996    115,000         0        20,000      1,096
Arthur D. Harmala...............................    1998     93,077         0             0      1,117
Vice President of Marketing,                        1997     90,000         0        15,000        887
Vision Products                                     1996     92,380    20,000         8,000        890
Lyle D. Harbin..................................    1998    100,000    64,127(3)          0      1,701
Vice President of Sales,                            1997    101,021         0        10,000      1,212
Welding Products                                    1996     80,962         0         3,000        972

-------------------------
(1) Unless otherwise indicated, compensation in this category represents the Company's 20% match of employee deferrals of currently earned income into the 401(k) Employee Savings Plan.

(2) Includes premiums of $6,520, $5,893 and $5,255 paid by the Company on executive term life insurance in 1998, 1997 and 1996, respectively.

(3) Represents sales commissions earned by Mr. Harbin.

OPTIONS

     The following table summarizes the value of the options held by the executive officers named in the Summary Compensation Table above as of December 31, 1998. No options were granted to or exercised by the named individuals during the year ended December 31, 1998. All of the options held by the named individuals are presently exercisable.

                             YEAR END OPTION VALUES

                                                                                   VALUE OF
                                                                 NUMBER OF       UNEXERCISED
                                                                UNEXERCISED      IN-THE-MONEY
                                                                OPTIONS AT        OPTIONS AT
                            NAME                                  FY-END            FY-END
                            ----                                -----------      ------------
Charles J. Drake............................................      250,000             $0
Mark R. Doede...............................................       26,000             $0
Richard R. Current..........................................       45,000             $0
Arthur D. Harmala...........................................       34,000             $0
Lyle D. Harbin..............................................       13,000             $0

TRANSACTIONS WITH MANAGEMENT

     Charles J. Drake, the Chairman and CEO of the Company, was indebted to the Company during 1998, with the largest aggregate amount of such indebtedness being $345,715. This debt was incurred by Mr. Drake in order to exercise options to purchase 150,000 shares of the Company's Common Stock and to satisfy certain personal obligations and is evidenced by promissory notes bearing interest at 9%. At March 31, 1999, the amount of this indebtedness was $347,715.

     Mark R. Doede, the President and COO of the Company, was indebted to the Company during 1998 with the largest aggregate amount of such indebtedness being $244,470. This debt was incurred by Mr. Doede in order to satisfy certain personal obligations and is evidenced by a promissory note bearing interest at 9%. At March 31, 1999, the amount of this indebtedness was $222,293.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers or beneficial owners of over 10% of any class of the Company's equity securities to file certain reports regarding their ownership of the Company's securities or any changes in such ownership. During the year ended December 31, 1998, all of such reports were filed as required.

                         COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total Shareholder return on the Common Stock of the Company for the last five years with the cumulative total return on the CRSP Total Return Index for the Nasdaq Stock Market (US Companies)
(1) and the Dow Jones Industrial Technology Index (2) over the same period, assuming the investment of $100 in the Company's Common Stock, the Nasdaq Index and the Industrial Technology Index on December 31, 1993, and reinvestment of all dividends.
                              [PERFORMANCE GRAPH]

                                                                                                          DOW JONES INDUSTRIAL
                                                       MEDAR, INC.           CRSP TOTAL RETURN INDEX        TECHNOLOGY INDEX
                                                       -----------           -----------------------      --------------------
12/31/94                                                   122                          98                         106
12/31/95                                                    70                         138                         147
12/31/96                                                    50                         170                         142
12/31/97                                                    48                         209                         150
12/31/98                                                    10                         293                         138

-------------------------
(1) The CRSP Total Return Index for the Nasdaq Stock Market (US Companies) is composed of all domestic common shares traded on the Nasdaq National Market and the Nasdaq Small-Cap Market.

(2) The Dow Jones Industrial Technology Index is composed of companies whose technology and high-tech products are primarily directed toward industrial production and/or quality control.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of March 31, 1999 regarding the beneficial ownership of the Company's Common Stock by (i) the Principal Shareholder (Maxco, Inc.), (ii) the only other beneficial owners of more than 5% of the Company's outstanding stock that are known to the Company, (iii) each of the Company's Directors, (iv) each of the Company's Executive Officers listed in the Summary Compensation Table, above, and (v) all Officers and Directors of the Company as a group.

                                                         AMOUNT AND NATURE
                                                           OF BENEFICIAL
                                                             OWNERSHIP
                                                         -----------------
                                                          SOLE VOTING AND     SHARED VOTING AND
                                                         INVESTMENT POWER     INVESTMENT POWER     PERCENT
                                                         ----------------     -----------------    -------
Maxco, Inc...........................................        2,280,605(1)                           24.86%
  1118 Centennial Way
  Lansing, MI 48917
State Street Bank and Trust Company, as Trustee of
the Textron Master Trust.............................        1,000,000(2)                            9.97%
  One Enterprise Drive
  North Quincy, MA 02171
Charles J. Drake.....................................          341,500(3)                            3.68%
Max A. Coon..........................................           88,000(4)          19,150            1.19%
Richard R. Current...................................           46,000(5)           5,000               *
Mark R. Doede........................................           50,136(6)                               *
Lyle D. Harbin.......................................           19,180(7)                               *
Arthur D. Harmala....................................           34,000(8)             100               *
Stephan Sharf........................................                               6,000               *
Vincent Shunsky......................................           21,183(4)           2,000               *
William B. Wallace...................................           26,000(9)           3,000               *
All Directors and Officers as a Group (10 persons)...          625,999(10)         35,250            7.01%

-------------------------
 *  Beneficial ownership does not exceed 1%.

 (1) Includes Warrants for the purchase of 150,000 shares of Medar Stock.

 (2) Represents Warrants for the purchase of Common Stock. Information obtained from Schedule 13G dated February 12, 1998, filed with the Securities and Exchange Commission by State Street Bank and Trust Company and sent to the Company pursuant to Section 13(d) of the Securities Exchange Act of 1934.

 (3) Includes options to purchase 250,000 shares.

 (4) Does not include shares held by Maxco, Inc., of which Mr. Coon is the President, Chairman of the Board and the owner of 23.6% of its Common Stock, or 4,500 shares held by the Maxco, Inc. Employee Profit Sharing Plan, of which Messrs. Coon and Shunsky are trustees.

 (5) Includes options to purchase 45,000 shares.

 (6) Includes options to purchase 26,000 shares.

 (7) Includes options to purchase 13,000 shares.

 (8) Includes options to purchase 34,000 shares.

 (9) Includes options to purchase 7,000 shares.

(10) Includes options to purchase 375,000 shares.

                   PROPOSAL 5: APPROVAL OF STOCK OPTION PLAN

     The Company proposes to adopt a new 1999 Stock Option Plan under which options to purchase five hundred thousand (500,000) shares of the Company's Common Stock may be granted to officers and other employees of the Company, and to non-employee directors, advisors and consultants who may be in a position to contribute materially to the welfare of the Company. Option recipients and the level of the award will be determined by the Compensation Committee of the Board of Directors on the basis of the recipient's services and value to the Company. The 1998 Stock Option Plan provides for the grant of both incentive stock options intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options which do not qualify for such treatment. Stock options are granted at an option price equal to the fair market value of the Company's Common Stock on the date of grant, have ten year terms and can have exercise restrictions established by the Compensation Committee. On April 28, 1999, the fair market value of the Company's Common Stock was $2.96875 per share.

     In the case of incentive stock options, there is no tax liability to the recipient upon either grant or exercise of the options. Upon sale of the security, the recipient is taxed at capital gains rates on the difference between the sales price and the amount paid for the option. There is no tax consequence to the Company with regard to issuance, exercise or sale of the options.

     At the time a nonqualified option is exercised, the option holder must recognize compensation income in the amount of the spread between the option price and the fair market value at date of exercise. The Company is entitled to a corresponding tax deduction.

REQUIRED VOTE

     Approval of the Stock Option Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Company's Board of Directors unanimously recommends that the Shareholders vote FOR approval of the Stock Option Plan.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Ernst & Young served as auditors for the Company for the year ended December 31, 1998.

     The Company periodically evaluates its external audit requirements. The Audit Committee of the Board of Directors will make a decision as to the selection of external auditors for the year ending December 31, 1999 based on cost, response time and quality of services available.

     A representative of Ernst & Young is expected to be present at the Annual Meeting of Shareholders, will be available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

                             SHAREHOLDER PROPOSALS

     Any proposals which Shareholders of the Company intend to present at the next Annual Meeting of the Shareholders must be received by the Company by
            , for inclusion in the Company's Proxy Statement and proxy for that meeting. In cases where a proposal is proposed to be submitted, but the Shareholder does not chose to seek to have such proposal included in the Company's proxy materials, no proposal will be considered timely for submission
at the next Annual Meeting unless it is received by the Company by             ,
2000 and, in such case, the Company's Proxy will provide the management proxies with discretionary authority to vote on such proposal without any discussion of the matter in the

Proxy Statement. Proposals should be directed to the attention of Investor Relations at the offices of the Company, 38700 Grand River Avenue, Farmington Hills, Michigan 48335.

                                 OTHER BUSINESS

     The Company knows of no other matters that will come before the meeting. However, if other matters do come before the meeting, the proxy holders will vote in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by use of the mails, officers and regular employees of the Company may solicit proxies by telephone or in person. The Company may also hire professional proxy solicitors, and in such event would pay those solicitors standard fees.

                                          By Order of the Board of Directors

                                          Max A. Coon
                                          Secretary

                         Report of Independent Auditors

BOARD OF DIRECTORS AND STOCKHOLDERS
MEDAR, INC.

         We have audited the consolidated balance sheets of Medar, Inc. and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1998. Our audits included the financial statement schedule listed in the index at ITEM 14(a). These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Medar, Inc. and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information contained therein.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note D, as a result of recurring operating losses the Company has violated the provisions of certain of its loan agreements with regard to levels of tangible net worth. Consequently the revolver and term notes with the Bank, all mature in June 1999. The Company is currently exploring alternatives for financing its operations should the Bank elect not to extend the agreement. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are more fully described in Note D. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.



                                               /S/ Ernst & Young LLP



Detroit, Michigan
February 23, 1999, except for Note D
as to which the date is March 31, 1999

CONSOLIDATED BALANCE SHEETS
MEDAR, INC. AND SUBSIDIARIES



--------------------------------------------------------------------------------------------------------------------
                                                                                               DECEMBER 31
--------------------------------------------------------------------------------------------------------------------
                                                                                            1998           1997
--------------------------------------------------------------------------------------------------------------------
                                                                                             (IN THOUSANDS)
ASSETS
CURRENT ASSETS
         Cash                                                                         $         566      $      831
         Accounts receivable, less allowance of $400,000                                     10,901          10,682
         Inventories                                                                          9,749          14,227
         Costs and estimated earnings in excess of billings on incomplete contracts           1,495           2,568
         Other current assets                                                                   683             881
-----------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                         23,394          29,189
PROPERTY AND EQUIPMENT
         Land and improvements                                                                  377             377
         Building and building improvements                                                   6,317           6,317
         Production and engineering equipment                                                 4,217           3,791
         Furniture and fixtures                                                               1,022           1,022
         Vehicles                                                                               365             875
         Computer equipment                                                                   5,675           5,241
-----------------------------------------------------------------------------------------------------------------------
                                                                                             17,973          17,623
         Less accumulated depreciation                                                        9,485           8,021
-----------------------------------------------------------------------------------------------------------------------
                                                                                              8,488           9,602
OTHER ASSETS
         Capitalized computer software development costs, less accumulated
         amortization                                                                         5,349          10,796
         Patents, less accumulated amortization                                               1,890           2,127
         Other                                                                                  692             892
-----------------------------------------------------------------------------------------------------------------------
                                                                                              7,931          13,815
-----------------------------------------------------------------------------------------------------------------------
                                                                                      $      39,813      $   52,606
=======================================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
         Accounts payable                                                             $       5,559      $    4,472
         Employee compensation                                                                  889           1,110
         Accrued and other liabilities                                                          827             714
         Current maturities of long-term debt                                                13,478          19,415
-----------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                                    20,753          25,711

LONG-TERM DEBT, less current maturities                                                       8,199           4,892

STOCKHOLDERS' EQUITY
          Common stock, without par value, stated value $.20 per share;
          15,000,000 shares authorized; 9,024,901 shares issued and outstanding               1,805           1,805
         Additional paid-in capital                                                          31,187          31,187
         Retained-earnings deficit                                                         (21,628)        (10,444)
         Notes receivable from officers                                                       (580)           (552)
         Accumulated translation adjustment                                                      77               7
-----------------------------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                                                                   10,861          22,003
-----------------------------------------------------------------------------------------------------------------------
                                                                                      $      39,813      $   52,606
=======================================================================================================================

See accompanying notes

CONSOLIDATED STATEMENTS OF OPERATIONS
MEDAR, INC. AND SUBSIDIARIES

                                                                         YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------------------------
                                                             1998                 1997                 1996
--------------------------------------------------------------------------------------------------------------------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------------------------------------------
NET REVENUES                                           $      34,813        $       40,524       $       41,471
Direct costs of sales                                         25,742                29,077               30,788
--------------------------------------------------------------------------------------------------------------------
                                                               9,071                11,447               10,683
Other costs and expenses:
         Marketing                                             4,096                 4,161                4,510
         General and administrative                            2,988                 2,700                3,203
         Engineering and development:
             Expenditures                                      7,400                 9,271                9,749
             Allocated to capitalized software and
               direct cost of sales                           (2,256)               (6,868)              (6,197)
--------------------------------------------------------------------------------------------------------------------
             Net Expense                                       5,144                 2,403                3,552
         Product restructuring and other charges               5,571
--------------------------------------------------------------------------------------------------------------------
                                                              17,799                 9,264               11,265
--------------------------------------------------------------------------------------------------------------------
Earnings (loss) from operations                              (8,728)                 2,183                (582)
Interest                                                       2,456                 2,289                1,473
--------------------------------------------------------------------------------------------------------------------
Loss before income taxes                                    (11,184)                 (106)              (2,055)
Provision (credit) for income taxes                                -                    38                 (76)
--------------------------------------------------------------------------------------------------------------------
NET LOSS                                               $    (11,184)        $        (144)       $      (1,979)
====================================================================================================================

Basic and diluted loss per share                       $      (1.24)        $        (.02)       $        (.22)
====================================================================================================================

See accompanying notes

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
MEDAR, INC. AND SUBSIDIARIES

                                                    ADDITIONAL     RETAINED                ACCUMULATED
                                     COMMON STOCK    PAID-IN       EARNINGS     OFFICER    TRANSLATION        TOTAL
                                                     CAPITAL      (DEFICIT)      NOTES      ADJUSTMENT
-------------------------------------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
BALANCES AT JANUARY 1, 1996          $   1,742    $    29,438      $ (8,321)     $(331)        $(92)    $      22,436
   Net loss for the year                                             (1,979)                                   (1,979)
   Translation adjustments                                                                       156               156
                                                                                                             ------------
      Comprehensive loss                                                                                       (1,823)
                                                                                                             ------------
   Exercise of options to purchase
      140,812 shares                        29            329                                                      358
   Loans to Officers                                                              (152)                          (152)
-------------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 1996            1,771         29,767       (10,300)      (483)           64            20,819
   Net loss for the year                                               (144)                                     (144)
   Translation adjustments                                                                      (57)              (57)
                                                                                                             ------------
      Comprehensive loss                                                                                         (201)
                                                                                                             ------------
   Issuance of 150,000 shares               30            720                                                      750
   Exercise of options to purchase           4             98                                                      102
      22,500 shares
   Issuance of stock warrants                             602                                                      602
   Loans to Officers                                                               (69)                           (69)
-------------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 1997            1,805         31,187       (10,444)      (552)            7            22,003
   Net loss for the year                                            (11,184)                                  (11,184)
   Translation adjustments                                                                        70                70
                                                                                                             ------------
      Comprehensive loss                                                                                      (11,114)
                                                                                                             ------------
   Loans to Officers                                                               (28)                           (28)
=========================================================================================================================
BALANCES AT DECEMBER 31, 1998        $   1,805    $    31,187       $(21,628)     $(580)        $  77    $      10,861
=========================================================================================================================

See accompanying notes.

CONSOLIDATED STATEMENTS OF CASH FLOWS
MEDAR, INC. AND SUBSIDIARIES

                                                                          YEAR ENDED DECEMBER 31
-------------------------------------------------------------------------------------------------------------
                                                                    1998           1997            1996
-------------------------------------------------------------------------------------------------------------
                                                                              (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net loss                                                       $  (11,184)    $      (144)      $  (1,979)
Adjustments to reconcile net loss to net cash provided by
   operating activities:
    Depreciation and amortization                                    4,051           5,279          4,529
    Restructuring Charges                                            5,571               -              -
    Credit for deferred income taxes                                     -               -           (76)
    (Increase) decrease in net accounts receivable                   (219)         (1,267)          (797)
    (Increase) decrease in inventories                               4,478           1,764        (2,824)
    (Increase) decrease in costs and estimated earnings
        in excess of billings on incomplete contracts                1,073           (727)        (1,160)
    (Increase) decrease in other assets                              (112)         (1,053)           310
    Increase (decrease) in accounts payable and accrued
        expenses                                                       979         (1,031)          1,884
-------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                            4,637           2,821          (113)

INVESTING ACTIVITIES
Increase in property and equipment                                   (691)           (879)        (2,283)
Investment in capitalized software                                 (1,651)         (5,383)        (4,669)
-------------------------------------------------------------------------------------------------------------
Net cash used in investing activities                              (2,342)         (6,262)        (6,952)

FINANCING ACTIVITIES
Repayments of revolving line of credit and other
   obligations                                                    (24,696)        (34,740)       (20,154)
Proceeds from draws on revolving line of credit                     22,066          37,400         25,364
Proceeds from exercise of stock options                                  -             102            358
Proceeds from sale of common stock                                       -             750
Proceeds from issuance of stock warrants                                 -             602
-------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                          (2,630)           4,114          5,568
-------------------------------------------------------------------------------------------------------------
Effect of exchange rate changes                                         70            (57)            156
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in cash                                          (265)             616        (1,341)
Cash at beginning of  year                                             831             215          1,556
-------------------------------------------------------------------------------------------------------------
Cash at end of year                                            $       566    $        831      $      215
=============================================================================================================

See accompanying notes.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MEDAR, INC. AND SUBSIDIARIES


NOTE A - SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of the Company and its two 100% owned subsidiaries: Integral Vision LTD., United Kingdom; and Medar Canada Ltd., Canada. Upon consolidation, all significant intercompany accounts and transactions are eliminated.

USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

TRANSLATION OF FOREIGN CURRENCIES

         The financial statements of Integral Vision LTD. and Medar Canada Ltd. are translated into United States dollar equivalents at exchange rates as follows: balance sheet accounts at year-end rates; income statement accounts at average exchange rates for the year.
         Transaction gains and losses are reflected in net earnings and are not significant.

ACCOUNTS RECEIVABLE

         Trade accounts receivable primarily represent amounts due from equipment and automobile manufacturers located in North America for welding control products and from equipment manufacturers and end users in North America, Asia and Europe for Machine vision products.

         Customers which accounted for 10% or more of the Company's resistance welding controls revenues in any of the three years ended December 31, 1998 and the respective sales in each year are:

                                                     1998             1997            1996
  -----------------------------------------------------------------------------------------------
                                                                 (IN THOUSANDS)
  -----------------------------------------------------------------------------------------------
DaimlerChrysler AG                             $      6,132      $    4,607      $       6,009
General Motors Corporation                     $      5,180      $    5,778      $       7,730
================================================================================================

NOTE A - SIGNIFICANT ACCOUNTING POLICIES - CON'T

INVENTORIES

         Inventories are stated at the lower of first-in, first-out cost or market, and at December 31 consisted of the following (net of obsolescence reserve of $300,000 in 1998 and $210,000 in 1997):


                                                  1998              1997
--------------------------------------------------------------------------
                                                        (IN THOUSANDS)
--------------------------------------------------------------------------
Raw materials                                 $  5,244    $       6,076
Work in process                                  1,818            1,654
Finished goods                                   2,687            6,497
--------------------------------------------------------------------------
                                              $  9,749    $      14,227
==========================================================================

PROPERTY AND EQUIPMENT

         Property and equipment is stated on the basis of cost. Equipment capitalized under lease agreements and the related accumulated amortization is included in property and equipment. Expenditures for normal repairs and maintenance are charged to operations as incurred.

         Depreciation, including amortization of assets recorded under capital lease obligations, is computed by the straight-line method based on the estimated useful lives of the assets (buildings-40 years, other property and equipment-3 to 10 years).

CAPITALIZED COMPUTER SOFTWARE DEVELOPMENT COSTS

         Computer software development costs are capitalized after the establishment of technological feasibility of the related technology. These costs are amortized following general release of products based on current and estimated future revenue for each product with an annual minimum equal to the straight-line amortization over the remaining estimated economic life of the product (not to exceed 5 years). Management continually reviews the net realizable value of capitalized software costs. At the time that a determination is made that capitalized software amounts exceed the estimated net realizable value of amounts capitalized, any amounts in excess of the estimated realizable amounts are written off. (See Note B.)

         Amortization of the capitalized costs amounted to $1,827,000, $3,590,000, and $2,522,000 in 1998, 1997 and 1996, respectively. Total accumulated amortization at December 31, 1998 and 1997, was $4,249,000 and $13,483,000, respectively.

PATENTS

         Patents are stated at cost less accumulated amortization of $1,467,000 and $1,048,000 at December 31, 1998 and 1997, respectively. Amortization of the patents amounted to $419,000, $388,000 and $317,000 in 1998, 1997, and 1996, respectively. These costs are amortized on a straight-line basis over the estimated useful lives of the assets.

NOTE A - SIGNIFICANT ACCOUNTING POLICIES - CON'T

REVENUE RECOGNITION

         Revenues are recorded at the time services are performed or when products are shipped, except for long-term contracts. Revenues on long-term contracts are recognized using the percentage of completion method. The effects of changes to estimated total contract costs are recognized in the year determined and losses, if any, are fully recognized when identified. Costs and estimated earnings recognized in excess of amounts billed are classified under current assets as costs and estimated earnings in excess of billings on incomplete contracts. Long-term contracts include a relatively high percentage of engineering costs and are generally less than one year in duration.

INCOME TAXES

         Deferred income taxes are provided when necessary to recognize the effect of temporary differences between financial and income tax accounting related principally to contract revenues, depreciation and capitalized computer software development costs.

RECLASSIFICATIONS

         Certain amounts have been reclassified in prior years' presentations to conform to the current year's presentation.

NOTE B - RESTRUCTURING OF OPERATIONS

         Early in the second quarter of 1998, Management completed an evaluation of competitive conditions and product offerings in the vision and welding divisions. A charge of $6,973,000 was recorded as of March 31, 1998 to give effect to the impairment of assets identified in this review. The charge consisted of $5,268,000 related to capitalized software development costs, $1,402,000 related to inventory (included in direct costs of sales) and $303,000 of other accruals.

NOTE C - COSTS AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS ON INCOMPLETE
         CONTRACTS

         Costs and estimated earnings in excess of billings on incomplete contracts at December 31 are summarized as follows:

                                                      1998                1997
----------------------------------------------------------------------------------
                                                           (IN THOUSANDS)
----------------------------------------------------------------------------------
Contract costs to date                     $         4,766     $         3,499
Estimated contract earnings                          3,363               3,377
----------------------------------------------------------------------------------
                                                     8,129               6,876
Less billings to date                                6,634               4,308
----------------------------------------------------------------------------------
Costs and estimated earnings in excess
of billings on incomplete contracts        $         1,495     $         2,568
==================================================================================

         The Company anticipates that substantially all of the costs incurred on long-term contracts at December 31, 1998, will be billed and collected in 1999.

NOTE D - LONG-TERM DEBT AND OTHER FINANCING ARRANGEMENTS

         Long-term debt at December 31 consists of the following:

                                                                         1998               1997
--------------------------------------------------------------------------------------------------------
                                                                              (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Revolving note payable to bank                                      $      10,000     $      12,258
Term notes payable to bank                                                  3,214             3,660
Subordinated debentures, 12.95%
     (Net of $417,000 ($510,000 in 1997) unaccreted value
     assigned to related warrants)                                          6,583             6,490
Patent license payable                                                      1,554             1,715
Other                                                                         326               184
-------------------------------------------------------------------------------------------------------
                                                                           21,677            24,307
Less current maturities                                                    13,478            19,415
-------------------------------------------------------------------------------------------------------
                                                                    $       8,199     $       4,892
=======================================================================================================

         The revolving note payable to bank had an original due date of August 31, 1999, and currently provides for advances up to $10,000,000 based upon levels of eligible accounts receivable and inventory. At December 31, 1998, the line was fully drawn and interest was at the Bank's prime rate plus 1%. For various periods during the year, the Company was not in compliance with certain of the covenants of the agreement associated with the note payable. Under a new agreement entered into late in the year, the Bank and Company agreed to continue the loan on a basis similar to the operating basis followed under the original agreement. The principal change from the former agreement is that the new agreement expires on March 5, 1999. As of March 4, 1999, the Bank and the Company agreed to extend the expiring new agreement to June 7, 1999, under substantially similar terms as the expiring agreement. Substantially all Company assets not previously pledged under term notes (see below), have been pledged as collateral for this indebtedness.

NOTE D - LONG-TERM DEBT AND OTHER FINANCING ARRANGEMENTS - CON'T

         The term notes to bank are covered under the new agreement with the Bank as to expiration date, and therefore are all due June 7, 1999. The term notes are described as follows:

         - $62,500 quarterly plus interest at the Bank's prime rate, plus 1%, collateralized by a first mortgage on the Company's Grand River facility;

         - $14,111 monthly, plus interest at 8.7%, collateralized by a first mortgage on the Company's Crestview facility;

         -    $2,189 monthly, plus interest at the Bank's prime rate, plus 1%

         The subordinated debentures mature $700,000 on each June 30 in the years 2000 to 2004, with the balance due June 30, 2005. Interest on the debentures is payable quarterly at 12.95% per annum. At the time the debentures were issued, the debenture holders were granted warrants for the purchase 1,400,000 shares of the Company's common stock at $6.86. At December 31, 1997 and throughout 1998, the Company was not in compliance with certain of the covenants of the debenture agreement and the Company was unsuccessful in 1998 in obtaining waivers of the covenant violations. As a result, at December 31, 1997 and throughout 1998 the debentures were classified as a current liability. Under an agreement reached in March of 1999, the debenture holders agreed to adjust the loan covenants and make other changes in the agreement in exchange for an agreement by the Company to allow for repricing of the related warrants based on the occurance of certain future events. In light of the agreement reached with the debenture holders, management now believes that it can comply with the requirements of the new agreement going forward and on this basis has classified the debentures as a noncurrent liability at December 31, 1998.

         During the first quarter of 1998, management reduced the Company's breakeven point though cost reductions and continues to challenge operating costs and other expenditures. Additionally, management is currently exploring alternatives for financing its operations. These options include locating and appointing a new senior lending institution. Management believes that these efforts will allow the Company to meet its obligations as they come due over the next year.

         The patent license payable relates to future payments to a corporation for use of certain patents. The payments are due in seven remaining installments and have been discounted at 8%.

         The fair values of these financial instruments approximates their carrying amounts at December 31, 1998. The Company paid interest on its debt instruments of $2,274,000, $2,039,000, and $1,646,000 in 1998,
         1997 and 1996, respectively.

         Maturities of long-term debt are $946,000 in 2000; $970,000 in 2001; $998,000 in 2002; $968,000 in 2003; $4,317,000 thereafter.

 NOTE E - INCOME TAXES

         The Company establishes valuation allowances in accordance with the provisions of FASB Statement No. 109, "Accounting for Income Taxes." The Company continually reviews realizability of deferred tax assets and recognizes these benefits only as reassessment indicates that it is more likely than not that the benefits will be realized.

         As of December 31, 1998, the Company has cumulative net operating loss carryforwards approximating $28,100,000 (expiring: $4,502,000 in 2007, $7,955,000 in 2010, $3,889,000 in 2011, $6,404,000 in 2012, and
         $5,350,000 in 2018) for tax purposes available to reduce taxable income of future periods and unused investment and research and development tax credits approximating $983,000 which expire through 2013. For financial reporting purposes, the net operating losses have been offset against net deferred tax liabilities based upon their expected amortization during the loss carryforward period. The remaining valuation allowance is necessary due to the uncertainty of future income estimates. The valuation allowance increased $3,883,000 in 1998 and decreased $55,000 in 1997 and increased $448,000 in 1996.

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets as of December 31 are as follows:

                                                                      1998            1997
-------------------------------------------------------------------------------------------------
                                                                         (IN THOUSANDS)
-------------------------------------------------------------------------------------------------
Deferred tax liabilities:
         Deductible software development costs, net of
         amortization                                             $      1,808    $      3,609
         Tax over book depreciation                                        498             275
         Percentage of completion                                          508             873
-------------------------------------------------------------------------------------------------
Total deferred tax liabilities                                           2,814           4,757

Deferred tax assets:
         Net operating loss carryforwards                                9,489           7,592
         Credit carryforwards                                            1,097           1,061
         Reserve for warranty                                               61              68
         Other                                                             339             325
-------------------------------------------------------------------------------------------------
Total deferred tax assets                                               10,986           9,046
Valuation allowance for deferred tax assets                              8,172           4,289
-------------------------------------------------------------------------------------------------
Net deferred tax assets                                                  2,814           4,757
-------------------------------------------------------------------------------------------------
Net deferred tax                                                  $          0    $          0
=================================================================================================

NOTE E - INCOME TAXES - CON'T

         Income tax expense of $38,000 for 1997 and income tax credits of $(76,000) for 1996 represent income taxes paid (refunded) on foreign income.

         The reconciliation of income taxes computed at the U.S. federal statutory tax rates to income tax expense is as follows:

                                                         1998           1997            1996
        ----------------------------------------------------------------------------------------
                                                                  (IN THOUSANDS)
        ----------------------------------------------------------------------------------------
        Tax credit at U.S. statutory rates       $    (3,802)    $        (36)   $      (699)
        Change in valuation allowance                  3,883              (55)           488
        Nondeductible expenses                            38               43             73
        Other                                          (119)               86             62
        ========================================================================================
                                                 $         0     $         38    $       (76)
        ========================================================================================

         There were no income tax payments in 1998, 1997 or 1996.

NOTE F - EARNINGS PER SHARE

         The following table sets forth the computation of basic and diluted earnings per share:

                                                         1998              1997               1996
----------------------------------------------------------------------------------------------------
                                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
NUMERATOR:
Net loss for basic and diluted earnings
per share:
*there was no effect of dilutive
securities see below                           $     (11,184)    $         (144)    $       (1,979)


DENOMINATOR:
Weighted-average shares outstanding for
basic and diluted                                      9,025              8,897              8,820
====================================================================================================
*there was no effect of dilutive
securities see below

Basic and diluted loss per share               $       (1.24)    $        (0.02)    $        (0.22)
====================================================================================================

         Warrants and options outstanding were not included in the computation of diluted earnings per share because the inclusion of these options would have an antidilutive effect. For additional disclosures regarding stock options and warrants see Note H.

NOTE G - EMPLOYEE SAVINGS PLAN

         The Company has an Employee Savings Plan covering substantially all United States' employees. The Company contributes $.20 to the Plan for every dollar contributed by the employees up to 6% of their compensation. The Plan also provides for discretionary contributions by the Company as determined annually by the Board of Directors. Company contributions charged to operations under the Plan were $80,000, $66,000, and $89,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

NOTE H - STOCK OPTIONS AND WARRANTS

         A summary of the status of the Option Plan is as follows:

                                                    NON-QUALIFIED
                                  QUALIFIED ISO      STOCK OPTION
                                       PLAN              PLAN           1995 PLAN
-------------------------------------------------------------------------------------
                                                  (IN THOUSANDS)
-------------------------------------------------------------------------------------
Options outstanding                     195                 16              386
Options exercisable                     195                 16              386
Options granted during:
         1998                             0                  0                0
         1997                             0                  0              267
         1996                             0                  0              132
         1995                                                               211
Options available
         For Grant                        0                  0              112
======================================================================================

         Option grants are approved by the Compensation Committee of the Board of Directors. The option price is the market price on the date of the grant, and vesting generally occurs after one year and the expiration occurs after ten years from the date of the grant.

         A summary of option activity under all plans follows:

                                                        1998                         1997                 1996
   -------------------------------------------------------------------------------------------------------------------
                                                               WEIGHTED                    WEIGHTED
                                                               AVERAGE                      AVERAGE
                                                 SHARES     EXERCISE PRICE    SHARES    EXERCISE PRICE     SHARES
   -------------------------------------------------------------------------------------------------------------------
                                                                  (NUMBER OF SHARES IN THOUSANDS)
   -------------------------------------------------------------------------------------------------------------------
  Outstanding at beginning of year                 662      $       5.64        589      $      5.87         788
  Granted                                            0                 0        267             5.20         132
  Exercised                                          0                 0       (23)             4.57       (141)
  Canceled                                        (65)              5.74      (171)             5.88       (190)
  -------------------------------------------------------------------------------------------------------------------
  Outstanding at end of year                       597              5.48        662             5.64         589
       ($1.75  to $9.25 per share)
  ===================================================================================================================
  Exercisable ($1.75 to $9.25 per share)           597      $       5.48        396      $      5.93         464
  ===================================================================================================================

NOTE H - STOCK OPTIONS AND WARRANTS - CON'T

         Additional information regarding the range of exercise prices and weighted average remaining life of options outstanding at December 31, 1998 follows:

                                         WEIGHTED
     RANGE OF            NUMBER           AVERAGE           NUMBER
     EXERCISE         OUTSTANDING        REMAINING       EXERCISABLE
      PRICES                               LIFE
------------------------------------------------------------------------
                          (IN THOUSANDS)
------------------------------------------------------------------------
    $1.75 to 2.50            11              1.0                11
     4.00 to 4.88           345              6.0               345
     5.38 to 5.75            15             8.75                15
     6.00 to 6.25           154              6.0               154
     8.50 to 9.25            72             6.25                72
========================================================================
    $1.75 to 9.25           597              6.5               597
========================================================================

         The Company has elected to follow APB No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for its employee stock options because, in management's opinion, the models required to be used by FASB Statement No. 123, "Accounting for Stock-Based Compensation," were not developed for use in valuing employee stock options. Under APB 25, because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.

         For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. After adjusting for the proforma effect of stock compensation, the net loss is estimated to be $11,532,000 ($1.28 per share), $470,000 ($.05 per share), and $2,393,000 ($.27 per share) for 1998, 1997 and 1996 respectively. Assumptions used in determining these proforma disclosures were risk free interest rates of 6.00% in 1998 and 1997, and 6.12 % in 1996, no dividend yields, .51 market price volatility, and 6.5-year weighted average life of options. These proforma results reflect only stock options granted in 1995 through 1997 (no options were issued during 1998) and may not be comparable with the results of applying the fair market value methodology to all stock options granted prior to the initial adoption of this statement.

         In connection with the private placement of $7.0 million of debentures in 1997, the company issued warrants for the purchase of 1,400,000 Medar common shares at $6.86 per share. The estimated value of these warrants was recognized as a discount on the debentures and will be accreted and reported as additional interest expense over the life of the debentures.

NOTE I - LEASE COMMITMENTS AND CONTINGENCIES

         The Company and its subsidiaries use equipment and office space under long-term operating lease agreements requiring rental payments approximating $104,000 in 1999, $83,000 in 2000 and $57,000 per year in
         2001 and 2002. Rent expense charged to operations approximated $107,000, $156,000, and $276,000 in 1998, 1997 and 1996, respectively.

NOTE J - OPERATIONS BY GEOGRAPHIC AREA AND INDUSTRY SEGMENT

         The Company adopted Statement of Financial Accounting Standards ("SAFS") No. 131, Disclosures about Segments of an Enterprise and Related Information, for the year ended December 31, 1998. SFAS No. 131 established standards for reporting information about operating segments in annual financial statements and requires selected information about operating segments in interim financial reports issued to stockholders. It also established standards for related disclosures about products and services, and geographic areas. Operating segments are defined as components of the enterprise about which separate financial information is available that is evaluated regularly by management in deciding how to allocate resources and in assessing performance.

         Net revenues from unaffiliated customers, earnings (loss) before income taxes, identifiable assets and liabilities, classified by geographic areas in which the Company operates, and net export sales by domestic operations, were as follows:

                                                            YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------
                                                   1998               1997              1996
----------------------------------------------------------------------------------------------------
                                                                (IN THOUSANDS)
----------------------------------------------------------------------------------------------------
Net revenues:
         Unaffiliated customers
                  United States               $       31,290    $        38,865    $        34,366
                  United Kingdom                       2,661                960              2,440
                  Canada                                 862                699              4,665
-----------------------------------------------------------------------------------------------------
                                              $       34,813    $        40,524    $        41,471
=====================================================================================================
Earnings (loss) before income taxes:
         United States                        $      (9,982)    $         2,004    $       (1,616)
         United Kingdom                              (1,232)            (2,232)              (495)
         Canada                                           30                122                 56
-----------------------------------------------------------------------------------------------------
                                              $     (11,184)    $         (106)    $       (2,055)
=====================================================================================================
Identifiable assets:
         United States                        $       42,688    $        50,058    $        44,538
         United Kingdom                                1,608              4,471              4,993
         Canada                                          169                163              1,712
         Eliminations                                (4,652)            (2,086)            (1,450)
-----------------------------------------------------------------------------------------------------
                                              $       39,813    $        52,606    $        49,793
=====================================================================================================
Liabilities:
         United States                        $       28,647    $        30,696    $        26,380
         United Kingdom                                  979              7,045              5,170
         Canada                                           65                 70              1,656
         Eliminations                                  (739)            (7,208)            (4,232)
-----------------------------------------------------------------------------------------------------
                                              $       28,952    $        30,603    $        28,974
=====================================================================================================
Net revenues by geographic area:
         United States*                       $       21,157    $        26,386    $        27,208
         Canada*                                       5,114              6,588              5,568
         Europe                                        3,650              4,237              5,986
         Asia                                          4,768              3,011              2,434
         Other                                           124                302                275
-----------------------------------------------------------------------------------------------------
                                              $       34,813    $        40,524    $        41,471
=====================================================================================================

         * Countries that are considered individually material (more that 10% of net revenues) all others less than 10% are grouped by region.

NOTE J - OPERATIONS BY GEOGRAPHIC AREA AND INDUSTRY SEGMENT - CON'T

         The Company operates principally in two industries, machine vision-based inspection systems and resistance welding controls. Operations in machine vision-based inspection systems involve development, production and sale of equipment used to monitor or control the manufacturing process. These systems are used to supplement human inspection or provide quality assurance when production rates exceed human capability. Operations in resistance welding controls involve development, production, and sale of controls that assure weld quality and provide data about the welding process.

         Operating data by business segment is summarized as follows:

                    DECEMBER 31, 1998 AND THE YEAR THEN ENDED

                                                 VISION-BASED       RESISTANCE WELDING
                                              INSPECTION SYSTEMS         CONTROLS              CONSOLIDATED
-----------------------------------------------------------------------------------------------------------------
                                                                      (IN THOUSANDS)
Net revenues                                    $         9,433      $           25,380      $        34,813
Engineering and development                               3,495                   1,649                5,144
Earnings (loss) from operations                         (10,288)                  1,560               (8,728)
Net interest expense                                                                                   2,456
-----------------------------------------------------------------------------------------------------------------
Loss before income taxes                                                                             (11,184)

Increase in property and equipment                          251                     440                  691
Depreciation                                                834                   1,390                2,224
Capitalized software development costs                    1,283                     368                1,651
Amortization of software development costs                1,420                     407                1,827
Write-off of software development costs                   4,231                   1,037                5,268
Write-off of inventory                                    1,402                       0                1,402
Identifiable assets at December 31, 1998                 18,043                  21,770               39,813
=================================================================================================================

                    DECEMBER 31, 1997 AND THE YEAR THEN ENDED

                                                   VISION-BASED       RESISTANCE WELDING
                                                INSPECTION SYSTEMS         CONTROLS              CONSOLIDATED
-----------------------------------------------------------------------------------------------------------------
                                                                      (IN THOUSANDS)
Net revenues                                   $         15,955      $           24,569      $        40,524
Engineering and development                               1,285                   1,118                2,403
Earnings (loss) from operations                         (1,078)                   3,261                2,183
Net interest expense                                                                                   2,289
-----------------------------------------------------------------------------------------------------------------
Loss before income taxes                                                                                 106

Increase in property and equipment                          128                     751                  879
Depreciation                                                498                   1,191                1,689
Capitalized software development costs                    4,644                     739                5,383
Amortization of software development costs                2,678                     912                3,590
Identifiable assets at December 31, 1997                 28,358                  24,248               52,606
=================================================================================================================

NOTE J - OPERATIONS BY GEOGRAPHIC AREA AND INDUSTRY SEGMENT - CON'T

                    DECEMBER 31, 1996 AND THE YEAR THEN ENDED

                                                    VISION-BASED         RESISTANCE
                                                INSPECTION SYSTEMS    WELDING CONTROLS      CONSOLIDATED
          ------------------------------------------------------------------------------------------------------------

Net revenues                                     $        13,618     $        27,853        $    41,471
Engineering and development                                2,138               1,414              3,552
Loss from operations                                     (5,703)               5,121              (582)
Net interest expense                                                                              1,473
------------------------------------------------------------------------------------------------------------
Loss before income taxes                                                                          2,055

Increase in property and equipment                         2,065                 218              2,283
Depreciation                                               1,558                 449              2,007
Capitalized software development costs                     3,826                 843              4,669
Amortization of software development costs                 1,608                 914              2,522
Identifiable assets at December 31, 1996                  22,423              27,370             49,793
============================================================================================================


         Interest expense and income taxes have been excluded from the calculation of earnings (loss) from operations.

         Identifiable assets allocated to each industry are those assets that are used in the Company's operations in each industry.

                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS

                          MEDAR, INC. AND SUBSIDIARIES

                                 (in thousands)


-----------------------------------------------------------------------------------------------------------------------
              COLUMN A                  COLUMN B               COLUMN C                  COLUMN D          COLUMN E
-----------------------------------------------------------------------------------------------------------------------
                                                               ADDITIONS
-----------------------------------------------------------------------------------------------------------------------
                                       BALANCE AT     CHARGED TO     CHARGED TO         DEDUCTIONS
            DESCRIPTION               BEGINNING OF       COSTS          OTHER            DESCRIBE       BALANCE AT END
                                         PERIOD      AND EXPENSES  ACCOUNTS-DESCRIBE                      OF PERIOD
=======================================================================================================================
Year ended December 31, 1998:
  Accounts receivable allowance      $       400    $      162                       $     162    (3)   $      400
  Inventory obsolescence reserve             210         1,530                           1,440    (1)          300
  Deferred tax valuation allowance         4,289         3,883                                    (2)        8,172
                                     ---------------------------------------------------------------------------------
                                     $     4,899    $    5,575                       $   1,602          $    8,872
======================================================================================================================
Year ended December 31, 1997:
  Accounts receivable allowance      $       400    $      120                       $     120    (3)   $      400
  Inventory obsolescence reserve             156           622                             568    (1)          210
  Deferred tax valuation allowance         4,344                                            55    (2)        4,289
                                     ---------------------------------------------------------------------------------
                                     $     4,900    $      742                       $     743          $    4,899
======================================================================================================================
Year ended December 31, 1996:
  Accounts receivable allowance      $       355           120                              75    (3)   $      400
  Inventory obsolescence reserve             154           458                             456    (1)          156
  Deferred tax valuation allowance         3,896           448                                               4,344
                                     ---------------------------------------------------------------------------------
                                     $     4,405    $    1,026                       $     531          $    4,900
======================================================================================================================

         1) Write-off obsolete inventory
         2) Net change in deferred tax valuation allowance
         3) Net accounts receivable write-offs

                                APPENDICES INDEX

                                                                                      PAGE
                                                                                      ----
Appendix A          Asset Purchase Agreement....................................      A-1
  Exhibit A         Subordinated Note...........................................      A-41
  Exhibit E         Non-Competition Agreement...................................      A-43
  Exhibit G         Transition Services Agreement...............................      A-47
  Exhibit I         Subordination and Intercreditor Agreement...................      A-52
  Exhibit K         Guaranty....................................................      A-61
Appendix B          Certificate of Amendment to Certificate of Incorporation....      B-1
Appendix C          Opinion of NatCity Investments, Inc.........................      C-1
Appendix D          Voting Agreement............................................      D-1

                                   APPENDIX A

                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                            MIAC ACQUISITION, INC.,

                           WELTRONIC/TECHNITRON, INC.

                                      AND

                                  MEDAR, INC.

                                 APRIL 28, 1999

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----

                                    ARTICLE I
                                TRANSFER OF ASSETS
   1.01       Purchase and Sale of Assets.................................     A-1
   1.02       Excluded Assets.............................................     A-3

                                    ARTICLE II
                                   LIABILITIES
   2.01       Assumed Liabilities.........................................     A-3
   2.02       Excluded Liabilities........................................     A-4
   2.03       Right to Contest............................................     A-4

                                   ARTICLE III
                                  PURCHASE PRICE
   3.01       Consideration...............................................     A-4
   3.02       Amount and Payment of Purchase Price........................     A-4
   3.03       Purchase Price Adjustment...................................     A-4
   3.04       Contingent Earnout Payment..................................     A-5
   3.05       Payments of Transfer Taxes..................................     A-5
   3.06       Allocation of Purchase Price................................     A-5

                                    ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF SELLER
   4.01       Organization and Qualification; Subsidiaries................     A-6
   4.02       Authority; Vote Required....................................     A-6
   4.03       Financial Statements; Undisclosed Liabilities...............     A-7
   4.04       No Conflict; Required Filings and Consents..................     A-7
   4.05       Permits; Compliance.........................................     A-8
   4.06       Absence of Certain Changes or Events........................     A-8
   4.07       Absence of Litigation.......................................     A-9
   4.08       Contracts; No Default.......................................    A-10
   4.09       Intellectual Property Rights................................    A-10
   4.10       Insurance...................................................    A-11
   4.11       Brokers.....................................................    A-11
   4.12       Title to Properties.........................................    A-11
   4.13       Proxy Statement.............................................    A-12
   4.14       Inventory; Costs and Estimated Earnings in Excess of
              Billings....................................................    A-12
   4.15       Real Property...............................................    A-12
   4.16       Condition of Purchased Assets...............................    A-13
   4.17       Accounts Receivable.........................................    A-13
   4.18       Major Customers and Suppliers...............................    A-13
   4.19       Product Warranty............................................    A-13
   4.20       Legal Compliance............................................    A-14
   4.21       Assigned Contracts..........................................    A-14
   4.22       Product Liability...........................................    A-14
   4.23       Employee Benefit Plans......................................    A-14
   4.24       Labor Matters...............................................    A-15
   4.25       Taxes.......................................................    A-16
   4.26       Environmental, Health and Safety............................    A-16

                                                                              PAGE
                                                                              ----
   4.27       Records.....................................................    A-18
   4.28       Year 2000 Compliance........................................    A-18
   4.29       Disclosure..................................................    A-18

                                    ARTICLE V
                          REPRESENTATIONS AND WARRANTIES
                            OF PURCHASER AND GUARANTOR
   5.01       Organization and Qualification..............................    A-18
   5.02       Authority...................................................    A-19
   5.03       No Conflict; Required Filings and Consents..................    A-19
   5.04       Brokers.....................................................    A-20
   5.05       Financial Statements; Undisclosed Liabilities...............    A-20
   5.06       Absence of Certain Changes or Events........................    A-20
   5.07       Purchaser's Credit Facility.................................    A-21
   5.08       Disclosure..................................................    A-21

                                    ARTICLE VI
                                    COVENANTS
   6.01       Affirmative Covenants of Seller.............................    A-22
   6.02       Negative Covenants of Seller................................    A-22
   6.03       Acquisition Proposals.......................................    A-23

                                   ARTICLE VII
                              ADDITIONAL AGREEMENTS
   7.01       Proxy Statement.............................................    A-23
   7.02       Meeting of Stockholders.....................................    A-24
   7.03       Appropriate Action; Consents; Filings.......................    A-24
   7.04       Update Disclosure...........................................    A-25
   7.05       Employees...................................................    A-25
   7.06       Risk of Loss................................................    A-26
   7.07       Seller's Name...............................................    A-26
   7.08       Records and Documents.......................................    A-26
   7.09       Accounts Receivable.........................................    A-26

                                   ARTICLE VIII
                                     CLOSING
   8.01       Closing.....................................................    A-26

                                    ARTICLE IX
                                CLOSING CONDITIONS
   9.01       Conditions to Obligations of Each Party Under This
              Agreement...................................................    A-27
   9.02       Additional Conditions to Obligations of Purchaser...........    A-27
   9.03       Additional Conditions to Obligations to Seller..............    A-30

                                    ARTICLE X
                        TERMINATION, AMENDMENT AND WAIVER
  10.01       Termination.................................................    A-31
  10.02       Effect of Termination.......................................    A-32
  10.03       Expenses....................................................    A-32

                                                                              PAGE
                                                                              ----

                                    ARTICLE XI
                           INDEMNIFICATION BY PURCHASER
  11.01       Indemnification.............................................    A-33
  11.02       Procedures..................................................    A-33
  11.03       Payment.....................................................    A-34
  11.04       Survival of Indemnification.................................    A-34
  11.05       Basket Payment..............................................    A-34
  11.06       Remedies Cumulative.........................................    A-34

                                   ARTICLE XII
                            INDEMNIFICATION BY SELLER
  12.01       Indemnification.............................................    A-34
  12.02       Procedures..................................................    A-35
  12.03       Payment.....................................................    A-35
  12.04       Survival of Indemnification.................................    A-36
  12.05       Basket Payment..............................................    A-36
  12.06       Remedies Cumulative.........................................    A-36

                                   ARTICLE XIII
                                GENERAL PROVISIONS
  13.01       Notices.....................................................    A-36
  13.02       Amendment...................................................    A-37
  13.03       Waiver......................................................    A-37
  13.04       Headings....................................................    A-37
  13.05       Severability................................................    A-37
  13.06       Entire Agreement............................................    A-37
  13.07       Assignment..................................................    A-37
  13.08       Parties in Interest.........................................    A-38
  13.09       Governing Law...............................................    A-38
  13.10       Counterparts................................................    A-38
  13.11       Press Releases and Public Announcements.....................    A-38
  13.12       Construction................................................    A-38
  13.13       Employees...................................................    A-38
  13.14       WARN........................................................    A-38
  13.15       Access......................................................    A-38
  13.16       Bulk Sales..................................................    A-38
  13.17       Litigation Support..........................................    A-39
  13.18       Use of Marketing Materials..................................    A-39
  13.19       Subordination...............................................    A-39
  13.20       Arbitration.................................................    A-39
  13.21       Further Assurances..........................................    A-40

                                     EXHIBITS
 Exhibit A    Subordinated Note...........................................
Exhibit B     General Bill of Sale........................................
Exhibit C     Assignment and Assumption Agreement.........................
Exhibit D     Opinion of Seller's Counsel.................................
Exhibit E     Non-Competition Agreement...................................
Exhibit F     Mutual Release..............................................
Exhibit G     Transition Services Agreement...............................
Exhibit H     Opinion of Purchaser's Counsel..............................

                                                                              PAGE
                                                                              ----
 Exhibit I    Subordination and Intercreditor Agreement...................
Exhibit J     Commitment Letter...........................................
Exhibit K     Guaranty of Weltronic/Technitron, Inc.......................

                                INDEX OF SCHEDULES
 SCHEDULE                             DESCRIPTION
   1.01(a)    Personal Property...........................................
   1.01(b)    Real Property...............................................
   1.01(c)    Assigned Contracts..........................................
   1.01(d)    Vehicles....................................................
   1.01(e)    Intangible Assets...........................................
   1.01(f)    Licenses and Permits........................................
   1.01(g)    Inventory...................................................
   1.01(h)    Accounts and Notes Receivable...............................
   1.01(i)    Prepaid Items and Deferred Costs............................
   1.01(j)    Costs and Estimated Earnings in Excess of Billings..........
   1.02(a)    Excluded Real Property......................................
   1.02(f)    Other Excluded Assets.......................................
   2.01(c)    $3 Million of Trade Accounts Payable Assumed by Purchaser...
   3.03       Proposed Closing Date Balance Sheet.........................
   3.06       Allocation of Purchase Price................................
   4.01(a)    Organization and Qualification..............................
   4.01(b)    Subsidiaries................................................
   4.03(b)    Unrecorded Liabilities......................................
   4.04(a)    Consents, Approvals, Authorizations or Permits..............
   4.05       Permits; Compliance.........................................
   4.06       Absence of Certain Changes or Events........................
   4.07(a)    Litigation..................................................
   4.07(b)    Orders, Decrees, etc. ......................................
   4.08       Contracts...................................................
   4.09(b)    Infringement of Intellectual Property Rights................
   4.09(c)    Intellectual Property Rights Owned..........................
   4.09(d)    Intellectual Property Rights Licensed.......................
   4.10       Insurance...................................................
   4.12       Permitted Encumbrances......................................
   4.14       Consigned Inventory.........................................
   4.15       Real Property...............................................
   4.16       Condition of the Purchased Assets...........................
   4.17       Accounts Receivable.........................................
   4.18       Customers and Suppliers.....................................
   4.19       Product Warranty............................................
   4.20       Legal Compliance............................................
   4.21       Assigned Contracts..........................................
   4.22       Product Liability...........................................
   4.23(a)    Employee Benefit Plans......................................
   4.23(e)    Employment Agreements.......................................
   4.24(a)    Labor Matters...............................................
   4.25       Taxes.......................................................
   4.26(c)    Environmental Permits.......................................
   4.26(d)    Compliance with Environmental Permits.......................
   4.26(e)    Environmental Reports.......................................
   4.26(f)    Compliance with Environmental Laws..........................

                                                                              PAGE
                                                                              ----
   4.26(g)    Environmental Claims........................................
   4.26(h)    Hazardous Substances Disposal...............................
   4.28       Year 2000 Compliance........................................
   5.03(a)    Purchaser Consents, Approvals, Authorizations or Permits....
   5.03(b)    Purchaser Conflicts or Defaults.............................
   5.05(b)    Unrecorded Liabilities......................................
   5.06       Absence of Certain Changes or Events........................
   7.05       Seller's Retained Employees.................................

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT dated as of April 28, 1999 (the "Agreement"), is made and entered into between MIAC ACQUISITION, INC., a Michigan corporation ("Purchaser"), WELTRONIC/TECHNITRON, INC., a Delaware corporation ("Guarantor"), and MEDAR, INC., a Michigan corporation ("Seller").

                                    RECITALS

     A. Seller operates, among other things, a division which is engaged in the business of designing, manufacturing, selling and distributing resistance weld controls and related equipment (the "Division").

     B. Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller substantially all assets and rights of Seller relating to the Division, on the terms and conditions set forth in this Agreement (the "Asset Sale").

                                   AGREEMENTS

     In consideration of the premises and the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE I

                               TRANSFER OF ASSETS

     1.01 PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions of this Agreement, Seller agrees to sell and transfer to Purchaser, and Purchaser agrees to purchase from Seller as of the Closing Date, all of Seller's right and title to and interest in all of the assets, properties and rights (collectively, the "Purchased Assets") exclusively relating to or exclusively used in the operation of the Division (but expressly excluding therefrom the Excluded Assets), including, but not limited to the following:

          (a) PERSONAL PROPERTY. All machinery, equipment, leasehold improvements, supplies, tools, fixtures, spare parts, furniture, furnishings and other personal property, including, without limitation, the property listed on Schedule 1.01(a) ("Personal Property").

          (b) REAL PROPERTY. All fee or any other interest, in and to the real estate, buildings, fixtures and improvements described on Schedule 1.01(b) (the "Owned Parcel"). The Owned Parcel and leased property identified on
     Schedule 1.01(c) are hereinafter collectively referred to as the "Real Property."

          (c) CONTRACTS AND LEASES. All rights of Seller and its Subsidiaries (defined in Article IV) under (including, without limitation, the right to receive goods and services and to assert claims and to take other action with respect to breaches, defaults and other violations pursuant to) contracts and leases listed on Schedule 1.01(c) (the "Assigned Contracts"). Notwithstanding the foregoing, if Seller fails to include on Schedule 1.01(c) a contract related to the Division, Purchaser shall be entitled to assume such contract upon becoming aware of its existence.

          (d) VEHICLES. All automobiles, trucks, trailers, automotive equipment and other vehicles owned or leased by Seller and its Subsidiaries, including, without limitation, vehicles listed on Schedule 1.01(d) (the "Vehicles").

          (e) INTANGIBLE ASSETS. All intangible assets (collectively, the "Intangible Assets") including, without limitation, all of the following Intangible Assets to the extent that they relate to the Division or are used in the operation of the Division: (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof,
     (ii) all trademarks, service marks, trade dress, logos, trade names and corporate names, including, without limitation, the name "Medar, Inc." (the "Name") together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (iii) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (iv) all mask works and all applications, registrations and renewals in connection therewith, (v) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (vi) all assignable computer software (including data and related documentation), (vii) all data bases, compilations and directories (in whatever form or medium),
     (viii) all copies and intangible embodiments thereof (in whatever form or medium), and (ix) all other Intangible Assets listed on Schedule 1.01(e).

          (f) LICENSES AND PERMITS. All government licenses, approvals, permits and authorizations (and all applications, registrations and renewals for the foregoing) necessary for the operation of the Division, including, without limitation, those listed on Schedule 1.01(f) ("Licenses and Permits"), to the extent such Licenses and Permits are assignable.

          (g) INVENTORY. All inventories, spare parts and supplies, wherever located, and all such items that Seller has ordered but not physically received by the Closing Date, including, without limitation, those listed on Schedule 1.01(g) ("Inventory").

          (h) ACCOUNTS AND NOTES RECEIVABLE. All accounts and notes receivable, trade accounts receivable, employee accounts receivable and notes receivable from customers, including, without limitation, those listed on
     Schedule 1.01(h) ("Accounts Receivable").

          (i) PREPAID ITEMS AND DEFERRED COSTS. All prepaid rents, customer deposits, security deposits, trade show deposits and other prepaid items (but excluding prepaid insurance) and all deferred sales costs, including, without limitation, those listed on Schedule 1.01(i).

          (j) COSTS AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS. All costs and estimated earnings in excess of billings on incomplete contracts, including, without limitation, those listed on Schedule 1.01(j) ("Costs and Estimated Earnings in Excess of Billings").

          (k) SECURITIES. All securities, capital stock and other interests in Shanghai Medar Welding Equipment, Co., Ltd. and Medar Canada, Ltd.

          (l) CERTAIN CLAIMS. All rights to causes of action, suits, proceedings, judgments, claims and demands of any nature, whenever maturing or asserted, relating to or arising directly out of (a) the Purchased Assets, (b) the Assumed Liabilities, or (c) the operations of the Division, including, without limitation, all rights under express or implied warranties from suppliers or vendors to the Division.

          (m) RECORDS AND DOCUMENTS. All records, computer software and documents, books, customer lists, sales leads and all other sales and marketing information, credit information and correspondence, plans and specifications, drawings and all other records and documents used by Seller in connection with the operation of the Division, except for Seller's corporate records to the extent not necessary for the operation of the Division in the ordinary course ("Documents").

To the extent that any Purchased Asset is not assignable without the consent of another Person (as defined below), and to the extent such consent is not obtained prior to Closing, this Agreement shall, subject to the rights of any such person or entity, constitute an assignment of Seller's interest in such Purchased Asset. Seller agrees to use its best efforts to obtain the consent of all third parties necessary for the assignment of all Purchased Assets to Purchaser. If any such consent shall not be obtained, Seller shall provide, or make arrangement to provide, Purchaser, in a manner reasonably approved by Purchaser, the benefits of the relevant Purchased Asset, including enforcement at the cost of Seller and for the account of Purchaser of any and all rights of Seller against the other Person.

     Seller shall transfer the Purchased Assets free and clear of all Liens (as defined below), except Liens which constitute Permitted Encumbrances (as defined below) or which relate to any of the Assumed Liabilities (as defined below).

     1.02 EXCLUDED ASSETS. There shall be excluded from sale by Seller under this Agreement all assets, properties and rights of Seller not exclusively relating to or exclusively used in the operation of the Division and the following assets (the "Excluded Assets"):

          (a) REAL PROPERTY. Seller's interest in the real property listed on
     Schedule 1.02(a).

          (b) CASH. All cash (currency and coin), negotiable instruments, securities, bank deposits and similar cash equivalents on hand at the Closing Date ("Cash").

          (c) CERTAIN CONTRACTS. All rights of Seller under any contracts, agreements or commitments other than the Assigned Contracts.

          (d) CERTAIN CLAIMS. All rights to causes of action, suits, proceedings, judgments, claims and demands of any nature, whenever maturing or asserted, relating to or arising directly out of the Excluded Assets or the Excluded Liabilities, including claims for refunds of federal and state income taxes and tax credits of any kind.

          (e) CORPORATE RECORDS. All corporate records, including but not limited to, stockholder records, stock records, stock transfer journals, board of directors and stockholder minutes, payroll and financial information necessary for the preparation of Seller's tax returns and satisfaction of other reporting requirements, other than the Documents.

          (f) SCHEDULED ASSETS. All assets listed on Schedule 1.02(f).

                                   ARTICLE II

                                  LIABILITIES

     2.01 ASSUMED LIABILITIES. On the terms and subject to the conditions of this Agreement, Purchaser shall, by written instrument, assume as of the Closing Date and thereafter shall be obligated to pay and fully satisfy the liabilities and obligations specifically identified below, and only such specifically identified liabilities and obligations (collectively, the "Assumed Liabilities"):

          (a) ASSIGNED CONTRACTS. The liabilities and obligations of Seller arising under the Assigned Contracts, but not including any liability or obligation arising out of or resulting from Seller's or its Subsidiaries' breach, violation or nonperformance under the Assigned Contracts or out of any event or circumstance occurring on or prior to the Closing Date (except for the Seller's obligation to perform such Assigned Contracts where the obligation to perform is not due until after the Closing Date);

          (b) SQUARE D COMPANY. Seller's obligation to pay six equal annual installments of $300,000 to Square D Company (and no other liability or obligation of Seller) pursuant to that certain Patent License Agreement between Seller and Square D Company dated October 4, 1995 (the "License"), which payment obligation shall be payable directly to Square D Company in accordance with the terms of the License; and

          (c) CERTAIN PAYABLES. Purchaser shall assume and be obligated to pay, perform and discharge the $3 Million of Seller's payables relating to the Division which are listed on Schedule 2.01(c) to this Agreement.

          (d) WARRANTY OBLIGATIONS. Warranty work, including parts and labor on any products designed, manufactured or sold by Seller or its Subsidiaries related to the Division prior to the Closing Date, up to the amount of $100,000, according to the standards specified in section 4.19.

Purchaser shall not be liable for any other matter, event or circumstance occurring prior to the close of business on the Closing Date, including, without limitation, items which would not constitute a breach of a representation and warranty in this Agreement, items disclosed in Article IV or the Schedules to Article IV of this Agreement or items otherwise known to Purchaser unless such items are otherwise Assumed Liabilities under this section 2.01.

     2.02 EXCLUDED LIABILITIES. Notwithstanding anything to the contrary contained in this Agreement, Purchaser will have no responsibility and will not assume or be liable for any debts, liabilities or obligations of Seller or any of its Affiliates or any debts, liabilities or obligations of any kind or nature relating to the respective businesses of Seller and its Subsidiaries, whenever arising, and whether known or unknown, primary or secondary, direct or indirect, absolute or contingent, contractual, tortuous or otherwise, other than the Assumed Liabilities identified in section 2.01 above (all such liabilities other than the Assumed Liabilities are collectively referred to as the "Excluded Liabilities"). Seller shall indemnify and hold Purchaser's Indemnified Persons (as defined below) harmless (which indemnity and hold harmless shall be indefinite and not subject to the durational or other limitations in Article
XII) from and against any Excluded Liabilities.

     2.03 RIGHT TO CONTEST. The assumption and agreement of Purchaser to pay the Assumed Liabilities when due will not prohibit Purchaser from contesting with the obligee, at Purchaser's expense, the amount, validity or enforceability of any of the Assumed Liabilities; provided, however, that Purchaser shall indemnify Seller for any Assumed Liability.

                                  ARTICLE III

                                 PURCHASE PRICE

     3.01 CONSIDERATION. In consideration of the sale, assignment, transfer and conveyance of the Purchased Assets and the other undertakings of Seller in this Agreement, and subject to the terms and conditions of this Agreement, Purchaser shall (a) pay the Purchase Price as provided in this Article III, and (b) assume the Assumed Liabilities as of the Closing Date as provided in section 2.01 above.

     3.02 AMOUNT AND PAYMENT OF PURCHASE PRICE. The purchase price for the Purchased Assets (the "Purchase Price") shall equal the sum of (a) $20,550,000 in cash (the "Cash Purchase Price"), (b) a subordinated promissory note in the principal amount of $7,400,000, dated as of the Closing Date, with final payment due September 30, 2003, in the form of Exhibit A (the "Subordinated Note"), (c) the Assumed Liabilities and (d) the Contingent Earnout. At Closing, Purchaser shall (a) pay the Cash Purchase Price to Seller by wire transfer of immediately available funds, (b) deliver the Subordinated Note to Seller, (c) assume the Assumed Liabilities and (d) be subject to the Contingent Earnout provisions.

     Within five business days after the Closing Date Balance Sheet (as defined in section 3.03) is finalized in accordance with the provisions of section 3.03, Purchaser or Seller, as the case may be, shall pay the other by wire transfer of immediately available funds, a sum equal to the Seller Adjustment Amount, if any (as defined in section 3.03), or the Purchaser Adjustment Amount, if any (as defined in section 3.03).

     3.03 PURCHASE PRICE ADJUSTMENT.

          (a) As soon as practicable, but no later than 45 days after the Closing, Purchaser shall deliver to Seller a balance sheet of the Division dated as of the Closing Date (the "Proposed Closing Date Balance Sheet"). The Proposed Closing Date Balance Sheet shall be prepared in substantially the form of the balance sheet attached hereto as Schedule 3.03. In connection with the preparation of the Proposed Closing Date Balance Sheet, Purchaser shall conduct a complete physical inventory as of the Closing Date or such other agreed upon date. Seller shall be permitted to observe the taking of such inventory. A copy of such inventory shall be delivered to Seller with the Proposed Closing Date Balance Sheet. The Purchaser shall permit Seller and its accounting firm to review all accounting records and all work papers and computations used by it in the preparation of the Proposed Closing Date Balance Sheet. If Seller does not give notice of dispute to Purchaser within 30 days of receipt of the Proposed Closing Date Balance Sheet, the Proposed Closing Date Balance Sheet shall become the "Closing Date Balance Sheet." If Seller gives notice of dispute to Purchaser within such 30-day period, Seller and Purchaser shall negotiate in good faith to resolve the dispute. Any such notice shall be in writing and state, in reasonable detail, the basis for each objection and the amount of adjustment that Seller requests. If, after 15 days from the date notice of a dispute is given hereunder, Seller and Purchaser cannot agree on the resolution of the dispute, the parties shall designate a certified public accounting firm acceptable to both Purchaser and Seller to resolve the dispute, whose decision as to the Closing Date Balance Sheet shall be conclusive and binding upon Seller and Purchaser. If the parties are unable to agree on the selection of a certified public accounting firm, Purchaser and Seller shall each name one firm, and the two firms so named shall name a third firm who shall make the determination. If Seller has not given timely notice of a dispute to Purchaser the "Closing Date Balance Sheet" shall be the balance sheet finally determined in accordance with the prior three sentences. The expenses pertaining to the resolution of any dispute hereunder shall be shared equally by Seller and Purchaser; provided, however, that the certified public accounting firm shall have the power to award recovery of costs and fees (including reasonable attorney and administrative fees) among the parties as the certified public accounting firm determines to be equitable under the circumstances.

          (b) If the "Agreed Asset Value" (as defined below) as determined based on the Closing Date Balance Sheet is less than $14,777,000, the Purchase Price shall be reduced by the difference (such reduction being referred to herein as the "Purchaser Adjustment Amount").

          (c) If the Agreed Asset Value as determined based on the Closing Date Balance Sheet exceeds $14,777,000, the Purchase Price shall be increased by the difference (such increase being referred to herein as the "Seller Adjustment Amount").

          (d) For purposes of this section, "Agreed Asset Value" means the aggregate book value of the Accounts Receivable (without any allowance for doubtful accounts or reserve for bad debts), Inventory and Costs and Estimated Earnings in Excess of Billings on the Closing Date. Seller represents thereof the Inventory included in this calculation is owned solely by Seller and the Subsidiaries, and does not represent inventory owned by others. This representation is not subject to the Basket or other limitations provided in Article XII below.

     3.04 CONTINGENT EARNOUT PAYMENT. In addition to payment of the Purchase Price, Purchaser shall pay to Seller the aggregate sum of $3,000,000 (the "Contingent Earnout"), provided Daimler Chrysler Activity (as defined below) reaches agreed levels. If between the period commencing January 1, 1999 and ending December 31, 2000 the DaimlerChrysler Activity reaches the total of $5,500,000 ("Level I"), $1,500,000 will be due. If the total of DaimlerChrysler Activity during the period reaches $8,000,000 ("Level II"), an additional $750,000 will be due. If the total of Daimler Chrysler activity during the period reaches $11,000,000 ("Level III"), an additional $750,000 will be due.

     "DaimlerChrysler Activity" shall mean the Division's deliveries to DaimlerChrysler or suppliers designated by DaimlerChrysler at the net selling price during the period, plus the amount of any unfilled purchase orders or releases calling for delivery during the period less returns and allowances.

     Assuming Level I is met, the first Contingent Earnout payment of $1,500,000 shall be due on a date which is the later of (i) 30 days from the date Level I is met or (ii) February 15, 2000. Assuming Levels II and III are met, the next $1,500,000 shall be payable in equal monthly installments of $125,000 commencing April 15, 2000 and ending March 15, 2001; provided however that (i) such monthly installments shall be adjusted on an ongoing basis if Levels II and III are not met such that Purchaser pays Contingent Earnout payments to Seller only for the Levels which have been met and (ii) any and all required payments shall be paid on or before March 15, 2001. Notwithstanding the foregoing, if required by the Bank, the Contingent Earnout Payments will be paid quarterly or as otherwise required by the Bank.

     3.05 PAYMENTS OF TRANSFER TAXES. All transfer taxes imposed in connection with the sale and transfer of the Purchased Assets to Purchaser shall be borne by Purchaser.

     3.06 ALLOCATION OF PURCHASE PRICE. For income tax purposes, the Purchase Price shall be assigned and allocated to the Purchased Assets as set forth on
Schedule 3.06. Purchaser and Seller agree to reflect such allocations in all reports with respect to all taxes.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     The term "Seller Material Adverse Effect" as used in this Agreement shall mean any change or effect that, individually or when taken together with all other changes or effects, is or may be materially adverse to the condition (financial or otherwise), results of operations, businesses, properties, assets, liabilities or prospects of the Division.

     The term "Person" as used in this Agreement shall mean an individual, corporation, partnership, association, trust, limited liability company, unincorporated organization, other entity or group (as defined in section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")).

     The term "Affiliate" as used in this Agreement shall mean, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the first mentioned Person. The term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise.

     The term "Subsidiary" (or its plural) as used in this Agreement with respect to Seller, Purchaser or any other Person shall mean any corporation, partnership, joint venture or other legal entity of which Seller, Purchaser or such other Person, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, greater than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     Seller represents and warrants to Purchaser that the statements contained in this Article IV are true and correct as of the date of this Agreement and as of the Closing Date.

     4.01 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

          (a) Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Michigan, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly licensed and qualified and in active status in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such licensure and qualification necessary, except as otherwise provided on Schedule 4.01(a). Seller has not used or assumed any other name in connection with the operations of the Division during the last five years except as provided on Schedule 4.01(a).

          (b) A true and complete list of all Seller's directly or indirectly owned Subsidiaries used in the Division together with the jurisdiction of incorporation or organization of each such Subsidiary and the percentage of each Subsidiary's outstanding capital stock or other equity interest owned by Seller or another Subsidiary of Seller, is set forth on Schedule 4.01(b). Each Subsidiary is duly incorporated or organized, validly existing and in good standing under the laws of the state of its incorporation or organization, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly licensed and qualified in an active status in each jurisdiction which the nature of the business conducted by it or the ownership or leasing of its properties makes such licensure and qualification necessary, except as otherwise provided on
     Schedule 4.01(b).

     4.02 AUTHORITY; VOTE REQUIRED.

          (a) Seller has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement, subject to required approval of the holders of the common stock, stated value $.20 per share, of Seller ("Seller Common Stock"). The execution and delivery of this Agreement and the other agreements to be executed and delivered pursuant to this Agreement (collectively, the "Related Agreements") by Seller and the consummation by Seller of the transactions contemplated by this Agreement and the Related Agreements have been duly authorized by all necessary corporate action, including such corporate action as may be required by the Michigan General Corporation Law (the "Michigan Law"), and no other corporate proceedings on the part of Seller are necessary to authorize this Agreement and the Related Agreements or to consummate the transactions contemplated by this Agreement and the Related Agreements (other than with respect to the approval of this Agreement and the Related Agreements by the holders of Seller Common Stock in accordance with the Michigan Law, Seller's Articles of Incorporation and By-Laws). This Agreement is, and the Related Agreements will be when so executed, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

          (b) The affirmative vote of the holders of at least a majority of the outstanding shares of Seller Common Stock is the only vote of the holders of any class or series of capital stock of Seller necessary to approve the Asset Sale.

     4.03 FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES.

          (a) Seller has delivered to Purchaser copies of the following financial statements prepared by Seller, including in each case all notes thereto, all of which have been prepared from the books and records of Seller in accordance with generally accepted accounting principles consistently applied and maintained throughout the periods indicated ("GAAP") and fairly present the financial condition of Seller as of their respective dates and the results of its operations for the periods covered thereby:

             (i) An unaudited listing of assets of the Division as of December 31, 1998 (the "Balance Sheet" and December 31, 1998 being referred to herein as the "Balance Sheet Date") and an unaudited statements of income of the Division for the year then ended; and

             (ii) An unaudited listing of assets of the Division as of March 31, 1999 (the "Interim Balance Sheet") and an unaudited statement of income for the three -month period ending March 31, 1999 (the "Interim Balance Sheet Date"); and

             (iii) Audited balance sheets of the Seller as of December 31, 1996, 1997, and 1998 and audited statements of income and cash flows of the Seller for each of the years then ended together with auditor's reports for each year ("Audited Balance Sheet").

          Such statements of income do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein, and such interim financial statements include all adjustments necessary for such fair representation. Sales are stated in such statements of income net of discounts, returns and allowances. All taxes due or paid are and will be timely reflected in the financial statements, and all taxes not yet due and payable are and will be fully accrued or otherwise provided for in the financial statements.

          (b) Except as set forth on Schedule 4.03(b), there are to Seller's knowledge no liabilities or obligations, direct or indirect, absolute or contingent, known or unknown, or any outstanding evidence of indebtedness arising out of or relating to, the Division or the Purchased Assets, except
     (i) as fully reflected or as specifically reserved against on the Audited Balance Sheet; and (ii) liabilities incurred in the ordinary course of business after the Audited Balance Sheet Date, consistent with Seller's prior practice, which, in the aggregate, do not result in any Seller Material Adverse Effect.

     4.04 NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

          (a) The execution and delivery of this Agreement and the Related Agreements by Seller does not and will not, and the performance of this Agreement and the Related Agreements by Seller will not: (i) violate the Articles of Incorporation or By-Laws of Seller or any of its Subsidiaries;
     (ii) subject to

     (x) obtaining the requisite approval of this Agreement by the holders of the outstanding shares of Seller Common Stock in accordance with the Michigan Law, Seller's Articles of Incorporation and its By-Laws, (y) obtaining the consents, approvals, authorizations and permits of, and making filings with or notifications to, any governmental or regulatory authority, whether local, domestic or foreign ("Governmental Entities"), pursuant to the applicable requirements, if any, of the Exchange Act, the applicable provisions of the Michigan Law, and the requirements of the National Association of Securities Dealers, Inc. ("NASD") or the Nasdaq National Market, and (z) giving the notices and obtaining the consents, approvals, authorizations or permits described on Schedule 4.04(a), violate any law, constitution, statute, regulation, rule, injunction, decree, ruling, judgment, order or other restriction of any Governmental Entity or court to which Seller or any of its Subsidiaries is subject or by which any of their respective properties is bound; or (iii), except as set forth on
     Schedule 4.04(a), result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to any Person any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Seller or any of its Subsidiaries, or require any notice pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument, arrangement or obligation to which Seller or any of its Subsidiaries is a party or by which Seller or any of its Subsidiaries or any of their respective properties is bound.

          (b) The execution, delivery and performance of this Agreement by Seller does not require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except for (i) the filing of a proxy statement with the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market in connection with the required approval of the Seller's shareholders, and (ii) the consents, approvals, authorizations or permits described on Schedule 4.04(a).

     4.05 PERMITS; COMPLIANCE. Seller is in possession of all franchises, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary for Seller or any of its Subsidiaries to own, lease and operate its properties or to carry on the business of the Division as it is now being conducted (the "Seller Permits"). Except as set forth on Schedule 4.05, such Seller Permits are in full force and effect, will remain in full force and effect for the benefit of Purchaser immediately after Closing and are transferable to Purchaser without the consent of any third party. No suspension, revocation or cancellation of any of the Seller Permits is pending or, to the knowledge of Seller, is threatened. Neither Seller nor any of its Subsidiaries is operating in default under or violation of
(i) any law, constitution, statute, regulation, rule, injunction, decree, ruling, judgment, order or other restriction of any Governmental Entity or court to which Seller or any of its Subsidiaries is subject or by which any of their respective properties is bound or (ii) any of the Seller Permits.

     4.06 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth on Schedule
4.06 or as contemplated by this Agreement, since the Balance Sheet Date:

          (a) There has not been any change in the accounting methods or practices followed by Seller or any Subsidiary, except as required by GAAP;

          (b) There has not been any sale, lease, transfer, assignment, abandonment or other disposition of (including, without limitation, any grant of an option or similar right to purchase) any asset or assets in excess of $10,000 in the aggregate, which asset or assets would be a Purchased Asset, other than sales of inventory for fair consideration in the ordinary course of business;

          (c) Seller has not entered into any material transaction with any of its officers, directors or employees of the Division, other than in the ordinary course of business;

          (d) No party (including any of Seller and its Subsidiaries) has accelerated, terminated, modified or canceled (prior to the expiration of its term) any material agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) relating to the business of the Division and to which any of Seller and its Subsidiaries is a party or by which any of its assets is bound;

          (e) None of Seller and its Subsidiaries has delayed or postponed the payment of accounts payable or other liabilities of any kind or nature relating to the Division or the Purchased Assets outside the ordinary course of business;

          (f) None of Seller and its Subsidiaries has canceled, compromised, waived, or released any right or claim (or series of related rights and claims) relating to the Division or the Purchased Assets outside the ordinary course of business;

          (g) None of Seller and its Subsidiaries has sold or otherwise transferred any Intangible Asset or granted any license or sublicense of any rights under or with respect to any Intangible Assets;

          (h) None of Seller and its Subsidiaries has granted any increase in the base compensation of, or made any other change in the employment terms for, any employees of the Division outside the ordinary course of business;

          (i) None of Seller and its Subsidiaries has adopted, amended, modified or terminated any bonus, profit-sharing, incentive, severance or other plan, contract or commitment for the benefit of any of the employees of the Division (or taken any such action with respect to any other employee benefit plan);

          (j) There has not been any (i) failure by Seller and its Subsidiaries to replenish the Division's inventories and supplies in a normal and customary manner consistent with their prior practice; or (ii) other change in the selling, pricing, advertising or personnel practices relating to the Division inconsistent with Seller's and its Subsidiaries' prior practice;

          (k) There has not been any payment of any liability other than those then required to be discharged or satisfied or current liabilities shown on the Interim Balance Sheet and current liabilities incurred since the Interim Balance Sheet Date in the ordinary course of business and consistent with past practices;

          (l) There have not been any intercompany loans or payments, dividends or transfers of cash or other assets by Seller out of the ordinary course of business;

          (m) There has not been any material deviation from the ordinary and usual course of operation of the Division, including without limitation, Inventory buying practices, in contemplation of the transactions described in this Agreement;

          (n) None of Seller and its Subsidiaries has permitted or caused to be permitted any Lien (as defined below) upon any of the Purchased Assets, except for Permitted Encumbrances (as defined below);

          (o) Neither Seller nor any Subsidiary has entered into any commitment or other agreement to do any of the foregoing;

          (p) Seller conducted the business of the Division in the ordinary course and consistent with Seller's past practice;

          (q) There has not been any Seller Material Adverse Effect;

          (r) None of Seller and its Subsidiaries has experienced any damage, destruction or loss (whether or not covered by insurance) to any material assets of the Division, ordinary wear and tear excepted; or

          (s) None of Seller and its Subsidiaries is aware of any labor union organizing activity, any actual or threatened employee strikes, work stoppages, slow-downs or lockouts with respect to relations with its employees, agents, customers or suppliers.

     4.07 ABSENCE OF LITIGATION.

          (a) Schedule 4.07(a) lists all claims, actions, suits, litigation, or arbitrations or, to the knowledge of Seller, investigations or proceedings relating to the Division or any of the Purchased Assets, at law or in equity, which are pending or, to the knowledge of Seller, threatened, and which involve, individually or in the aggregate, an amount in excess of $25,000. There is no action pending or, to the knowledge of Seller, threatened, to enjoin or restrain any of the transactions contemplated by this Agreement.

          (b) Except as set forth on Schedule 4.07(b), neither Seller nor any of its Subsidiaries is subject to any continuing order of, consent decree, settlement agreement or other similar agreement (oral or written) with or, to the knowledge of Seller, continuing investigation by, any Governmental Entity with respect to the business of the Division.

     4.08 CONTRACTS; NO DEFAULT. Schedule 4.08 lists (or describes in the case of material oral agreements):

          (a) Each contract or agreement to which Seller or any of its Subsidiaries is a party concerning a partnership, joint venture or similar arrangement with another Person or materially limiting the right of Seller or any of its Subsidiaries prior to the Closing Date, or Purchaser or any of its Subsidiaries at or after the Closing Date, to engage in, or to compete with any Person in, any business of the Division including each contract or agreement containing exclusivity provisions restricting the geographical area in which, or the method by which, any business may be conducted by Seller or any of its Subsidiaries prior to the Closing Date, or by the Purchaser or any of its Subsidiaries after the Closing Date;

          (b) Each material agreement which Seller or any of its Subsidiaries is a party relating to the Division or any of the products designed, manufactured, distributed or sold by the Division;

     4.09 INTELLECTUAL PROPERTY RIGHTS.

          (a) Seller owns or has the right to use pursuant to license, sublicense or other agreement all Intangible Assets, without any conflict or alleged conflict with the rights of any other Person, and Seller has taken all necessary action to maintain and protect each Intangible Asset. Each Intangible Asset owned or used by Seller immediately prior to the Closing hereunder will be owned or available for use by Purchaser on substantially similar terms and conditions immediately subsequent to the Closing hereunder (assuming Purchaser executes and delivers to Square D Company an assumption of Seller's obligations under the License) except that with respect to the License, (a) it is understood to apply only to the activity of those portions of the Purchaser's business originally acquired from Seller not to any prior activity of Purchaser or activity engaged in by Purchaser's other business; and (b) the grant shall be limited only to products of Seller in existence at the time of assignment to Purchaser.

          (b) Except as disclosed on Schedule 4.09(b), with respect to the operation of the Division, to Seller's knowledge none of Seller and its Subsidiaries has infringed upon or misappropriated any intellectual property rights of third parties, and none of Seller and the directors and officers (and employees with responsibility for intellectual property matters) of Seller and its Subsidiaries has received any charge, complaint, claim, demand or notice alleging any such infringement or misappropriation (including any claim that any of Seller and its Subsidiaries must license or refrain from using any intellectual property rights of any third party). Except as disclosed on Schedule 4.09(b) and to Seller's knowledge, no third party has infringed upon or misappropriated in any material respect any intellectual property rights included in the Intangible Assets.

          (c) Schedule 4.09(c) identifies each patent or registration which has been issued to Seller with respect to any of the Intangible Assets, identifies each pending patent application or application for registration which Seller has made with respect to any of the Intangible Assets, identifies each copyright, trade name, service name, unregistered trademark and unregistered service mark used by Seller in connection with the operation of the Division and the manufacture, marketing and distribution of the products manufactured by the Division and identifies each license, agreement or other permission which Seller has granted to any third party with respect to any of its Intangible Assets (together with any exceptions). Seller has made available to Purchaser correct and complete copies of all such patents, registrations, applications, licenses, agreements and permissions (as amended to date) and all other written documentation evidencing ownership and prosecution (if applicable) of each such item. With respect to each Intangible Asset required to be identified in Schedule 4.09(c), except as set forth on Schedule 4.09(c):

             (i) Seller possesses all right, title and interest in and to the Intangible Asset, free and clear of any security interest, lien, license, or other encumbrance;

             (ii) The Intangible Asset is not subject to any outstanding injunction, judgment, order, decree or ruling;

             (iii) No action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the knowledge of Seller, is threatened which challenges the legality, validity, enforceability, use or ownership of the Intangible Asset; and

             (iv) None of Seller and its Subsidiaries has ever agreed to indemnify any Person for or against any infringement or misappropriation with respect to the Intangible Asset.

          (d) Schedule 4.09(d) identifies each Intangible Asset that any third party owns and that Seller or its Subsidiaries use in the operation of the Division pursuant to license, sublicense, agreement or permission. Seller has made available to Purchaser correct and complete copies of all such licenses, sublicenses, agreements and permissions (as amended to date). With respect to each Intangible Asset required to be identified in Schedule 4.09(d), except as set forth on Schedule 4.09(d):

             (i) The license, sublicense, agreement or permission covering the Intangible Asset is legally valid, binding, enforceable and in full force and effect;

             (ii) The license, sublicense, agreement or permission will continue on substantially similar terms following the consummation of the transaction contemplated hereby;

             (iii) Seller is not in breach or default of the license, sublicense, agreement or permission and has not repudiated any provisions thereof;

             (iv) To Seller's knowledge, no other party to the license, sublicense, agreement or permission is in breach or default or has repudiated any provision thereof and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration thereunder;

             (v) With respect to each sublicense, the representations and warranties set forth in subsections (i) through (iv) above are true and correct with respect to the underlying license;

             (vi) The underlying Intangible Asset is not subject to any outstanding injunction, judgment, order, decree, ruling or charge;

             (vii) No action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the knowledge of Seller, is threatened which challenges the legality, validity or enforceability of the underlying Intangible Asset; and

             (viii) None of Seller and its Subsidiaries has granted any sublicense or similar right with respect to the license, sublicense, agreement or permission.

     4.10 INSURANCE. All policies and binders of insurance for professional liability, directors and officers, property and casualty, fire, liability, worker's compensation and other customary matters held by or on behalf of Seller or its Subsidiaries ("Insurance Policies") are identified on Schedule 4.10 and have been made available to Purchaser. The Insurance Policies are in full force and effect. Neither Seller nor any of its Subsidiaries has failed to give any notice of any claim under any Insurance Policy in due and timely fashion, nor to the knowledge of Seller, has any coverage for claims been denied.

     4.11 BROKERS. No broker, finder or investment banker other than NatCity Investments, Inc. ("NatCity") is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon any arrangements made by or on behalf of Seller. Seller is fully responsible for the payment of all amounts which may become due or owing to NatCity.

     4.12 TITLE TO PROPERTIES. Seller has or will have at Closing good and marketable title to, or a valid leasehold or contractual interest in, all Purchased Assets, free and clear of all mortgages, liens, security interests, rights of first refusal, easements or other similar encumbrances ("Liens"), except Liens (a) which constitute Permitted Encumbrances (as defined below), or
(b) which relate to any of the Assumed Liabilities. Upon completion of the Asset Sale, Purchaser shall acquire good and marketable title to all of the Purchased

Assets, free and clear of all Liens except (a) Permitted Encumbrances, or (b) which relate to any of the Assumed Liabilities. For purposes of this Agreement, "Permitted Encumbrances" shall mean those Liens listed on Schedule 4.12. Except for the Excluded Assets, the Purchased Assets constitute all of the property exclusively used or exclusively held for use in the operation of the Division.

     4.13 PROXY STATEMENT. The definitive Proxy Statement and related materials will comply with the Exchange Act in all material respects. The definitive proxy materials will not contain an untrue statement of material fact or omit a material fact necessary in order to make the statements made therein, in light of the circumstances under which they will be made, not misleading.

     4.14 INVENTORY; COSTS AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS.

          (a) The Inventory consists of raw materials and supplies, manufactured and purchased parts, goods in process and finished goods, all of which are merchantable and fit for the purpose for which they were procured or manufactured and none of which is obsolete, damaged or defective, subject only to the reserve for inventory writedown set forth on the Interim Balance Sheet. The value at which Seller carries the Inventory on the Interim Balance Sheet reflects its customary inventory valuation policy of stating inventory on the standard cost method which approximates the first-in, first-out method, all in accordance with GAAP. Except as described on Schedule 4.14, no Inventory has been consigned to others. The quantity of Inventory is sufficient and adequate for, but is not materially in excess of the level appropriate to, the conduct of the business of the Division as it previously has been conducted. Seller has not made any purchase commitments in excess of normal, ordinary and usual requirements.

          (b) The value at which Seller carries the Costs and Estimated Earnings in Excess of Billings on the Interim Balance Sheet represents Seller's best estimate of the components therein, all in accordance with GAAP.

     4.15 REAL PROPERTY. Schedule 4.15 sets forth a true and complete list and description of all real property owned, used or occupied by Seller and its Subsidiaries exclusively in the operation of the Division including a description of all such land, and all encumbrances, easements, or rights of way of record (or, if not of record, of which Seller has notice or knowledge) granted on or otherwise affecting such real property. Except as set forth on
Schedule 4.15, there are no leases, contracts, options, agreements or enforceable rights or obligations relating to or affecting the Real Property to which Seller or any of its Subsidiaries is a party or by which the Real Property is otherwise bound or affected. To Seller's knowledge, there are no material structural or nonstructural defects (including, without limitation, inadequacy for normal use of mechanical systems and fixtures) in any of the buildings or its systems or fixtures (including, without limitation, the HVAC system, plumbing system, electrical system, sprinkler system and sewer and water systems) or other improvements situated on the Real Property and all building systems, fixtures, structures, fixtures and improvements, owned, leased or used by Seller and any of its Subsidiaries, are in all material respects in good condition and working order (reasonable wear and tear excepted) and are adequate in quality and quantity for the normal operation of the Division and the Real Property. None of the Real Property is located in a recognized wetland, flood prone area, flood risk area, flood plain or similarly restricted area or is subject to any shoreland regulations. Seller has no notice or knowledge of capital expenditures on the Real Property (excluding only normal repair made consistently with past practice and which are required to be expensed for federal income tax purposes) that would be necessary to conduct the business of the Division as presently conducted nor are any such expenditures planned by Seller. Seller and its Subsidiaries have all easements and rights, including without limitation, easements for all utilities, services, roadways, and other ways on ingress and egress, adequate and sufficient to conduct the business of the Division (including, without limitation, accesses for ingress and egress of vehicles across the driveways and roadways presently existing at the Real Property used to access the public roadways). Neither the whole or any portion of the Real Property has been condemned, requisitioned or otherwise taken by any public authority, no notice of such condemnation, requisition or taking has been served upon Seller and to Seller's knowledge, no such condemnation, requisition or taking is threatened or contemplated. No public improvements have been commenced and to Seller's knowledge there are no public improvements planned which may reasonably be expected to result in special assessments against or otherwise adversely affect any of the Real Property. Except for increases consistent with past experience, Seller has no notice or knowledge of any proposed increases in any real estate taxes or assessed valuations applicable to the Real Property, and there are no challenges or appeals pending regarding the amount and/or payments of such real estate taxes or assessed valuations. No Governmental Entity has issued any work order, and there have been no court orders requiring repairs, alterations or corrections of any condition on the Real Property. As of the date of Closing, all work performed or materials furnished for the Real Property shall have been fully paid for, Seller shall deliver an affidavit to that effect to the title insurance company at Closing, and Seller shall provide Purchaser with appropriate lien waivers from any and all contractors, subcontractors, laborers or material men furnishing labor or material for the improvement of the Real Property during the six months preceding the date of Closing.

     4.16 CONDITION OF PURCHASED ASSETS. No maintenance outside the ordinary course of business is needed with respect to the Purchased Assets to Seller's knowledge. None of the Purchased Assets or other assets owned, leased, occupied or operated by Seller in connection with the business of the Division, or the ownership, leasing or operation thereof, is in violation of any law, ordinance, code, rule or regulation to Seller's knowledge. Except as set forth on Schedule 4.16, the Purchased Assets are in all respects in good condition and working order (reasonable wear and tear excepted) and are adequate, in quality and quantity, for the operation of the business of the Division.

     4.17 ACCOUNTS RECEIVABLE. All Accounts Receivable of the Seller and those existing as of the Closing Date represent valid claims for bona fide, arms-length sales of goods and services actually made by Seller in the ordinary course of its business. All of the Accounts Receivable are valid receivables subject to no setoffs or counterclaims, and are current (within 150 days) and collectible in the ordinary course of business using normal collection practices at the aggregate recorded amounts thereof (without any allowance for doubtful accounts). Schedule 4.17 sets forth an aging schedule of the Accounts Receivable as of the date set forth on such Schedule, and such schedule is correct and complete in all material respects. To the extent any Account Receivable is not collected within 150 days of the Closing Date, Purchaser shall have the right to set off against amounts due Seller under the Subordinated Note or any Related Agreement the amount of any liability of Seller to Purchaser under this section or under any other provision of this Agreement, in which case Purchaser shall assign and transfer such Account Receivable to Seller in accordance with section 7.09.

     4.18 MAJOR CUSTOMERS AND SUPPLIERS. Schedule 4.18 sets forth (a) a list of the ten largest customers of the Division for each of the fiscal years ended December 31, 1997 and December 31, 1998 (determined on the basis of the total dollar amount of net revenues) showing the dollar amount of net revenues from each such customer during each such year, (b) a list of the ten largest suppliers of the Division in terms of dollar volume of purchases during such fiscal years, and (c) a list as of a recent date of all purchase orders for finished goods accepted by the Company with respect to products manufactured by the Division. Seller and its Subsidiaries have no information that might reasonably indicate that any customer, supplier or vendor of Seller or its Subsidiaries intends to cease purchasing from, selling to or dealing with Seller or its Subsidiaries. Except as set forth on Schedule 4.18, no information has been brought to the attention of Seller or its Subsidiaries that might reasonably lead any of them to believe that any customer or supplier intends to alter, in any material respect, the amount of its purchases, sales or the extent of its dealings with Seller or its Subsidiaries, or would alter, in any material respect, its purchases from, sales to or dealings with Purchaser in the event that the Asset Sale contemplated by this Agreement is consummated.

     4.19 PRODUCT WARRANTY. Schedule 4.19 sets forth a general description of all warranty, guaranty and indemnity provisions provided by Seller with respect to the business of the Division. There are no claims pending or, to Seller's knowledge, threatened against Seller or any of its Subsidiaries for warranty obligations relating to the business of the Division, except claims which in the aggregate involve an amount that is consistent with Seller's past practice. Warranty claims by Purchaser against Seller are to provide only for employee wages plus fringe benefits, overhead (calculated at 25% of wages) and travel and the cost of the part, only if the part cannot be repaired or replaced by any outside manufacturer who may have manufactured that part. Purchaser will not incur more than $100,000 of liability, cost or expense related to warranty claims which Purchaser has assumed pursuant to section 2.01(c) using the standard set forth in the immediately preceding sentence. Purchaser agrees to provide Seller with monthly written reports documenting the amount of warranty claims and the work performed.

     4.20 LEGAL COMPLIANCE. The Division has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings and charges thereunder of federal, state, local and foreign governments (and all agencies thereof)) to Seller's knowledge, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against Seller or, to the knowledge of Seller, threatened against Seller alleging any failure so to comply. To Seller's knowledge, the Seller and the operations of the Division and the use of the Purchased Assets are in compliance in all material respects with all applicable federal, state, local and international laws or ordinances and any other rule or regulation of any Governmental Entity, including, without limitation, all banking, securities, energy, safety, environmental, zoning, health, export, import, trade practice, antidiscrimination, antitrust, wage, hour and price control laws, orders, rules or regulations. Schedule 4.20 lists all citations issued to Seller with respect to the Division in the three years prior to the date hereof from any Governmental Entity. All citations that have been issued have been properly remedied. No notice from any Governmental Entity or other Person has been served upon Seller or upon any of the Purchased Assets claiming any violation or alleged violation of any law, ordinance, code, rule or regulation or requiring, or calling attention to the need for, any work, repairs, construction, alterations or installation on or in connection with the Purchased Assets or the Division with which Seller has not complied. To Seller's knowledge, the Seller has no liability (whether accrued, absolute, contingent, direct or indirect) for past or continuing violations of any law, ordinance, code, rule or regulation. All reports and returns required to be filed by Seller with respect to the Division with any Governmental Entity have been filed and were accurate and complete in all material respects when filed.

     No payments of cash or other consideration have been made to any Person or Governmental Entity by Seller or by any agent, employee, officer, director, shareholder or other person or entity on behalf of Seller which were unlawful under the laws of the United States or any state or other Governmental Entity.

     4.21 ASSIGNED CONTRACTS. With respect to each Assigned Contract, except as set forth on Schedule 4.21:

          (a) The contract or lease is legal, valid, binding, enforceable and in full force and effect;

          (b) The benefits and burdens of such contract or lease will continue on substantially similar terms following consummation of the transactions contemplated hereby;

          (c) Seller is not in breach or default under the contract or lease and has not repudiated any provision of the contract or lease; and

          (d) To Seller's knowledge, no other party is in breach or default under the contract or lease, no other party has repudiated any provision of the contract or lease, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration under the contract or lease.

     4.22 PRODUCT LIABILITY. Except as set forth on Schedule 4.22, there is no present (and Seller has no knowledge of any facts which could reasonably be expected to result in any future) action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against Seller or its Subsidiaries or the Division giving rise to any liability arising out of any injury to individuals or property as a result of the ownership, possession or use of any product manufactured, sold, leased or delivered by the Division. Seller's and its Subsidiaries' products and services with respect to the Division have been designed, manufactured and provided so as to meet and comply with all material governmental standards and specifications currently in effect.

     4.23 EMPLOYEE BENEFIT PLANS.

          (a) Schedule 4.23(a) lists or describes, solely as it relates to the Division, any pension, retirement, savings, disability, medical, dental, health, life (including any individual life insurance policy as to which Seller is the owner, beneficiary or both), death benefit, group insurance, profit sharing, deferred compensation, stock option, bonus incentive, vacation pay, severance pay, "cafeteria" or "flexible benefit" plan under section 125 of the Internal Revenue Code of 1986 as amended (the "Code"), or other employee benefit plan, trust, arrangement, contract, agreement, policy or commitment, under which employees of Seller or its Subsidiaries are entitled to participate by reason of their employment with Seller or its Subsidiaries, (i) to which Seller or a Subsidiary is a party or a sponsor or a fiduciary thereof or
     (ii) with respect to which Seller or a Subsidiary has made payments, contributions or commitments, or has any liability (collectively, the "Employee Benefit Plans").

          (b) To Seller's knowledge, the Employee Benefit Plans have been operated and administered by Seller in compliance in all material respects with all applicable laws relating to employment or labor matters, including without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code and all contributions required under such plans have been made as required.

          (c) Each Employee Benefit Plan that is intended to be tax qualified under section 401(a) of the Code has received, or Seller has applied for or will in a timely manner apply for, a favorable determination letter from the Internal Revenue Service (the "IRS") stating that the Plan meets the requirements of the Code and that any trust or trusts associated with the plan are tax exempt under section 501(a) of the Code.

          (d) Neither Seller nor any of its Subsidiaries maintains, and neither Seller nor any of its Subsidiaries has maintained or contributed to, any defined benefit plan covering employees of Seller or its Subsidiaries within the meaning of section 3(35) of ERISA or any multiemployer plan.

          (e) Schedule 4.23(e) sets forth a list of all written employment agreements, employment contracts or understandings relating to employment (other than relating to "at-will" employment) to which Seller or any of its Subsidiaries is a party as to employees that work in the Division.

     4.24 LABOR MATTERS.

          (a) Neither Seller nor any of its Subsidiaries is a party to or bound by any union collective bargaining agreements or other labor contracts. Neither Seller nor any of its Subsidiaries, with respect to the Division, is a party to any pending arbitration or grievance proceeding or other claim relating to any labor contract nor, to Seller's knowledge, is any such action threatened and no set of facts would reasonably be expected to constitute a basis for any such action. Except as set forth on Schedule 4.24, within the last five years, neither Seller nor any of its Subsidiaries has experienced any labor disputes, union organization attempts or any work stoppage due to labor disagreements in connection with the Division, and there is currently no labor strike, dispute, request for representation, slow down or stoppage actually pending, or to the knowledge of Seller, threatened against or affecting the Seller or its Subsidiaries nor a secondary boycott with respect to the products of the Seller or its Subsidiaries.

          (b) Neither Seller nor any of its Subsidiaries is bound by any court, administrative agency, tribunal, commission or board decree, judgment, decision, arbitration agreement or settlement relating to collective bargaining agreements, conditions of employment, employment discrimination or attempts to organize a collective bargaining unit which in any case may materially and adversely affect Seller, the Division or the Purchased Assets. Seller has no notice or knowledge of any employment discrimination, safety or unfair labor practice or other employment-related investigation, claim or allegation against Seller or any of its Subsidiaries or any set of facts which would reasonably be expected to constitute a basis for such an action.

          (c) Seller has provided Purchaser all of Seller's and its Subsidiaries' written employment policies presently in effect.

          (d) On or before the Closing Date, Seller and its Subsidiaries shall have paid all of their obligations relating to employees (whether arising by operation of law, by contract or by past service) or payments to trusts or other funds, to any Governmental Entity or to any individual employee (or his or her legal representatives) with respect to unemployment compensation benefits, profit sharing, retirement benefits, vacation pay or Social Security benefits. Seller has no regular full-time employees of the Division, except those domiciled in Michigan, Missouri, Kentucky and Canada.

     4.25 TAXES.

          (a) Seller and its Subsidiaries have filed or caused to be filed with the appropriate Governmental Entity, all foreign, federal, state, municipal, and local income, franchise, excise, sales, real and personal property, and other tax returns and reports that are required to be filed, and neither Seller nor any of its Subsidiaries is delinquent in the payment of any taxes shown on such returns or reports or on any material assessments for any such taxes received by it and has otherwise complied in all material respects with all legal requirements applicable to Seller and its Subsidiaries with respect to all income, sales, use, real or personal property, excise or other taxes. Except as set forth on Schedule 4.25, neither Seller nor any of its Subsidiaries has executed or filed with the Internal Revenue Service any agreement extending the period for assessment and collection of any federal tax. Neither Seller nor any of its Subsidiaries is a party to any pending action or proceeding, nor, to the knowledge of Seller, has any action or proceeding been threatened, by any Governmental Entity for assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted against Seller or any of its Subsidiaries. Each of Seller and its Subsidiaries has withheld and paid all taxes required to have been withheld and paid in connection with all amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

          (b) Pursuant to MCLA 205.27(a), MSA 7.657(27a), 1986 PA 58, Section 27a, Seller waives all confidentiality regarding any Taxes that are payable to the State of Michigan and agrees that the appropriate authorities of the State of Michigan may release to Purchaser Seller's known Tax liability. Seller agrees to execute any separate waivers of confidentiality that Purchaser or the appropriate authorities might require to implement to the terms of this subsection.

          (c) The information contained on the Michigan Employment Security Commission Form 1027, Business Transferor's Notice to Transferee of Unemployment Tax Liability and Rate, is correct and complete.

     4.26 ENVIRONMENTAL, HEALTH AND SAFETY.

          (a) ENVIRONMENTAL LAWS. The term "Environmental Laws" shall mean all foreign, federal, interstate, state and local laws, including statutes, rules, regulations, and other governmental orders and guidances relating to the presence, discharge, release, emission, dispersal, spilling, leaking, dumping or migration of Hazardous Substances or otherwise relating to the protection of the environment, the management of Hazardous Substances or the protection of employee health and safety or safeguarding public health and welfare including, but not limited to, the Solid Waste Disposal Act, the Clean Air Act, the Water Pollution Control Act, the Resource Conservation and Recovery Act of 1976, the Comprehensive, Environmental Response, Compensation, and Liability Act of 1980, the Superfund Amendments and Reauthorization Act, the Occupational Safety and Health Act of 1970, the Toxic Substances Control Act, the Hazardous Materials Transportation Act (all as the same may have been amended), rules and regulations of the United States Environmental Protection Agency, rules and regulations of the United States Nuclear Regulatory Agency, rules and regulations of the United States Department of Transportation, state environmental protection statutes, and rules and regulations of any state or local department of environmental or natural resources or any state or local environmental protection agency now in effect.

          (b) HAZARDOUS SUBSTANCES. The term "Hazardous Substances" shall mean all hazardous and toxic materials or wastes (including, without limitation, petroleum products, asbestos and raw materials which include hazardous constituents), fumes, smoke, soot, acids, alkalis, chemicals, liquids, gases, vapors, wastes and materials; any pollutants or contaminants; and any other similar substances or materials which are regulated under Environmental Laws.

          (c) Schedule 4.26(c) describes:

             (i) With expiration dates, all permits, licenses, approvals and consents issued by or received from government agencies (including local sewerage districts) relating to Environmental Laws or Hazardous Substances which are held by Seller and which relate to the Purchased Assets or the Division (the "Environmental Permits").

             (ii) All above or below ground storage tanks presently or formerly located under, at or on the Real Property, and identifies all products and materials stored in such tanks.

          (d) Except as described on Schedule 4.26(d), (i) to the Seller's knowledge, the Environmental Permits are in full force and effect and constitute all permits, licenses, approvals and consents relating to Environmental Laws or Hazardous Substances required for the operation of the Division and the use of the Purchased Assets in compliance with Environmental Laws; (ii) no proceeding alleging or asserting a violation of any Environmental Permit or seeking the suspension, revocation or cancellation of any Environmental Permit is pending or, to the Seller's knowledge, threatened and (iii) no applications for permits or reports filed by Seller or its Subsidiaries with respect to the Division or the Purchased Assets in connection with any Environmental Law or Environmental Permit contained any untrue statement of material fact or omitted any statement of material fact necessary to make the statements made not misleading.

          (e) Except as set forth on Schedule 4.26(e), to Seller's knowledge, Seller and its Subsidiaries (i) has filed all reports, returns and other filings required to be filed with respect to the Purchased Assets and the Division under Environmental Laws and the Environmental Permits; and (ii) have furnished Purchaser complete copies of all environmental filings described in this subparagraph which have been made since January 1, 1997.

          (f) Except as set forth on Schedule 4.26(f), (i) to the Seller's knowledge, the Division and the Purchased Assets have, in all material respects, been operated by Seller in compliance with the Environmental Laws and Environmental Permits; and (ii) neither Seller nor any of its Subsidiaries has received oral or written notice that the Division or the Purchased Assets are not in material compliance with any Environmental Law or Environmental Permit.

          (g) Except as described on Schedule 4.26(g), to Seller's knowledge, there are no actions, claims or investigations pending or to Seller's knowledge threatened against the Division or the Purchased Assets, which in any case assert or allege (i) Seller, its Subsidiaries, the Division or the Purchased Assets materially violated any Environmental Law or Environmental Permit or is in material default with respect to any Environmental Permit or any environmental order, writ, judgment, variance, award or decree of any government authority; (ii) Seller and each of its Subsidiaries is, with respect to the Division, required to clean up or undertake any investigation or any remedial or other response action due to the presence, disposal, discharge or other release of any Hazardous Substance at, on, in, under or migrating to or from on the Real Property or elsewhere; or (iii) Seller and each of its Subsidiaries is, with respect to the Division or the Purchased Assets, required to contribute to the cost of any past, present or future investigative, cleanup or remedial or other response action which arises out of or is related to the presence, disposal, discharge or other release of any Hazardous Substance by Seller, or any of its Subsidiaries, the Division or the Purchased Assets. Except as described on Schedule 4.26(g), neither the Division nor the Purchased Assets are subject to any judgment, stipulation, order, information request, deed notice, use, restriction, decree or agreement arising under Environmental Laws.

          (h) Except as described on Schedule 4.26(h), with respect to the period during which Seller or any of its Subsidiaries owned or occupied the Real Property and, to Seller's knowledge, prior to the period of Seller's ownership or operation (i) no Hazardous Substances have been released, treated, recycled or disposed of (intentionally or unintentionally) in material violation of Environmental Law at the time such release, treatment, recycling or disposal occurred, on, under or at the Real Property and/or such release, treatment, recycling or disposal will not result in any requirement for investigation or cleanup under current Environmental Law; (ii) there has been no release or threatened release of any Hazardous Substance from the Division, the Purchased Assets or the Real Property in material violation of Environmental Law at the time such release occurred or was threatened and/or such release or threatened release will not result in any requirement for investigation or cleanup under current Environmental Law; (iii) there have not been nor are there now any Hazardous Substances present in the surface or subsurface soil, water, groundwater, air or other media at, on, in, upon, under or, to Seller's knowledge, migrating to or from the Real Property (iv) there have been no activities, conditions or circumstances on the Real Property which would subject Purchaser, or any subsequent owner, lessee, occupant or operator of the Real Property, the Division or the Purchased Assets to damages, penalties, injunctive relief, investigative or claims, notices, restrictions or cleanup costs under any Environmental Laws; and (v) any release, treatment, recycling or disposal of Hazardous Substances conducted off the Real Property has been in substantial compliance with all Environmental Laws and Environmental Permits in effect at the time of the release, treatment, recycling or disposal.

     4.27 RECORDS. Books of account and minute books of the Seller insofar as they relate to or affect the business of the Division and the Purchased Assets are substantially complete and correct in all respects, and there have been no transactions involving the business of the Division which properly should have been set forth therein and which have not accurately so set forth.

     4.28 YEAR 2000 COMPLIANCE. Except as set forth on Schedule 4.28, all software, hardware, databases and embedded control systems used by Seller and its Subsidiaries in the operation of the Division (collectively, the "System") and each of the products of the Division (the "Products") are Year 2000 Compliant. As used herein, the term "Year 2000 Compliant" means that the Systems and Products (i) accurately process date and time data (including, without limitation, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries, the years 1999 and 2000, and leap year calculations and (ii) operate accurately with other software and hardware that use standard format (four digits) for representations of the year. Following the Closing, Purchaser shall not incur any material expenses arising from or relating to the failure of any of the Systems or Products to be Year 2000 Compliant.

     4.29 DISCLOSURE. No representation or warranty by Seller contained in this Agreement nor any statement or certificate furnished or to be furnished by Seller to Purchaser or its representatives in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading. There is no fact (other than matters of general economic or political nature which do not affect the business of the Division uniquely) known to Seller which might reasonably be expected to have a Seller Material Adverse Effect. All projections, forecasts or other forward-looking information contained in the Confidential Information Memorandum (as defined below) that were furnished to Purchaser by or on behalf of Seller were prepared in good faith and based upon reasonable estimates and the facts and circumstances then known to Seller.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                           OF PURCHASER AND GUARANTOR

     The term "Purchaser Material Adverse Effect" as used in this Agreement shall mean any change or effect that, individually or when taken together with all such other changes or effects, is or may be materially adverse to the condition (financial or otherwise), results of operations, business, properties, assets or liabilities of Purchaser and its Subsidiaries, taken as a whole. The term "Guarantor Material Adverse Effect" as used in this Agreement shall mean any change or effect that, individually or when taken together with all such other changes or effects, is or may be materially adverse to the condition (financial or otherwise), results of operations, business, properties, assets or liabilities of Guarantor and its Subsidiaries, taken as a whole.

     Purchaser and Guarantor represent and warrant to Seller that the statements contained in this Article V are true and correct as of the date of this Agreement and as of the Closing Date.

     5.01 ORGANIZATION AND QUALIFICATION.

          (a) Purchaser is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Michigan, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

          (b) Guarantor is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

     5.02 AUTHORITY.

          (a) Purchaser has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the Related Agreements by Purchaser, and the consummation by Purchaser of the transactions contemplated by this Agreement and the Related Agreements, have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement and the Related Agreements or to consummate the transactions contemplated by this Agreement and the Related Agreements. This Agreement is, and the Related Agreements will be when so executed, legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

          (b) Guarantor has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the Guaranty by Guarantor, and the consummation by Guarantor of the transactions contemplated by this Agreement and the Guaranty, have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Guarantor are necessary to authorize this Agreement and the Guaranty or to consummate the transactions contemplated by this Agreement and the Guaranty. This Agreement is, and the Guaranty will be when so executed, legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

     5.03 NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

          (a) The execution and delivery of this Agreement by Purchaser does not, and the performance of this Agreement by Purchaser will not, (i) violate the Articles of Incorporation or By-Laws or equivalent organizational documents of Purchaser, (ii) subject to obtaining the consents, approvals, authorizations and permits of, and making filings with or notifications to, any Governmental Entity pursuant to the applicable requirements, if any, of the Exchange Act, conflict with or violate any laws applicable to Purchaser or by which any of its properties is bound or affected, (iii), except as set forth on Schedule 5.03(a), result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to any Person any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Purchaser or require any notice pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument, arrangement or obligation to which Purchaser is a party or by which Purchaser or its properties is bound. The execution and delivery of this Agreement by Purchaser does not, and the performance of this Agreement by Purchaser shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entities, except as described in section 5.03(a) above.

          (b) The execution and delivery of this Agreement by Guarantor does not, and the performance of this Agreement by Guarantor will not, (i) violate the Certificate of Incorporation or By-Laws or equivalent organizational documents of Guarantor, (ii) subject to obtaining the consents, approvals, authorizations and permits of, and making filings with or notifications to, any Governmental Entity pursuant to the applicable requirements, if any, of the Exchange Act, conflict with or violate any laws applicable to Guarantor or by which any of its properties is bound or affected, (iii), except as set forth on Schedule 5.03(b), result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to any Person any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Guarantor or any of its Subsidiaries, or require any notice pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument, arrangement or obligation to which Guarantor or any of its Subsidiaries is a party or by which Guarantor or any of its Subsidiaries or any of their respective properties is bound. The execution and delivery of this Agreement by Guarantor does not, and the performance of this Agreement by Guarantor shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entities, except as described in section 5.03(a) above.

     5.04 BROKERS. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Purchaser.

     5.05 FINANCIAL STATEMENT; UNDISCLOSED LIABILITIES.

          (a) Guarantor has delivered to Seller copies of the following financial statements prepared by Guarantor, including in each case all notes thereto, all of which have been prepared in accordance with GAAP and fairly present the financial condition of Guarantor as of their respective dates and results of its operations for the periods covered thereby:

             (i) Audited balance sheets of Guarantor as of March 31, 1996 and 1998 (the March 31, 1998 balance sheet being referred to herein as the "Guarantor Balance Sheet" and March 31, 1998 being referred to herein as the "Guarantor Balance Sheet Date") and audited statements of income and cash flows of Guarantor for each of the years then ended; and

             (ii) A reviewed balance sheet of Guarantor as of March 31, 1997 and the related reviewed statements of income and cash flows for the 12-month period ending March 31, 1997.

          (b) Except as set forth on Schedule 5.05(b), there are, to Guarantor's knowledge, no liabilities or obligations, direct or indirect, absolute or contingent, known or unknown, or any outstanding evidence of indebtedness arising out of or relating to, Guarantor, except (i) as fully reflected and specifically reserved against on the Guarantor Balance Sheet; and (ii) liabilities incurred in the ordinary course of business after the Guarantor Balance Sheet Date, which, in the aggregate, do not result in any Guarantor Material Adverse Effect.

     5.06 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth on Schedule
5.06 or as contemplated by this Agreement, since Guarantor's Balance Sheet Date:

          (a) There has not been any change in the accounting methods or practices followed by Guarantor, except as required by GAAP;

          (b) There has not been any sale, lease, transfer, assignment, abandonment or other disposition of (including, without limitation, any grant of an option or similar right to purchase) any asset or assets in excess of $10,000 in the aggregate other than sales of inventory for fair consideration in the ordinary course of business, except with respect to the potential sales transactions or transfer transactions made in connection with previously acquired businesses;

          (c) No party (including Purchaser and Guarantor) has accelerated, terminated, modified or canceled (prior to the expiration of its term) any material agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) to which Guarantor is a party or by which any of its assets is bound and which would cause a Purchaser and Guarantor Material Adverse Effect;

          (d) Neither Purchaser nor Guarantor has delayed or postponed the payment of accounts payable or other liabilities of any kind or nature outside the ordinary course of business;

          (e) Neither Guarantor nor Purchaser has canceled, compromised, waived, or released any right or claim except with respect to the potential sales transactions or transfer transactions made in connection with previously acquired businesses (or series of related rights and claims) outside the ordinary course of business;

          (f) Except with respect to the potential sales transactions or transfer transactions made in connection with previously acquired businesses, neither Guarantor nor Purchaser has sold or otherwise transferred any intangible asset or granted any license or sublicense of any rights under or with respect to any intangible assets;

          (g) There has not been any payment of any liability other than those then required to be discharged or satisfied or current liabilities shown on the Guarantor Balance Sheet, and current liabilities incurred in the ordinary course of business and consistent with past practices;

          (h) Except with respect to the potential sales transactions or transfer transactions made in connection with previously acquired businesses, there has not been any material deviation from the ordinary and usual course of operation of Purchaser's or Guarantor's Business in contemplation of the transactions described in this Agreement and all actions required by this Agreement;

          (i) Neither Guarantor nor Purchaser has permitted or caused to be permitted any lien upon any of its assets, except in connection with funding for this Agreement;

          (j) Guarantor has not entered into any material transaction with any of its officers, directors or employees, other than in the ordinary course of business;

          (k) Neither Guarantor nor Purchaser has entered into any commitment or other agreement to do any of the foregoing except with respect to the potential sales transactions or transfer transactions made in connection with previously acquired businesses and actions required by this Agreement;

          (l) Neither Guarantor or Purchaser has experienced any uninsured damage, destruction or loss (whether or not covered by insurance) to any material assets of its business, ordinary wear and tear excepted;

          (m) Except with respect to the potential sales transactions or transfer transactions made in connection with previously acquired businesses, each of Guarantor and Purchaser has conducted its business in the ordinary course and consistent with its past practice; and

          (n) There has not been any Guarantor Material Adverse Effect.

     5.07 PURCHASER'S CREDIT FACILITY. Exhibits J and I are true and correct copies of the Purchaser's executed bank commitment letter (including final financial covenants) dated as of April 26, 1999 (the "Commitment Letter") and a form of Subordination and Intercreditor Agreement (the "Subordination Agreement" and, together with the Commitment Letter, the "Collateral Bank Documents"). The Commitment Letter has been duly authorized and executed and is enforceable against Purchaser in accordance with its terms. Pursuant to the Commitment Letter as in effect on and as of the date hereof, the Purchaser's loan agreement and related documents (including the final subordination agreement), to be entered into in connection therewith contemporaneously with the Closing, (collectively, the "Loan Documents") shall contain usual and customary events of default, cure and remedy provisions and other usual and customary terms and conditions for a financing of the nature outlined therein not inconsistent with the Collateral Bank Documents or this Agreement. The Loan Documents will not permit amendment in a manner so as to conflict with the terms and provisions contained in Exhibits I and J without the prior written consent of Seller, which shall not be unreasonably withheld, conditioned or delayed.

     5.08 DISCLOSURE. No representation or warranty by Purchaser or Guarantor contained in this Agreement or the schedules to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to the make the statements herein or therein contained not misleading. There is no fact (other than matters of general economic or political nature which do not affect the business of Purchaser or Guarantor uniquely) known to Purchaser or Guarantor which might be reasonably expected to have a Purchaser Material Adverse Effect or Guarantor Material Adverse Effect, as applicable. All projections, forecasts or other forward-looking information contained in the information furnished to Seller by or on behalf of Guarantor and Purchaser were prepared in good faith and upon a reasonable basis except that Purchaser makes no representation or warranty with respect to the information relating to or supplied by Seller or the Division contained in such projections, forecasts or forward looking information.

                                   ARTICLE VI

                                   COVENANTS

     6.01 AFFIRMATIVE COVENANTS OF SELLER. Seller covenants and agrees that prior to the Closing Date, unless otherwise contemplated by this Agreement or consented to in writing by Purchaser, Seller will and will cause each of its Subsidiaries to:

          (a) Operate the Division in the ordinary course of business and consistent with its past practice (provided, however, that Seller will not cause or permit the Division to engage in any practice, take any action or enter into any transaction of the sort described in Section 4.06 above);

          (b) Use reasonable efforts to preserve intact the Division and the assets thereof, and maintain its rights and franchises, retain the services of its respective officers and key employees and maintain the relationships with its respective key customers, lessors, licensors and suppliers with respect to the Division;

          (c) Confer with Purchaser at its reasonable request to report operational matters of a material nature relating to the Division and to report the general status of the ongoing operations of the Division;

          (d) Maintain compliance with all permits, laws, rules, regulations and orders applicable to the Division; and

          (e) Maintain the Purchased Assets in good working order and condition, ordinary wear and tear excepted.

     6.02 NEGATIVE COVENANTS OF SELLER. Except as contemplated by this Agreement or consented to in writing by Purchaser, from the date of this Agreement until the Closing Date, Seller shall not do, and shall not permit any of its Subsidiaries to do, any of the following:

          (a) Increase the compensation payable to any employee of the Division, except for increases in salary or wages payable or to become payable in the ordinary course of business and consistent with the policies currently in effect;

          (b) Enter into or establish any new compensation plan or employee benefit plan, except Seller may submit a stock option plan to its shareholders for adoption;

          (c) Sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, or agree to sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, any assets of the Division, except for dispositions of inventory and supplies in the ordinary course of business and consistent with Seller's past practice;

          (d) Change any of its methods of accounting in effect at December 31, 1998 or make or rescind any express or deemed election relating to taxes, settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to taxes, or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of the federal income tax returns for the taxable year ending December 31, 1998, except in either case as may be required by law, the IRS, or GAAP or in the ordinary course of business consistent with past practice; provided, however, that Seller shall immediately notify Purchaser of any such change or other action;

          (e) Incur any obligation for borrowed money or purchase money indebtedness, whether or not evidenced by a note, bond, debenture or similar instrument, except in the ordinary course of business or as approved by Purchaser in advance;

          (f) Guarantee any debts or obligations of any Person; or

          (g) Agree in writing or otherwise to do any of the foregoing.

     6.03 ACQUISITION PROPOSALS. Upon execution of this Agreement, Seller and its Subsidiaries and their respective officers, directors, employees, agents and advisors (a) will immediately cease any existing discussions or negotiations with any parties with respect to any Acquisition Proposal (as hereinafter defined), and (b) (except as described in the next sentence) shall not participate in any new discussions or negotiations with respect to any Acquisition Proposal. Seller may, directly or indirectly, furnish information and access, in each case only in response to requests that were not solicited by Seller (or any officer, director, employee, agent or advisor on its behalf) after the date of this Agreement, to any Person (a "Potential Purchaser") pursuant to confidentiality agreements, and may participate in discussions and negotiate with a Potential Purchaser concerning any Acquisition Proposal, if such Potential Purchaser has submitted a written proposal (a copy of which shall be promptly delivered to Purchaser) to the Seller's Board of Directors relating to any such transaction, and the Board of Directors determines in good faith after receiving a written opinion of independent legal counsel that the failure to provide such information or access or to engage in such discussions or negotiations would be inconsistent with their fiduciary duties to Seller's shareholders under applicable law. Seller shall notify Purchaser immediately if any such request or proposal, or any inquiry or contact with any Person with respect thereto, is made and shall keep Purchaser apprised of all developments that could reasonably be expected to culminate in the Board withdrawing, modifying or amending its recommendation of the Asset Sale and the other transactions contemplated by this Agreement, including, without limitation, delivering to Purchaser copies of any amendments or proposed amendments to the Potential Purchaser's written proposal. Seller agrees not to release any third party from, or waive any provision of, any confidentiality or standstill agreement to which Seller is a party unless, in the opinion of the Board of Directors after receiving a written opinion of independent legal counsel, the failure to provide such release or waiver would be inconsistent with its fiduciary duties to Seller's shareholders under applicable law. For purposes of this section 6.03, the term "Acquisition Proposal" means any proposal or offer for a merger, asset acquisition, stock acquisition or other business combination involving the acquisition, directly or indirectly, of the Division or any material assets of the Division.

                                  ARTICLE VII

                             ADDITIONAL AGREEMENTS

     7.01 PROXY STATEMENT.

          (a) As promptly as practicable after the execution of this Agreement, Seller shall prepare and file with the SEC, and shall use all reasonable efforts to have promptly cleared by the SEC, and promptly thereafter shall mail to its shareholders, a proxy statement and a form of proxy (collectively, the "Proxy Statement"), as may be amended and supplemented, to be used in connection with the annual meeting (the "Stockholders' Meeting") of Seller's shareholders to consider the Asset Sale. Seller shall provide Purchaser with a reasonable opportunity to review and comment upon issues related to the Asset Sale and to information about Purchaser contained in the Proxy Statement prior to its filing with the SEC and distribution to Seller's shareholders. Seller shall notify Purchaser promptly of the receipt of any comments of the SEC with respect to issues related to the Asset Sale and to information about Purchaser contained in the Proxy Statement and of any requests by the SEC for amendments or supplements to the Proxy Statement to the extent such amendments or supplements relate to the Asset Sale or Purchaser. Seller will supply Purchaser with copies of all correspondence between Seller and its representatives, on the one hand, and the SEC or the members of its staff, on the other hand, with respect to issues related to the Asset Sale and to information about Purchaser contained in the Proxy Statement. Seller and Purchaser shall each use reasonable efforts to obtain and furnish information required to be included in the Proxy Statement; and Seller, after consultation with Purchaser, shall use reasonable efforts (and Purchaser agrees to reasonably cooperate with Seller in connection therewith) to respond promptly to any comments made by the SEC with respect to the Proxy Statement and cause the Proxy Statement to be mailed to its shareholders at the earliest practicable time. Seller shall notify Purchaser of its intention to mail the Proxy Statement to the shareholders of Seller at least 24 hours prior to the intended time of such mailing. The Proxy Statement shall include the recommendation of Seller's Board of Directors in favor of the Asset Sale and approval of this Agreement, unless independent outside legal counsel to Seller shall advise Seller's Board of Directors in writing that the directors' fiduciary duties under applicable law make such recommendation inappropriate.

          (b) The information included in the Proxy Statement shall not, at the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders or at the time of the Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Stockholders' Meeting, any event or circumstance relating to Seller or any of its Subsidiaries, or its or their respective officers or directors, is discovered by Seller which should be set forth in a supplement to the Proxy Statement, Seller shall promptly inform Purchaser. All documents that Seller is responsible for filing with the SEC in connection with the transactions contemplated herein will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act.

     7.02 MEETING OF STOCKHOLDERS. As promptly as practicable after the execution of this Agreement, Seller shall take all action necessary or appropriate in accordance with the Michigan Law and its Articles of Incorporation and By-Laws to convene the Stockholders' Meeting, and Seller shall consult with Purchaser in connection therewith. Seller shall use reasonable efforts to solicit from the shareholders of Seller proxies in favor of the Asset Sale and shall take all other actions necessary or advisable to secure the vote or consent of shareholders required by the Michigan Law to approve this Agreement, unless otherwise required by the applicable fiduciary duties of directors or officers of Seller.

     7.03 APPROPRIATE ACTION; CONSENTS; FILINGS.

          (a) Subject to the terms and conditions herein provided, Seller and Purchaser shall use all reasonable efforts to (i) take, or cause to be taken, all appropriate action, and do or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, (ii) obtain from all Governmental Entities all consents, licenses or orders required to be obtained by Purchaser or Seller or any of their respective Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement, including, without limitation, the Asset Sale, and (iii) make all necessary notifications and filings and thereafter make any other required submissions with respect to this Agreement and the Asset Sale required under (A) the Exchange Act and any other applicable federal or state securities laws, and (B) any other applicable law; provided that Purchaser and Seller shall cooperate with each other in connection with the making of all such filings. Seller and Purchaser shall furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable law (including all information required to be included in the Proxy Statement) in connection with the transactions contemplated by this Agreement.

          (b) (i) Seller and Purchaser shall give (or cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, all reasonable efforts to obtain any third-party consents, (A) necessary to consummate the transactions contemplated in this Agreement, (B) disclosed or required to be disclosed in the disclosure schedules to this Agreement, or (C) required to prevent a Seller Material Adverse Effect or Purchaser Material Adverse Effect from occurring prior to the Closing Date.

             (ii) In the event that any party shall fail to obtain any third-party consent described in subsection (b)(i) above, such party shall use reasonable efforts, and shall take any such actions reasonably requested by the other party to minimize any adverse effect upon the other party, its Subsidiaries and its businesses resulting, or which could reasonably be expected to result after the Closing Date, from the failure to obtain such consent.

          (c) From the date of this Agreement until the Closing Date, Seller shall promptly notify Purchaser in writing of any pending or, to the knowledge of Seller, threatened action, proceeding or investigation by any Governmental Entity or any other Person (i) challenging or seeking damages in connection with the Asset Sale, (ii) alleging that the consent of such Governmental Entity or Person may be required in connection with the Asset Sale or this Agreement, (iii) seeking to restrain or prohibit the consummation of the Asset Sale or otherwise limit the right of Purchaser or its Subsidiaries to own or operate all or any portion of the businesses or assets of the Division, or (iv) involving any of the Purchased Assets or either of the Division.

          (d) From the date of this Agreement until the Closing Date, Purchaser shall promptly notify Seller in writing of any pending or, to the knowledge of Purchaser, threatened action, proceeding or investigation by any Governmental Entity or any other Person (i) challenging or seeking damages in connection with the Asset Sale or the ability of Purchaser to execute and deliver the Subordinated Note; (ii) alleging that the consent of such Government Entity or Person may be required in connection with the Asset Sale or this Agreement; (iii) seeking to restrain or prohibit the consummation of the Asset Sale or otherwise limit the right of Purchaser or its Subsidiaries to own or operate all or any portion of the business or assets of the Division; or (iv) involving any of the material assets of Purchaser subject to the General Business Security Agreement.

     7.04 UPDATE DISCLOSURE. From and after the date of this Agreement until the Closing Date, each party shall promptly notify the other party hereto by written update to its disclosure schedules ("Update Schedule") of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be reasonably likely to cause any condition to the obligations of any party to effect the Asset Sale and the other transactions contemplated by this Agreement not to be satisfied, (ii) the failure of Seller or Purchaser, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement which would be reasonably likely to result in any condition to the obligations of any party to effect the Asset Sale and the other transactions contemplated by this Agreement not to be satisfied, or (iii) of any changes to the information contained in its disclosure schedules (including any change to any representations or warranties herein as to which no schedule has been created as of the date hereof but as to which a schedule would have been required hereunder to have been created on or before the date hereof if such change had existed on the date hereof). No disclosure by any party pursuant to this Section 7.04, however, shall cure any breach of any representation or warranty made by such party as of the date of this Agreement.

     7.05 EMPLOYEES. Purchaser shall have no obligation to hire any of Seller's employees; provided, however, that Purchaser shall be free to negotiate with and hire any of Seller's employees working exclusively within the Division. Seller shall cooperate and encourage all such Division employees to accept employment with Purchaser. Seller shall be responsible and liable for any salary, wages, bonuses, commissions, accrued vacation, sick leave time, profit sharing or pension benefits, any other compensation or benefits, as well as any actions or causes of action, including, without limitation, unemployment compensation claims, workers' compensation claims, claims for race, age and sexual discrimination and sexual harassment that any of its employees assert accruing or relating to events occurring prior to the Closing Date (which shall be deemed Excluded Liabilities). Seller shall be further responsible for all rights of Seller's employees under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"). Purchaser shall not be required or obligated to assume the role of sponsor of any Employee Benefit Plans described in Schedule 4.23(a). At the election of any of Seller's employees hired by Purchaser, Seller shall fully cooperate with Purchaser in rolling over the account balances of Seller's profit sharing and 401(k) plan into Purchaser's comparable plan, if any. No person not a party to this Agreement shall be entitled to any rights of enforcement or otherwise under this Agreement.

     Purchaser shall be prohibited from seeking to hire Seller's employees included on Schedule 7.05 for a period of two (2) years after the Closing Date.

     7.06 RISK OF LOSS. The risk of loss or damage to the Purchased Assets from fire or other casualty or cause shall be on Seller at all times up to the Closing, and it shall be the responsibility of Seller to repair, or cause to be repaired, and to restore property to the condition it was before the loss or damage.

     7.07 SELLER'S NAME. Seller agrees that from and after the Closing Date, Purchaser shall have the right to use the Name in connection with the conduct of its business (whether carried on by it directly or through any affiliate). Seller warrants to Purchaser that it has taken all necessary action to protect the Name in the State of Michigan and agrees to take or cause to be taken any and all steps or actions that shall be or become permissible, proper or convenient to enable or permit Purchaser to use the Name. It is contemplated that on or as soon as practicable after the Closing Date, Seller will change its name to some name which is different from, and not confusingly similar to, the Name. After the Closing Date, Seller agrees that it will not use, either directly or indirectly, the Name or any name that may be confused with the Name.

     7.08 RECORDS AND DOCUMENTS. For a period of seven years after the Closing Date, neither party shall dispose of any records relating to the Division without first providing the other party with 15 days' prior written notice. Prior to and after the Closing Date, each party shall have access to records and documents relating to the Division (including the Documents) and shall have the right to inspect and copy such documents with the full cooperation of the other party.

     7.09 ACCOUNTS RECEIVABLE.

          (a) Seller agrees that Purchaser shall have the right and authority to collect for its own account or the accounts of its affiliates, Accounts Receivable of Seller that are transferred and assigned to Purchaser as provided herein and Purchaser and its affiliates shall have the right to endorse the name of Seller on any checks received on account of any such receivable. Seller agrees that it will promptly transfer and deliver to Purchaser any cash or other property that Seller may receive in respect of such receivables. Purchaser agrees that it will promptly transfer and deliver to Seller any cash or other property that Purchaser may receive from Seller's customers (as a result of Purchaser obtaining the name "Medar") which are not in respect of such receivables.

          (b) Purchaser will use reasonable efforts in accordance with its normal business practices (not including resorting to or threatening litigation) to collect the Accounts Receivable. If any Accounts Receivable remain uncollected 150 days after the Closing Date, such Accounts Receivable shall be deemed uncollectible (the "Uncollectible Accounts") and Purchaser shall have the right to recover from Seller the aggregate amount of any such Uncollectible Accounts, by means of setoff, in good faith, against payments or amounts due to Seller under the Subordinated Note or any other Related Agreement, and such good faith setoff shall not be deemed a breach of any other such agreement. Upon such setoff, Purchaser will reassign and transfer any such Uncollectible Accounts to Seller for collection in accordance with its normal business practices; provided, however, that Seller shall not resort to or threaten litigation without first providing Purchaser with five days' prior written notice of Seller's intent to resort to or threaten litigation.

                                  ARTICLE VIII

                                    CLOSING

     8.01 CLOSING. Unless this Agreement shall have been terminated pursuant to section 10.01 and subject to the fulfillment or waiver of each of the conditions set forth in Article IX, the closing ("Closing") of the transactions pursuant to this Agreement shall take place at (a) Warren Cameron Faust & Asciutto, P.C., 2161 Commons Parkway, Okemos, Michigan 48864, at 10 a.m. on the date agreed to by the parties within five (5) days of the approval of Seller's shareholders or
(b) at such other time and place as the parties hereto shall mutually agree.

                                   ARTICLE IX

                               CLOSING CONDITIONS

     9.01 CONDITIONS TO OBLIGATIONS OF EACH PARTY UNDER THIS AGREEMENT. The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the satisfaction on or prior to the Closing Date of the following conditions, any or all of which may be waived by the parties hereto, in whole or in part, to the extent permitted by applicable law:

          (a) STOCKHOLDER APPROVAL. This Agreement and the Asset Sale shall have been approved by the requisite vote of the shareholders of Seller in accordance with the Michigan Law and the Articles of Incorporation and By-Laws of Seller.

          (b) NO ACTION OR PROCEEDING. There shall not have been instituted and there shall not be pending any action or proceeding by a Governmental Entity, and no such action or proceeding shall have been approved by a Governmental Entity with authority to institute such an action or proceeding, before any court of competent jurisdiction or governmental agency or regulatory or administrative body, and no order or decree shall have been entered in any action or proceeding before such court, agency or body of competent jurisdiction: (i) imposing or seeking to impose limitations on the ability of Purchaser to acquire or hold or to exercise full rights of ownership of any of the Purchased Assets; (ii) imposing or seeking to impose limitations on the ability of Purchaser to combine and operate the business and assets of the Division with any of Purchaser's Subsidiaries or other operations; (iii) imposing or seeking to impose other sanctions, damages or liabilities arising out of the Asset Sale on Purchaser, Seller or any of their officers or directors; (iv) requiring or seeking to require divestiture by Purchaser of all or any material portion of the Division or the assets thereof; or (v) restraining, enjoining or prohibiting or seeking to restrain, enjoin or prohibit the consummation of the Asset Sale, in each case, with respect to clauses (i) through (iv) above, which would or is reasonably likely to result in a Seller Material Adverse Effect on or prior to or after the Closing Date or, with respect to clauses (i) through (v) above, which would or is reasonably likely to subject any of their respective officers or directors to any penalty or criminal liability. Notwithstanding the foregoing, prior to invoking the condition set forth in this section 9.01(b), the party seeking to invoke it shall have used its reasonable efforts to have any such pending or approved action or proceeding withdrawn or dismissed or such order or decree vacated.

          (c) OTHER APPROVALS OR NOTICES. All other consents, waivers, approvals and authorizations required to be obtained from, and all filings or notices required to be made with, any Governmental Entity by Purchaser or Seller or any Subsidiary prior to consummation of the transactions contemplated in this Agreement shall have been obtained from and made with all required Governmental Entities, except for such consents, waivers, approvals or authorizations which the failure to obtain, or such filings or notices which the failure to make, would not have a Seller Material Adverse Effect prior to or after the Closing Date or a Purchaser Material Adverse Effect before or after the Closing Date or be reasonably likely to subject Seller, Purchaser, or any of their respective Subsidiaries or any of their respective officers, directors, employees, agents or representatives to substantial penalty or criminal liability.

     9.02 ADDITIONAL CONDITIONS TO OBLIGATIONS OF PURCHASER. The obligations of Purchaser to effect the transactions contemplated in this Agreement are also subject to the satisfaction on or prior to the Closing Date of the following conditions, any or all of which may be waived, in whole or in part, by Purchaser in its sole discretion:

          (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Seller contained in this Agreement shall have been true and correct in all respects when made and the information contained therein, as updated by any Update Schedule, taken as a whole, shall not have materially adversely changed; and each of the representations and warranties of Seller contained in this Agreement shall be true and correct in all respects as of the Closing Date. Purchaser shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Seller to that effect.

          (b) AGREEMENTS AND COVENANTS. Seller shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, except to the extent failure to perform is caused by or is consented to by Purchaser. Purchaser shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Seller to that effect.

          (c) CONSENTS UNDER AGREEMENTS. Seller shall have obtained the third party consents described on Schedule 4.04(a), except those for which the failure to obtain such consents and approvals would not have a Seller Material Adverse Effect prior to or after the Closing Date or a Purchaser Material Adverse Effect before or after the Closing Date.

          (d) DELIVERIES ON OR PRIOR TO CLOSING. Seller shall have delivered or cause to be delivered to Purchaser the following documents at or prior to
     Closing:

             (i) A General Bill of Sale duly executed by Seller, in the form attached hereto as Exhibit B;

             (ii) Assignments of all United States and foreign patents, patent applications, trademarks and trade names and other similar Intangible Assets to be transferred in accordance with section 1.01(e), duly executed by Seller;

             (iii) Titles and registrations to all Vehicles, duly executed by Seller;

             (iv) A certificate of good standing of Seller issued by the Secretary of State of Michigan and other appropriate jurisdictions within one week of the Closing Date;

             (v) The Assignment and Assumption Agreement duly executed by Seller, in the form attached hereto as Exhibit C (the "Assignment and Assumption Agreement");

             (vi) An opinion of Warren Cameron Faust & Asciutto, P.C., counsel to Seller, addressed to Purchaser, dated as of the Closing Date, in the form attached hereto as Exhibit D;

             (vii) Releases of mortgages, liens and/or financing statements to reflect the termination of any Liens (other than Permitted Encumbrances) against, or security interest in, any of the Purchased Assets;

             (viii) The Non-Competition Agreement duly executed by Seller, in the form attached hereto as Exhibit E;

             (ix) The Mutual Release duly executed by Seller, in the form attached hereto as Exhibit F;

             (x) Certified copies of resolutions adopted by the shareholders and Board of Directors of Seller authorizing the execution of this Agreement and the Asset Sale;

             (xi) Certificate of Amendment to the Articles of Incorporation, duly executed in duplicate by the proper officers of Seller, in a form acceptable to Purchaser's counsel, changing Seller's name to a name that does not include the words "Medar";

             (xii) A Transition Services Agreement, duly executed by Seller in the form attached hereto as Exhibit G;

             (xiii) If reasonably requested by Purchaser, at or prior to Closing, a written estoppel certificate from the parties to the Assigned Contracts acknowledging and certifying that (i) such party is a party to a contract of a certain date with Seller; (ii) such contract has not been amended or modified, or if it has, reciting the dates and substance of such modifications; (iii) such contract is in full force and effect;
        (iv) as of the date of the certificate, Seller is not in default under such contract; (v) that such party consents to the assignment of such contract to Purchaser in conjunction with the transaction contemplated by the Agreement; and (vi) if Seller is the landlord or payee under any Assigned Contract, no payment has been made more than 30 days in advance of the due date;

             (xiv) A Foreign Investors Real Property Tax Act of 1980, as amended ("FIRPTA"), Non-Foreign Status Affidavit attesting to the fact that Seller is not a "foreign person" for purposes of FIRPTA;

             (xv) A warranty deed, duly executed by Seller, for the Owned Parcel free and clear of all liens and encumbrances, except municipal and zoning ordinances, real estate taxes not yet due and payable (not to include special assessments for work commenced or levied against the Real Property prior to Closing, which shall be paid in full by Seller prior to Closing) and other easements and restrictions of record which do not materially interfere with the conduct of the operations currently conducted on the Owned Parcel together with (a) the appropriate transfer tax return and (b) an assignment of Seller's right, title and interest in any certificates, licenses, guaranties, warranties, permits, authorizations or appraisals relating to the Owned Parcel or its systems or fixtures, to the extent such items are assignable;

             (xvi) At least five days prior to the Closing Date, a current ALTA-ACSM Land Title Survey of the Real Property prepared in insurable form. The survey shall contain a certification, acceptable to title company and Purchaser's attorney, that the surveyor has surveyed the Real Property and shown all improvements and encroachments, all easements and other encumbrances of record and that the surveyor's liability extends to those who purchase, mortgage or guarantee title to the property within at least one year from the date of the survey and such other ALTA certification as acceptable to the title insurance company for removal of the survey exceptions in the title insurance policy;

             (xvii) At least five days prior to Closing, a title insurance commitment, Alta Form B-1990, issued by Chicago Title Insurance Company, agreeing to issue to Purchaser, upon recording of deeds described in this Agreement, an owner's policy in the amount of $2,800,000 and showing title to the Owned Parcel to be in the condition called for by section 4.16 of this Agreement, subject only to financial encumbrances which shall be discharged by Seller at or before Closing and containing such endorsements as Purchase or Purchaser's lenders may reasonably require (including, without limitation, a "gap" endorsement, a zoning 3-1 endorsement and an access endorsement). Seller shall remove the standard exceptions from the title insurance commitment by Closing. The premium for the policy and the endorsements described above shall be paid by Purchaser on or before Closing. Any condition of title not permitted by this Agreement shall be considered a title defect which Seller, at its cost, shall immediately correct;

             (xviii) Duly executed transfer fee returns, owner affidavits and such other documents typically executed in connection with a transfer of an interest in real property;

             (xix) A standard real estate closing statement which shall prorate real estate taxes, personal property taxes, utilities, water and sewer bill and other such items as are customarily prorated between buyers' and sellers' for the Owned Parcel and the Purchased Assets. Such proration shall be effective as of the date of Closing. All such utility charges, including, but not limited to, electricity, gas, water, sewer, steam and telephone shall be determined by actual meter readings, if available; otherwise they shall be estimated on the basis of the last billing available from the respective utilities;

             (xx) A Subordination and Intercreditor Agreement, duly executed by Seller in the form of Exhibit I attached hereto; and

             (xxi) Such other documents as Purchaser reasonably deems necessary and appropriate to document the transfer of the Purchased Assets and the assumption of the Assumed Liabilities.

          (e) ACTIONS OUTSIDE THE ORDINARY COURSE OF BUSINESS. Except for the transactions contemplated by this Agreement, Seller shall not have taken any material action outside the ordinary course of business with respect to the Division from the date hereof until the Closing Date without the prior written consent of Purchaser.

          (f) NO MATERIAL ADVERSE CHANGE. Since the date of this Agreement, no condition or fact shall have occurred which, as of the Closing Date, is or may have a Seller Material Adverse Effect.

          (g) ENVIRONMENTAL REVIEW. Purchaser shall have received, at its cost and expense, a written report of a site assessment environmental audit, prepared by an independent, competent and qualified engineer, that in its scope, form and substance is satisfactory to Purchaser for the Real Property. Purchaser shall also receive, at its cost and expense, any updates it deems necessary or appropriate to such site assessment and environmental audit. Purchaser shall be satisfied, in its sole and absolute discretion, that there will not be, at and after the Closing, any basis for the imposition on Purchaser of any liability under any Environmental Laws.

          (h) TAX CLEARANCE. Seller shall have applied for (and provided to Purchaser evidence of the same) a certificate of conditional tax clearance from the Revenue Commissioner of the State of Michigan showing that Seller has filed all tax returns and reports required to be filed before Closing and that it has paid all taxes due pursuant to section 27(a) of Act No. 58 of the Michigan Public Acts of 1986, MCLA 205.27(a), MSA 7.657(27a).

          (i) MESC CONTRIBUTION LIABILITY. Seller shall have provided to Purchaser a statement from the Commissioner of the Michigan Employment Security Commissioner certifying the status of Seller's contribution liability under section 15g of the Michigan Employment Security Act, MCLA 421.15(g), MSA 17.515[g].

          (j) LIEN SEARCH. Purchaser shall have received UCC lien searches on the Purchased Assets in form and content satisfactory to Purchaser.

     9.03 ADDITIONAL CONDITIONS TO OBLIGATIONS OF SELLER. The obligation of Seller to effect the transactions contemplated in this Agreement is also subject to the satisfaction on or prior to the Closing Date of the following conditions, any or all of which may be waived, in whole or in part, by Seller in its sole discretion:

          (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Purchaser contained in this Agreement shall have been true and correct in all respects when made and the information contained therein, as updated by any Update Schedule, taken as a whole, shall not have materially adversely changed; and each of the representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all respects as of the Closing Date. Seller shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Purchaser to that effect.

          (b) AGREEMENTS AND COVENANTS. Purchaser shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date. Seller shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Purchaser to that effect.

          (c) FAIRNESS OPINION. Seller shall have received from NatCity an opinion, dated as of the date that the Seller's Board approves this Agreement, to the effect that the consideration to be received under this Agreement is fair to the Seller from a financial point of view in such form and containing such other customary provisions as determined by NatCity.

          (d) DELIVERIES ON OR PRIOR TO CLOSING. Purchaser shall have delivered or cause to be delivered to Seller the following documents at or prior to
     Closing:

             (i) Wire transfer of immediately available funds in the amount of the Cash Purchase Price;

             (ii) The Subordinated Note, duly executed by Purchaser;

             (iii) Certificates of status for Purchaser issued by the Secretary of State of Delaware and the Secretary of State of Illinois within one week of the Closing Date;

             (iv) The Assignment and Assumption Agreement duly executed by Purchaser.

             (v) Seller shall have received an opinion of Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c., counsel to Purchaser, addressed to Seller, dated as of the Closing Date, in the form attached hereto as Exhibit H;

             (vi) The Non-Competition Agreement, duly executed by Purchaser;

             (vii) The Mutual Release, duly executed by Purchaser;

             (viii) Certified copies of resolutions adopted by the Boards of Directors of Purchaser authorizing the execution of this Agreement and the Asset Sale;

             (ix) A Transition Services Agreement, duly executed by Purchaser;

             (x) A General Business Security Agreement, duly executed by Purchaser in a form reasonably agreed to by the parties and approved by the Bank pursuant to which Purchaser will grant Seller a security interest in the same assets as Purchaser grants to the Bank and containing such other terms reasonably agreed to by the parties;

             (xi) UCC Financing Statements in a form reasonably agreed to by the parties;

             (xii) The Subordination and Intercreditor Agreement in the form of
        Exhibit I, duly executed by Purchaser's Bank;

             (xiii) The Guaranty of Guarantor, duly executed by an authorized officer of Guarantor in the form of Exhibit K attached hereto;

             (xiv) The Limited Guaranty of Durrell G. Miller in form and substance similar to the guaranty given by Mr. Miller to the Bank but subordinate to such guaranty as required by the Bank pursuant to which Mr. Miller will guaranty payment of a like percent of the Subordinated Note as the percent of the Bank borrowings which he has guaranteed; and

             (xv) Such other documents as Seller reasonably deems necessary and appropriate to document the transfer of the Purchased Assets and the assumption of the Assumed Liabilities.

                                   ARTICLE X

                       TERMINATION, AMENDMENT AND WAIVER

     10.01 TERMINATION. This Agreement may be terminated upon written notice by the terminating party at any time prior to the Closing, whether before or after approval of this Agreement and the Asset Sale by the shareholders of Seller:

          (a) By mutual written consent of Purchaser and Seller;

          (b) By either Purchaser or Seller in the event the conditions to such party's (the "Nonfailing Party") obligations under Article IX shall not have been met or waived by the Nonfailing Party on or prior to July 31, 1999, but only if the party terminating has not caused the condition giving rise to termination to be not satisfied through its own action or inaction;

          (c) By either Purchaser or Seller if any decree, permanent injunction, judgment, order or other action by any court of competent jurisdiction or any Governmental Entity preventing or prohibiting consummation of the Asset Sale shall have become final and nonappealable;

          (d) By Purchaser, if (A) the Proxy Statement does not include the recommendation of Seller's Board of Directors in favor of this Agreement and the Asset Sale, or (B) the Board of Directors of Seller withdraws, modifies or changes in a manner materially adverse to Purchaser its recommendation of this Agreement or the Asset Sale or shall have resolved to do any of the foregoing, or (C) the Board of Directors of Seller shall have recommended to the shareholders of Seller any proposed, direct or indirect, acquisition of the Division by any Person or any "group" (as such term is defined under section 13(d) of the Exchange Act) other than Purchaser and its Affiliates by (i) merger, consolidation, share exchange, business combination or other similar transaction which would result in the acquisition of the Division or a substantial part of the assets of the Division, (ii) purchase of all or a substantial part of the assets of Seller relating to the Division, or (iii) the acquisition of more than 50% of Seller's outstanding equity securities ((i), (ii) and (iii) are hereafter referred to as "Competing Transaction") or resolved to do so, or (D) a tender offer or exchange offer for 50% or more of the outstanding shares of capital stock of Seller is commenced, and the Board of Directors of Seller, within 10 business days after such tender offer or exchange offer is so commenced, either fails to recommend against acceptance of such tender offer or exchange offer by its shareholders or takes no position with respect to the acceptance of such tender offer or exchange offer by its shareholders;

          (e) By Seller if Seller's Board of Directors, in the exercise of its judgment as to its fiduciary duties to its shareholders as imposed by applicable law and after consultation with and receipt of a written opinion from outside legal counsel, determines that such termination is required by reasons of any Competing Transaction being made or proposed;

          (f) By either Purchaser or Seller, if any Update Schedule of the other party contains disclosures of any fact or condition which makes untrue, or shows to have been untrue, any representation or warranty by the other party in this Agreement, unless concurrently with the delivery of the Update Schedule, the other party represents and warrants that the disclosed fact or condition can and will be corrected at the other party's expense prior to the Closing Date (but in no event more than 30 days after the delivery of the Update Schedule); provided that the right to terminate only exists if the effect of the fact or condition so disclosed upon the representation or warranty so affected constitutes a Seller Material Adverse Effect or Purchaser Material Adverse Effect, as applicable; or

          (g) By either Purchaser or Seller, at any time after the Stockholders' Meeting, in the event this Agreement and the Asset Sale are not approved by the requisite vote of the shareholders of Seller in accordance with the Michigan Law and the Articles of Incorporation and By-Laws of Seller.

     10.02 EFFECT OF TERMINATION. Subject to the remedies of the parties set forth in section 10.03(c), in the event of the termination of this Agreement pursuant to section 10.01, this Agreement shall forthwith become void, and, subject to sections 10.03(c), (d) and (e), there shall be no liability under this Agreement on the part of Purchaser or Seller or any of their respective officers or directors and all rights and obligations of each party hereto shall cease.

     10.03 EXPENSES.

          (a) Except as provided in section 10.03(c) and section 10.03(d), all Expenses incurred by the parties shall be borne solely and entirely by the party which has incurred the same. Seller shall pay for all Expenses related to printing, filing and mailing the Proxy Statement and all SEC and other regulatory filing fees incurred in connection with the Proxy Statement and all Expenses related to the engagement of NatCity.

          (b) "Expenses" as used in this Agreement shall include all out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party and its Affiliates) incurred by a party or on its behalf in connection with or related to this Agreement or the transactions contemplated hereby, including, without limitation, all expenses related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement, the solicitation of stockholder approvals and all other matters related to the closing of the transactions contemplated by this Agreement.

          (c) Seller and Purchaser each agree that with respect to any termination of this Agreement pursuant to section 10.01(b) as a direct result of a material intentional breach by a party of any of its covenants or agreements contained in this Agreement, all remedies available to the other party either in law or equity on account of such failure to close, including, without limitation, the right to seek specific performance of this Agreement as well as the right to pursue a claim for damages on account of a breach of this Agreement, shall be preserved and shall survive any termination of this Agreement.

          (d) If all conditions to the obligations of a party at Closing contained in Article IX of this Agreement have been satisfied (or waived by the party entitled to waive such conditions), and the other party does not proceed with the Closing, all remedies available to the party seeking to proceed, either at law or in equity, on account of such failure to close, including, without limitation, the right to seek specific performance of this Agreement as well as the right to pursue a claim for damages on account of a breach of this Agreement, shall be preserved and shall survive any termination of this Agreement.

          (e) Notwithstanding anything to the contrary herein, Seller agrees that if this Agreement is terminated pursuant to [i] section 10.01(d) or section 10.01(e) or [ii] pursuant to section 10.01(b) (provided the termination was not due to Purchaser's failure to satisfy a material closing condition) or 10.01(g) after a bona fide Competing Transaction proposal has been received by Seller and, within four months after the date of such termination, Seller enters into an agreement for a Competing Transaction and subsequently closes that Competing Transaction Seller shall pay to Purchaser, as liquidated damages and not as a penalty, $2,500,000. Such payment shall be made as promptly as practicable but in no event later than one business day following termination of this Agreement if pursuant to clause [i] or one business day after the closing of the Competing Transaction if pursuant to clause [ii], and shall be made by wire transfer of immediately available funds to an account designated by Purchaser. Any amount of the $2,500,000 which is not timely paid shall bear interest until paid at the rate of 18% per annum and Purchaser shall be entitled to recover all costs of collection of same, including reasonable attorneys' fees.

                                   ARTICLE XI

                          INDEMNIFICATION BY PURCHASER

     11.01 INDEMNIFICATION. Notwithstanding the Closing, and regardless of any investigation made at any time by or on behalf of Seller or any information Seller may have, Purchaser and its successors hereby agree to indemnify, defend and hold Seller, each fiduciary of Seller's employee benefit plans, each of Seller's Subsidiaries, shareholders, directors, affiliates, officers, employees, agents, successors and assigns (Seller and such persons, collectively, "Seller's Indemnified Persons") harmless from and against any demand, claim, damage (compensatory, consequential and other), liability, loss (which will include any diminution in value), cost, or deficiency or expense (including, but not limited to, interest, penalties, costs of preparation and investigation and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors whether or not asserted by third parties, each a "Loss" and collectively, "Losses"), imposed or incurred by Seller's Indemnified Persons, directly or indirectly, arising out of, resulting from or relating to:

          (a) Any inaccuracy in, or breach of, any representation or warranty of Purchaser pursuant to this Agreement in any respect, including schedules and documents delivered pursuant hereto;

          (b) Any failure by Purchaser to perform or pay as due the Assumed Liabilities; or

          (c) Any failure of Purchaser to duly perform or observe any term, provision, covenant or agreement to be performed or observed by Purchaser pursuant to this Agreement or the documents contemplated by this Agreement.

     11.02 PROCEDURES. Seller's Indemnified Persons shall give Purchaser prompt notice of any Loss, written claim, demand, assessment, action, suit or proceeding to which the indemnity set forth in this Article XI applies. If a document evidencing such Loss, written claim, demand, assessment, action, suit or proceeding is a court pleading, Seller shall give such notice, including a copy of such pleading, within five days of receipt of such pleading, otherwise, Seller shall give such notice within 30 days of the date it receives written notice of such claim. Failure to give timely notice of a matter which may give rise to an indemnification claim shall not affect the rights of Seller's Indemnified Persons to collect such Loss from Purchaser to the extent such failure to so notify does not materially adversely affect Purchaser's ability to defend such Loss against a third party.

     If Seller's Indemnified Persons request for indemnification arises from the claim of a third party, Purchaser may, at its option, assume control of the defense of any such claim, or any litigation resulting from such claim. Failure by Purchaser to notify Seller's Indemnified Persons of its election to defend a complaint by a third party within five days shall be a waiver by Purchaser of its right to respond to such complaint and within 20 days after notice thereof shall be a waiver by Purchaser of its right to assume control of the defense of such claim or action. If Purchaser assumes control of the defense of such claim or litigation resulting therefrom, Purchaser shall take all reasonable steps necessary in the defense or settlement of such claim or litigation resulting therefrom and Purchaser shall hold Seller's Indemnified Persons, to the extent provided in this Article XI, harmless from and against all Losses arising out of or resulting from any settlement approved by Purchaser or any judgment in connection with such claim or litigation. Notwithstanding Purchaser's assumption of the defense of such third-party claim or demand, Seller's Indemnified Persons shall have the right to participate in the defense of such third-party claim or demand at its own expense. Purchaser shall not, in the defense of such claim or litigation, consent to entry of any judgment against Seller's Indemnified Persons or enter into any settlement, involving any of Seller's Indemnified Persons, except in either case with written consent of Seller's Indemnified Persons, which consent shall not be unreasonably withheld. Seller shall furnish Purchaser in reasonable detail all information Seller may have with respect to any such third-party claim and shall make available to Purchaser and its representatives all records and other similar materials which are reasonably required in the defense of such third-party claim and shall otherwise cooperate with and assist Purchaser in the defense of such third-party claim.

     If Purchaser does not assume control of the defense of any such third-party claim or litigation resulting therefrom, Seller's Indemnified Persons may defend against such claim or litigation in such manner as Seller may reasonably deem appropriate, and Purchaser shall indemnify Seller's Indemnified Persons from any Loss indemnifiable under section 11.01 incurred in connection therewith.

     If Purchaser shall pay any amount hereunder in settlement of any such claim or litigation against Seller's Indemnified Persons, such Seller's Indemnified Persons shall assign all its related rights against third parties to Purchaser.

     11.03 PAYMENT. Seller's Indemnified Persons shall be entitled to recover any Losses pursuant to this Article XI in cash or immediately available funds within 30 days of (a) the settlement or a judgment with respect to a third-party claim and (b) Seller's written notice of its right to indemnification with respect to all other claims. Should Seller's Indemnified Persons subsequently be found not to be entitled to indemnification under this Article XI, Seller's Indemnified Persons shall pay Purchaser as full and complete liquidated damages and not as a penalty, such amount and interest on the amount calculated from the date of payment by Purchaser to the date of payment by Seller, at an annual rate equal to the rate of interest under the Subordinated Note.

     11.04 SURVIVAL OF INDEMNIFICATION. No demand or claim for indemnification pursuant to section 11.01(a) shall be made after 24 months following the Closing Date.

     11.05 BASKET PAYMENT. No indemnification shall be payable by Purchaser pursuant to section 11.01(a) unless the aggregate Losses incurred by all of Seller's Indemnified Persons exceed $100,000, at which time Seller's Indemnified Persons shall be entitled to recover from the Purchaser all Losses.

     11.06 REMEDIES CUMULATIVE. The remedies provided by this section shall be cumulative and shall not preclude the assertion by Seller's Indemnified Persons of any other rights or the seeking of any remedies against Purchaser.

                                  ARTICLE XIII

                           INDEMNIFICATION BY SELLER

     12.01 INDEMNIFICATION. Notwithstanding the Closing, and regardless of any investigation made at any time by or on behalf of Purchaser or any information Purchaser may have, Seller and its successors hereby agree to indemnify, defend and hold Purchaser, each fiduciary of Purchaser's employee benefit plans, each of Purchaser's subsidiaries, shareholders, directors, affiliates, officers, employees, agents, successors and assigns (Purchaser and such persons, collectively, "Purchaser's Indemnified Persons") harmless from and against any Loss imposed or incurred by Purchaser's Indemnified Persons, directly or indirectly, arising out of, resulting from or relating to:

          (a) Any inaccuracy in or breach of any representation or warranty of Seller pursuant to this Agreement in any respect, including schedules and documents delivered pursuant hereto;

     (b) Any failure of Seller to duly perform or observe any term, provision, covenant or agreement to be performed or observed by Seller pursuant to this Agreement or documents contemplated by this Agreement; or

     (c) Any and all liabilities or obligations of Seller other than the Assumed Liabilities, including, but not limited to, the Excluded Liabilities.

     12.02 PROCEDURES. Purchaser's Indemnified Persons shall give Seller prompt notice of any Loss, written claim, demand, assessment, action, suit or proceeding to which the indemnity set forth in this Article 12 applies. If a document evidencing such Loss, written claim, demand, assessment, action, suit or proceeding is a court pleading, Purchaser shall give such notice, including a copy of such pleading, within five days of receipt of such pleading, otherwise, Purchaser shall give such notice within 30 days of the date it receives written notice of such claim. Failure to give timely notice of a matter which may give rise to an indemnification claim shall not affect the rights of Purchaser's Indemnified Persons to collect such Loss from Seller to the extent such failure to so notify does not materially adversely affect Seller's ability to defend such Loss against a third party.

     If Purchaser's Indemnified Persons request for indemnification arises from the claim of a third party, Seller may, at its option, assume control of the defense of any such claim, or any litigation resulting from such claim. Failure by Seller to notify Purchaser's Indemnified Persons of its election to defend a complaint by a third party within five days shall be a waiver by Seller of its right to respond to such complaint and within 20 days after notice thereof shall be a waiver by Seller of its right to assume control of the defense of such claim or action. If Seller assumes control of the defense of such claim or litigation resulting therefrom, Seller shall take all reasonable steps necessary in the defense or settlement of such claim or litigation resulting therefrom and Seller shall hold Purchaser's Indemnified Persons, to the extent provided in this Article XII, harmless from and against all Losses arising out of or resulting from any settlement approved by Seller or any judgment in connection with such claim or litigation. Notwithstanding Seller's assumption of the defense of such third-party claim or demand, Purchaser's Indemnified Persons shall have the right to participate in the defense of such third-party claim or demand at their own expense. Seller shall not, in the defense of such claim or litigation, consent to entry of any judgment against any of Purchaser's Indemnified Persons or enter into any settlement, involving any of Purchaser's Indemnified Persons, except in either case with written consent of Purchaser's Indemnified Persons, which consent shall not be unreasonably withheld. Purchaser's Indemnified Persons shall furnish Seller in reasonable detail all information Purchaser's Indemnified Persons may have with respect to any such third-party claim and shall make available to Seller and its representatives all records and other similar materials which are reasonably required in the defense of such third-party claim and shall otherwise cooperate with and assist Seller in the defense of such third-party claim.

     If Seller does not assume control of the defense of any such third-party claim or litigation resulting therefrom, Purchaser's Indemnified Persons may defend against such claim or litigation in such manner as they may reasonably deem appropriate, and Seller shall indemnify Purchaser's Indemnified Persons from any Loss indemnifiable under section 12.01 incurred in connection therewith.

     If Seller shall pay any amount hereunder in settlement of any such claim or litigation against any of Purchaser's Indemnified Persons, such Purchaser's Indemnified Persons shall assign all their related rights against third parties to Seller.

     12.03 PAYMENT. Purchaser's Indemnified Persons shall be entitled to recover any Losses pursuant to this Article XII (a) in cash or immediately available funds within 30 days of (i) the settlement or a judgment with respect to a third-party claim or (ii) Purchaser's written notice of its right to indemnification with respect to all other claims and (b) by means of setoff, in good faith, of any such Losses against payments or amounts due to Seller under the Subordinated Note or any other Related Agreement, and such good faith setoff shall not be deemed a breach of any other such agreement. Notwithstanding the foregoing, Purchaser shall not set off any amounts until it has first given Seller 30 days prior written notice of the matter giving rise to the claim for set off and the parties shall negotiate in good faith to resolve such dispute. If the dispute is not resolved within 90 days, the parties shall proceed to arbitration pursuant to the terms of this Agreement. Should Purchaser's Indemnified Persons subsequently be found not to be entitled to indemnification under this Article XII,

Purchaser's Indemnified Persons shall pay Seller as full and complete liquidated damages and not as a penalty, such amount and interest on the amount calculated from the date of payment or setoff at the annual rate equal to the rate of interest under the Subordinated Note, and the obligations of Seller shall continue in full force and effect without any right of Seller applicable upon default resulting from Purchaser's Indemnified Persons setoff.

     12.04 SURVIVAL OF INDEMNIFICATION. No demand or claim for indemnification pursuant to sections 12.01(a) shall be made after 24 months following the Closing Date, except as follows: (a) claims for indemnification for representations and warranties contained in sections 4.01 and 4.02 may be made up to the fifth anniversary of the Closing; (b) claims for indemnification for representations and warranties contained in sections 4.12 and 4.26 may be up to the seventh anniversary of the Closing and (c) claims for indemnification for representations and warranties contained in section 4.25 may be brought at any time until the underlying obligation is barred by the applicable period of limitation under federal and state laws relating thereto (as such may be extended by waiver).

     12.05 BASKET PAYMENT. No indemnification shall be payable by Seller pursuant to section 12.01(a) unless the aggregate Losses incurred by all of Purchaser's Indemnified Persons exceed $100,000, at which time the Purchaser's Indemnified Persons shall be entitled to recover from the Seller all Losses. Notwithstanding the foregoing, there shall be no limitation upon Purchaser's Indemnified Persons right to recover any and all Losses related to any inaccuracy or breach of the representations and warranties contained in section 4.19.

     12.06 REMEDIES CUMULATIVE. The remedies provided by this section shall be cumulative and shall not preclude the assertion by Purchaser's Indemnified Persons of any other rights or the seeking of any remedies against Seller.

                                  ARTICLE XIV

                               GENERAL PROVISIONS

     13.01 NOTICES. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made upon receipt, if delivered personally, on the third business day following deposit in the U.S. mail if mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or when sent by electronic transmission to the telecopier number specified below with receipt acknowledged:

(a) If to Purchaser:
    Weltronic/Technitron, Inc.
    150 East St. Charles Road
    Carol Stream, IL 60188
    Attn: Durrell G. Miller, President

    With a copy to:
    Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c.
    1000 North Water Street, Suite 2100
    Milwaukee, WI 53202
    Telecopier: 414-298-8097
    Attention: Daniel J. Brink, Esq.

(b) If to Seller:
    Medar, Inc.
    38700 Grand River
    Farmington Hills, MI 48335-1563
    Telecopier: 248-615-2971
    Attention: Charles J. Drake, Chairman and CEO

    With a copy to:
    Warren Cameron Faust & Asciutto, P.C.
    2161 Commons Parkway
    Okemos, MI 48864
    Telecopier: 517-349-3311
    Attention: J. Michael Warren, Esq.

     13.02 AMENDMENT. This Agreement may be amended by the parties by action taken by or on behalf of their respective Boards of Directors at any time prior to the Closing; provided, however, that after approval of this Agreement by the shareholders of Seller, no amendment may be made without further approval of such shareholders, which amendment would (i) reduce the amount or change the type of consideration to be received by Seller, (ii) alter the amount or type of assets to be sold or (iii) which would otherwise materially change Seller's rights or obligations upon consummation of the Asset Sale. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

     13.03 WAIVER. At any time prior to the Closing, any party may (a) extend the time for the performance of any of the obligations or other acts of any other party, (b) waive any inaccuracies in the representations and warranties of any other party contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) waive compliance by any other party with any of the agreements or conditions contained in this Agreement. Notwithstanding the foregoing, no failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

     13.04 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.05 SEVERABILITY. If any term or other provision of this Agreement is finally adjudicated by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

     13.06 ENTIRE AGREEMENT. This Agreement (together with the Exhibits, the disclosure schedules to this Agreement, the other documents delivered pursuant hereto and that certain Confidentiality Agreement between Seller and Guarantor dated January 28, 1999), constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

     13.07 ASSIGNMENT. This Agreement shall not be assigned, whether by operation of law or otherwise, without the prior written consent of the parties hereto. Notwithstanding the preceding sentence, Purchaser may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and
(ii) designate
one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases Purchaser nonetheless shall remain responsible for the performance of all of its obligations hereunder).

     13.08 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of and be enforceable by each party and its respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     13.09 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Michigan, regardless of the laws that might otherwise govern under applicable principles of conflicts of law, provided, however, that if any court of competent jurisdiction determines not to construe this Agreement in accordance with the laws of the State of Michigan, then this Agreement shall be governed by, and construed in accordance with, the laws of the State of Michigan, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

     13.10 COUNTERPARTS. This Agreement may be executed by facsimile and in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     13.11 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other party; provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its reasonable best efforts to advise the other party prior to making the disclosure).

     13.12 CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

     13.13 EMPLOYEES. Purchaser shall not assume and shall not be deemed to have assumed any obligation in respect of any employee of Seller or its Subsidiaries, any employee benefit plans or any other similar obligations (including, but not limited to wages, severance pay and vacation pay) of Seller or its Subsidiaries to their employees who are employed at or in connection with the Division or otherwise. Purchaser shall not assume and shall not be deemed to have assumed any employee insurance or benefit plan or formal or informal practice maintained by or contributed to by Seller or its Subsidiaries.

     13.14 WARN. Seller shall be responsible for all notices and liabilities required under WARN.

     13.15 ACCESS. From the date of this Agreement until the Closing Date, Seller shall, and Seller shall cause each of its Subsidiaries to, afford Purchaser and its representatives full and complete access to the books and records, financial statements, tax returns and tax records, facilities, employees and such other information of Seller and its Subsidiaries as Purchaser may reasonably request to evaluate the business, operations, properties, assets, liabilities and prospects of the Division. In connection therewith, representatives of Purchaser shall be entitled to consult with the representatives, officers and employees of Seller and its Subsidiaries. Such access to information and any such consultations shall be conducted in a manner not to unreasonably interfere with the operation of the business of Seller and its Subsidiaries.

     13.16 BULK SALES. The parties waive compliance with the Michigan Bulk Sales Act or any similar law. Seller shall promptly pay and discharge when due all liabilities and obligations arising out of or relating to Seller's ownership, operation and sale of the Division and its properties other than the Assumed Liabilities. Except for the Assumed Liabilities, Seller hereby agrees to indemnify, defend and hold Purchaser's Indemnified Persons and Purchaser's institutional lenders harmless from and against any and all Losses arising out of or relating to claims asserted against any of such persons under the Michigan Bulk Sales Act or any similar law.

     13.17 LITIGATION SUPPORT. In the event and for so long as either party is contesting or defending any action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand in connection with any of the warranties or obligations under this Agreement, including the Assumed Liabilities, the other party will use reasonable efforts to cooperate with the litigating party and its counsel in the contest or defense, make available its personnel and provide such testimony and access to its books and records that shall be reasonably necessary in connection with the contest or defense, all at the sole cost and expense of the litigating party.

     13.18 USE OF MARKETING MATERIALS. For a period of one year after the Closing Date, Purchaser shall be entitled to use without charge any and all of the current stock of sales and marketing materials used by Seller in connection with the operation of the Division.

     13.19 SUBORDINATION. If requested by the "Refinancing Lender" (as defined below) upon any refinancing, renewal, extension or replacement of Purchaser's debts and obligations to American National Bank and Trust Company of Chicago (the "Bank"), Seller agrees to enter into a subordination agreement agreeing with Refinancing Lender to subordinate its right of payment under the Subordinated Note to the prior payment in full of Purchaser's obligations to the Refinancing Lender provided, however, that Seller shall only be obligated to enter into such new subordination agreement if it is in all essential ways the same as the existing Subordination and Intercreditor Agreement attached as
Exhibit I., Seller agrees to promptly execute any document reasonably requested by the Refinancing Lender to evidence such subordination. In addition, Seller agrees that at any time and from time to time Purchaser may receive an equity or subordinated debt infusion of up to $7 million (the "Infusion") provided that if the Infusion is in the form of debt, payment of the debt shall be fully subordinate to the payment of the Subordinated Note except that prior to a default on the Subordinated Note, interest only on the debt Infusion may be paid in the first year and after the first year principal may be paid on an amortization schedule of not less than four years and the interest rate shall be not greater then prime plus 1%.

     13.20 ARBITRATION.

          i. Any dispute, controversy, or claim arising out of or relating to this Agreement or relating to the breach, termination, or invalidity of this Agreement, whether arising in contract, tort, or otherwise, shall at the request of any party be resolved in binding arbitration. Any arbitration shall proceed in accordance with the current Commercial Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association ("AAA") to the extent that the Arbitration Rules do not conflict with any provision of this Section.

          ii. No provision of or the exercise of any rights under this Section shall limit the right of any party to seek and obtain provisional or ancillary remedies (such as specific enforcement, injunctive relief, attachment, or the appointment of a receiver) from any court having jurisdiction before, during, or after the pendency of an arbitration proceeding under this Section. The institution and maintenance of any such action or proceeding shall not constitute a waiver of the right of any party (including the party taking the action or instituting the proceeding) to submit a dispute, controversy, or claim to arbitration under this Section.

          iii. Any award, order, or judgment made pursuant to arbitration shall be deemed final and may be entered in any court having jurisdiction over the enforcement of the award, order, or judgment.

          iv. The arbitration shall be held before one arbitrator knowledgeable in the general subject matter of the dispute, controversy, or claim and selected by AAA in accordance with the Arbitration Rules.

          v. The arbitration shall be held at the office of AAA located in Detroit, Michigan (as the same may be from time to time relocated), or at another place the parties agree on.

          vi. In any arbitration proceeding under this Section, subject to the award of the arbitrator(s), each party shall pay all its own expenses and an equal share of the fees and expenses of the arbitrator. The arbitrator shall have the power to award recovery of costs and fees (including reasonable attorney fees, administrative and AAA fees, and arbitrator's fees) among the parties as the arbitrator determine to be equitable under the circumstances.

     13.21 FURTHER ASSURANCES. After the Closing, Seller shall from time to time, at Purchaser's request and without further consideration, execute and deliver to Purchaser such other instruments of conveyance and transfer and take such other action as Purchaser may reasonably request so as to more effectively transfer, assign and deliver and vest in Purchaser title to the Purchased Assets as provided in this Agreement.

     The parties have executed this Agreement on the date set forth on the first page of this Agreement.

                                          MIAC ACQUISITION, INC.

                                          By      /s/ DURRELL G. MILLER

                                            ------------------------------------
                                                Durrell G. Miller, President

                                          WELTRONIC/TECHNITRON, INC.

                                          By      /s/ DURRELL G. MILLER

                                            ------------------------------------
                                                Durrell G. Miller, President

                                          MEDAR, INC.

                                          By      /s/ CHARLES J. DRAKE

                                            ------------------------------------
                                             Charles J. Drake, Chairman and CEO

                                   APPENDIX B

----------------------------------------------------------------------------------------------------------------------
                  MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES -- CORPORATION, SECURITIES
                                             AND LAND DEVELOPMENT BUREAU
----------------------------------------------------------------------------------------------------------------------
       Date Received                                                       (FOR BUREAU USE ONLY)
                                                           This document is effective on the date filed, unless a
                                                      subsequent effective date within 90 days after received date is stated in the document.


-------------------------------------------------------------------------
    Name

    Warren Cameron Faust & Asciutto, P.C.            (J.L. Cameron)
-------------------------------------------------------------------------
    Address

    P.O. Box 26067
-------------------------------------------------------------------------
    City                              State                   Zip Code

    Lansing                             MI                     48909            EFFECTIVE DATE:
-------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
             FOR USE BY DOMESTIC PROFIT AND NONPROFIT CORPORATIONS
          (Please read information and instructions on the last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

  1.  The present name of the corporation is:   Medar, Inc.

  2.  The identification number assigned by the Bureau is:  105-593

  3.  Article   I        of the Articles of Incorporation is hereby amended to
      read as follows:

     The name of the corporation is:   Integral Vision, Inc.

COMPLETE ONLY ONE OF THE FOLLOWING:
4. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

The foregoing amendment to the Articles of Incorporation were duly adopted on the ____ day of ________, 19__, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this ______ day of __________, 19__

------------------------------------------------------
                                  (Signature)

------------------------------------------------------
                              (Type or Print Name)

------------------------------------------------------
                                  (Signature)

------------------------------------------------------
                              (Type or Print Name)

------------------------------------------------------
                                  (Signature)

------------------------------------------------------
                              (Type or Print Name)

------------------------------------------------------
                                  (Signature)

------------------------------------------------------
                              (Type or Print Name)

5. (FOR PROFIT AND NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the ____ day of May, 1999, by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

 X   at a meeting the necessary votes were cast in favor of the amendment.
___

___ by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

___ by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or
     Section 407(2) of the Act if a profit corporation.

___  by the board of a profit corporation pursuant to section 611(2).

-----------------------------------------------------  -----------------------------------------------------
Profit Corporations                                    Nonprofit Corporations
Signed this ____ day of May __, 1999                   Signed this ____ day of ________, 19__
By -------------------------------------------------   By -------------------------------------------------
(Signature of an authorized officer or agent)          (Signature of President, Vice-President, Chairperson
                                                       or Vice-Chairperson)
Richard R. Current, Vice President
-----------------------------------------------------   -----------------------------------------------------
(Type or Print Name)                                    (Type or Print Name)           (Type or Print Title)

6. (FOR A NONPROFIT CORPORATION WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A DIRECTORSHIP BASIS.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the ____ day of ________, 19____ , by the directors of a nonprofit corporation whose articles of incorporation state it is organized on a directorship basis (check one of the following)

___  at a meeting the necessary votes were cast in favor of the amendment.

___  by written consent of all directors pursuant to Section 525 of the Act.

Signed this ______ day of __________, 19______

By
 ------------------------------------------------------------------------------
   (Signature of President, Vice-President, Chairperson or Vice-Chairperson)

--------------------------------------------------------------------------------
               (Type or Print Name)         (Type or Print Title)

Name of Person or Organization              Preparer's Name and Business
Remitting Fees:                             Telephone Number:
Warren Cameron Faust & Asciutto, P.C.       Josephine L. Cameron
                                            (517) 349-8600

                          INFORMATION AND INSTRUCTIONS

1. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original of this document. Upon filing, the document will be added to the records of the Corporation, Securities and Land Development Bureau. The original will be returned to your registered office address, unless you enter a different address in the box on the front of this document.

   Since this document will be maintained on optical disk media, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This Certificate is to be used pursuant to the provisions of section 631 of Act 284, P.A. of 1972 or Act 162, P.A. of 1982, for the purpose of amending the Articles of Incorporation of a domestic profit corporation or nonprofit corporation. Do not use this form for restated articles.

4. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 3 -- The article(s) being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. For nonprofit charitable corporations, if an amendment changes the term of existence to other than perpetual, Attorney General Consent should be obtained at the time of dissolution.

7. This document is effective on the date endorsed "filed" by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

8. Signatures:
     PROFIT CORPORATIONS:
      1) Item 4 must be completed and signed by at least a majority of the Incorporators listed in the Articles of Incorporation.
      2) Item 5 must be completed and signed by an authorized officer or agent of the corporation.

     NONPROFIT CORPORATIONS:
      1) Item 4 must be completed and signed by all of the incorporators listed in the Articles of Incorporation.
      2) Item 5 or 6 must be completed and signed by either the president, vice-president, chairperson or vice-chairperson.

9. NONREFUNDABLE FEE: Make remittance payable to the State of Michigan. Include corporation name and identification number on check or money order.....$10.00

ADDITIONAL FEES DUE FOR INCREASED AUTHORIZED SHARES OF PROFIT
  CORPORATIONS ARE:
each additional 20,000 authorized shares or portion
  thereof...................................................       $30.00
maximum fee per filing for first 10,000,000 authorized
  shares....................................................    $5,000.00
each additional 20,000 authorized shares or portion thereof
  in excess of 10,000,000 shares............................       $30.00
maximum fee per filing for authorized shares in excess of
  10,000,000 shares.........................................  $200,000.00

    --------------------------------------------------------------------------------------------
        TO SUBMIT BY MAIL:
        Michigan Department of Consumer & Industry
        Services Corporation, Securities & Land
        Development Bureau Corporation Division
        7150 Harris Drive
        P.O. Box 30054
        Lansing, Michigan 48909
                                                     TO SUBMIT IN PERSON:
                                                     6546 Mercantile Way
                                                     Lansing, MI 48911
                                                     Telephone: (517) 334-6302
                                                     Fees may be paid by VISA or Mastercard when
                                                     delivered in person to our office.
    --------------------------------------------------------------------------------------------
        To submit electronically: (517) 334-8048
        * To use this service complete a MICH-ELF application to provide your VISA or Mastercard number. Include your assigned Filer number on your transmission. To obtain an application for a filer number, contact (517) 334-6327 or visit our WEB site at
        http://www.cis.state.mi.us/corp/.

                                   APPENDIX C

                    LETTERHEAD OF NATCITY INVESTMENTS, INC.

                                                                  April 28, 1999

The Board of Directors of Medar, Inc.
38700 Grand River Avenue
Farmington Hills, MI 48335

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, of the consideration to be received by Medar, Inc. (the "Company") pursuant to an Asset Purchase Agreement dated as of the date hereof (the "Agreement"), between the Company and Weltronic/Technitron, Inc. ("Weltronic"). The Agreement provides for, among other things, the sale of the Company's Welding Division.

     NatCity Investments, Inc., as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements, and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Board of Directors of the Company in connection with the transactions described above and we will receive a fee for our services.

     In connection with this opinion, we have reviewed certain publicly available financial information concerning the Company and certain internal financial analyses and other information furnished us by the Company and Weltronic. We have also held discussions with members of the senior management of the Company and Weltronic regarding the business and prospects of their respective enterprises, including the entity resulting from the combination of Weltronic with the Company's Welding Division, ("Weltronic Combined"). In addition, we have (i) reviewed the reported price and trading activity for the Company's Common Stock; (ii) compared certain financial and other information for the Company with similar information for certain comparable companies whose securities are publicly traded; (iii) reviewed financial terms of certain recent business combinations which we deemed comparable in whole or in part; and (iv) performed such studies and considered such other factors as we deemed appropriate.

     We have not independently verified the information described above, and for purposes of this opinion have assumed the accuracy, completeness and fairness thereof. With respect to information relating to the prospects of the Company and Weltronic Combined, we have assumed that such information reflects the best currently available estimates and judgements of the respective managements of the Company and Weltronic as to the likely future financial performance of the Company and Weltronic Combined. In addition, we have not made an independent evaluation or appraisal of the assets or liabilities of either the Company or Weltronic Combined, nor have we been furnished with any such evaluation or appraisal. Our opinion is based on market, economic and other conditions as they exist and can be evaluated as of the date of this letter.

     Our opinion set forth below is directed to the Board of Directors of the Company and does not constitute a recommendation to any shareholder of the Company with respect to the approval of the transactions contemplated by the Agreement. This letter is for the information of the Board of Directors of the Company only in connection with its consideration of the Agreement and may not be quoted or referred to, in whole or in part, in any document prepared in connection with the transactions contemplated by the Agreement, nor shall this letter be used for any other purpose or publicly disclosed without our prior written consent; provided, however, that the Company is authorized to include this letter in its entirety and, subject to our approval, summaries of the procedures we performed and references to this letter in the proxy materials contemplated by the Agreement. It is understood that this letter and the proxy materials contemplated by the Agreement will be filed with the Securities and Exchange Commission.

     In the ordinary course of business, NatCity Investments, Inc. may actively trade the equity securities of the Company for its own account and for the accounts of its customers and, accordingly, may at any time hold

The Board of Directors of Medar, Inc.
April 28, 1999, Page  2

long or short positions in such securities. Within the past three years, NatCity Investments, Inc. has written research reports for publication on, and has been a market maker in the equity securities of the Company.

     Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the consideration to be received by the Company pursuant to the Agreement is fair, from a financial point of view, to Medar, Inc.

                                          Very truly yours,

                                          /s/ NATCITY INVESTMENTS, INC.

                                   APPENDIX D

                                VOTING AGREEMENT

     THIS VOTING AGREEMENT, dated as of April 28, 1999 is made among CHARLES J. DRAKE, RICHARD R. CURRENT, MAX A. COON, and MAXCO, INC. (each "Shareholder" and collectively, the "Shareholders"), and MIAC ACQUISITION, INC., a Michigan corporation ("MIAC").

                                    RECITALS

     A. The Shareholders are shareholders of Medar, Inc., a Michigan corporation ("Medar").

     B. The Shareholders collectively own, directly or indirectly, approximately 25% of Medar's issued and outstanding voting securities as set forth on Schedule I attached hereto.

     C. Medar has executed and delivered an Asset Purchase Agreement dated April , 1999 (the "Purchase Agreement") pursuant to which it has agreed to sell, subject to various conditions, its resistance spot welding division (the "Division") to MIAC.

     D. Pursuant to the terms and conditions of the Purchase Agreement, the Shareholders have agreed to execute and deliver this Voting Agreement.

                                   AGREEMENTS

     In consideration of the promises set forth herein, the parties agree as follows:

     1. VOTING AGREEMENT. Each Shareholder represents and warrants that he or it beneficially owns, directly or indirectly, the shares set forth opposite the Shareholder's name on Schedule 1. Each Shareholder in his or its capacity as a shareholder agrees to vote all voting securities of Medar held by such Shareholder as of the record date for the shareholders' meeting in favor of [i] the sale and purchase of the Division pursuant to the Purchase Agreement and [ii] adoption of the Purchase Agreement.

     2. OTHER PROVISIONS. Each Shareholder in his or its capacity as a shareholder agrees that, prior to the date of termination of the Purchase Agreement, such Shareholder will not (a) vote or execute any written consent in favor of any amendment to the Articles of Incorporation (other than an amendment to change the name of Medar) or By-Laws of Medar or any Competing Transaction (as defined in the Purchase Agreement) or (b) prior to the record date for the meeting of Medar's shareholders to vote upon the sale of the Division, transfer, assign or convey (collectively, a "Transfer") any of his or its shares to any other person or entity unless the Shareholder retains the voting rights with respect to those shares and votes those shares as required by this Agreement.

     3. MISCELLANEOUS.

          (a) GOVERNING LAW. This Voting Agreement shall be construed in accordance with the internal laws of the State of Michigan.

          (b) AMENDMENT, BENEFIT AND ASSIGNMENT. This Voting Agreement may be amended only by an agreement in writing signed by all of the parties hereto. This Voting Agreement shall be binding upon and inure to the benefit of the parties hereto, MIAC, and their respective heirs, successors, assigns and beneficiaries in interest. No party may assign this Voting Agreement or any of the rights and obligations hereunder without the prior written consent of all of the other parties.

          (c) SEVERABILITY. If any provision of this Voting Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Voting Agreement, shall not be affected.

          (d) COUNTERPARTS. This Voting Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument.

                                          (signatures of following page)

                                                 /s/ CHARLES J. DRAKE

                                          --------------------------------------
                                                     Charles J. Drake

                                                /s/ RICHARD R. CURRENT

                                          --------------------------------------
                                                    Richard R. Current

                                                    /s/ MAX A. COON

                                          --------------------------------------
                                                       Max A. Coon

                                          MAXCO, INC.

                                          By         /s/ MAX A. COON

                                            ------------------------------------
                                                  Max A. Coon, President

                                          MIAC ACQUISITION, INC.

                                          By      /s/ DURRELL G. MILLER

                                            ------------------------------------
                                               Durrell G. Miller, President

                                   SCHEDULE I

                                                               SHARES DIRECTLY OR
                       SHAREHOLDER                              INDIRECTLY OWNED
                       -----------                             ------------------
Charles J. Drake..........................................       91,500
Richard R. Current........................................                    1,000
Max A. Coon...............................................                   88,000
Maxco, Inc. ..............................................    2,130,605

                                   EXHIBIT A
                               SUBORDINATED NOTE

$7,400,000                                            Farmington Hills, Michigan

            , 1999

     FOR VALUE RECEIVED, MIAC ACQUISITION, INC., a Michigan corporation ("Maker") promises to pay to the order of MEDAR, INC., a Michigan corporation, ("Payee") the principal sum of Seven Million Four Hundred Thousand Dollars ($7,400,000) plus interest thereon at an annual rate equal to the lowest rate of interest (as determined from time to time) paid by Payee to its lender pursuant to the revolving credit facility or term loan for borrowings related to the transactions contemplated by the Purchase Agreement, plus 1%.

     This Subordinated Note is issued and executed pursuant to a certain Asset
Purchase Agreement entered into between Maker and Payee dated April   , 1999
(the "Purchase Agreement"), which Purchase Agreement and all of the terms, conditions, covenants and provisions thereof are incorporated herein by this reference, including, without limitation, Maker's right to set off against payments due Payee under this Subordinated Note. In addition, the payment of principal and interest on this Subordinated Note is subordinated in right of payment to the prior payment in full of certain other obligations of Maker to the extent and in the manner set forth in the Subordination and Intercreditor Agreement of even date herewith ("Subordination Agreement") among American National Bank and Trust Company of Chicago (the "Bank") and Payee.

     Payment of principal under this Subordinated Note shall be made in 16 equal quarterly installments of $462,500 plus accrued interest, commencing on September 30, 1999 and continuing on each December 31, March 31, June 30 and September 30 thereafter through September 30, 2003. Accrued interest under this Subordinated Note shall be payable with each principal payment. Notwithstanding anything herein to the contrary, $300,000 of the first quarterly installment of principal and interest shall be paid directly to Square D Company, on Payee's behalf, pursuant to the terms and conditions of that certain Patent License Agreement dated October 4, 1995 between Square D Company and Payee.

     Payments hereunder shall be made at 38700 Grand River, Farmington Hills, Michigan 48335-1563 or such other place as may be designated from time to time by Payee or the holder of this Subordinated Note. Principal of and interest on this Subordinated Note shall be payable in lawful money of the United States of America. Prepayments in whole or in part may be made upon this Subordinated Note at any time without penalty. Partial prepayments shall be applied first against accrued but unpaid interest and then against installments of principal in the inverse order of their maturities.

     This Subordinated Note and all obligations of the Maker shall immediately become due and payable upon:

     1. The failure of Maker to pay any installment of principal and interest when due and such default continues uncorrected for a period of 10 days after written notice to Maker of such default.

     2. The occurrence of an Event of Default as defined in that certain Loan Agreement between the Bank and Maker dated as of the date hereof , which Event of Default remains uncured after expiration of any applicable cure period.

     3. The entry of a decree or order by a court having jurisdiction in the premises adjudging the Maker bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Maker under the United States Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee or trustee of the Maker, or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of such decree or order unstayed and in effect for a period of 60 consecutive days.

     4. The institution by the Maker of proceedings to be adjudicated bankrupt or insolvent, or consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the United States Bankruptcy Code or any other applicable federal or state law, or the consent by it to the following of any such petition or to the appointment of a receiver, liquidator, assignee or trustee of the Maker, or any substantial part of its property, or making by it of an assignment for the benefit of creditors or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Maker in furtherance of any such action.

     5. A transaction involving a Change in Control (as defined below) or upon the occurrence of a public debt offering by the Maker. "Change in Control" shall mean a merger of the Maker with or into any other person, or any transaction or series of transactions, immediately after which any person or persons other than Durrell G. Miller, Daniel W. Thibodeau and NADEX Co., Ltd. control or own beneficially, directly or indirectly, 50 % or more of the Maker's equity interests.

     No delay or remission of Payee to exercise any right hereunder, whether before or after the happening of any event of default, shall impair any such right or shall be construed as a waiver thereof. Except as otherwise provided herein, Maker waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Subordinated Note. This Subordinated Note shall be governed and construed according to the internal laws of the State of Michigan.

     Dated this      day of           , 1999.

                                          MIAC ACQUISITION, INC.

                                          By

                                            ------------------------------------
                                                Durrell G. Miller, President

                                   EXHIBIT E

                           NON-COMPETITION AGREEMENT

     THIS AGREEMENT is dated as of             , 1999 between MEDAR, INC., a
Michigan corporation ("Seller"), and MIAC ACQUISITION, INC., a Michigan corporation ("Purchaser").

                                    RECITALS

     A. Purchaser is engaged in the design, manufacture, sale and distribution of weld controls and related equipment (the "Purchaser's Business").

     B.  Seller and Purchaser have entered into a certain Asset Purchase
Agreement dated April   , 1999 (the "Purchase Agreement") whereby Purchaser has
agreed to purchase substantially all of the assets of Seller's resistance spot welding division which consists of designing, manufacturing, selling and distributing weld controls and related equipment (the "Seller's Business") (the Purchaser's Business and the Seller's Business are collectively referred to herein as the "Welding Business").

     C. Seller is entering into this Agreement to induce Purchaser to enter into the Purchase Agreement and in consideration for the compensation contemplated thereby.

     D. Purchaser would be greatly and irreparably damaged if Seller were to compete with Purchaser in the Welding Business after the consummation of the transactions contemplated by the Purchase Agreement.

     E. Capitalized terms not otherwise defined herein shall have the meanings given such term in the Purchase Agreement.

                                   AGREEMENTS

     In consideration of the recitals and the mutual agreements which follow, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1. COVENANT NOT TO COMPETE. Seller covenants and agrees with Purchaser that, for a period beginning on the date hereof and ending five years thereafter, it shall not, either directly or indirectly, whether as agent, stockholder, member, employer, consultant, representative, trustee, partner, proprietor, employee or otherwise:

          (a) CUSTOMERS. Canvass, solicit or accept from any person or entity who is a customer of Purchaser (any such person or entity is hereinafter referred to individually as a "Customer" and collectively as the "Customers") any orders for the design, manufacture, sale or distribution of resistance spot welding equipment.

          (b) OWNERSHIP OF COMPETING INTEREST. Provide assistance to, engage in or have a financial or other interest in any business, activity or enterprise which designs, manufactures, sells or distributes resistance spot welding equipment; provided, however, that the ownership of less than 2% of the stock of a corporation whose shares are traded in a recognized stock exchange or traded in the over-the-counter market, even though that corporation may be a competitor of Purchaser, shall not be deemed financial participation in a competitor.

     2. CONFIDENTIAL INFORMATION; EMPLOYEES; RELATIONS WITH SUPPLIERS.

          (a) Use or Disclosure of Confidential Information. Seller agrees and acknowledges that customers, procedures, operations, techniques, trade secrets, patents and other assets of the Welding Business (collectively the "Confidential Information") have been established at great expense and protected by Seller as confidential information, are extremely valuable to Seller and will provide Purchaser with a substantial competitive advantage in conducting the Welding Business as previously conducted by Seller. Seller further acknowledges that irreparable harm will be caused to Purchaser's business if Seller discloses any such Confidential Information. Therefore, Seller agrees that for the lesser of (i) five years or (ii) until such information becomes known to the public generally through no fault of Seller, Seller will not, directly or indirectly, use or disclose to any third party any Confidential Information, unless required by law or court order.

          (b) SELLER'S RECRUITMENT OF EMPLOYEES. Seller acknowledges that the employees of Seller which are hired by Purchaser possess substantial technical and business expertise. Therefore, Seller, for a period of two years from the date hereof, shall not solicit or hire any of the employees of Purchaser who were formerly employees of Seller without Purchaser's prior written consent.

          (c) RELATIONS WITH SUPPLIERS. Seller agrees that the supplier contacts and relations of the Welding Business are extremely valuable, have been established and maintained at great expense and that Seller has had unique and extensive exposure to and contact with Seller's suppliers, and that it has had a unique relationship with these suppliers that will enable it to unfairly compete with Purchaser; provided, however, that the foregoing sentence shall not be construed as a limitation on Seller's ability to continue its relationships with its current suppliers. Seller agrees that the profitability and goodwill of Purchaser depends on continued, amicable relations with its suppliers, and Seller agrees that for five years commencing on the date hereof, Seller will not cause, request or advise any suppliers of Purchaser to curtail or cancel their business with Purchaser.

     3. REASONABLENESS OF RESTRICTIONS. Seller acknowledges that the restrictions provided for herein are reasonable and the consideration provided herein is sufficient to fully and adequately compensate Seller for agreeing to the restrictions.

     4. SPECIFIC PERFORMANCE. Seller acknowledges and agrees that breach of this Agreement by Seller would cause irreparable damage to Purchaser and that monetary damages alone would not provide Purchaser with an adequate remedy for breach of this Agreement. Therefore, if any controversy arises concerning the rights or obligations under this Agreement, such rights or obligations shall be specifically enforceable by an injunction order issued by a court of competent jurisdiction. Such remedy, however, shall be cumulative and nonexclusive, and shall be in addition to any other remedy to which Purchaser may be entitled.

     5. SALE, CONSOLIDATION OR MERGER. This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by and against the Purchaser and Seller, and their successors and assigns. In the event of consolidation or merger of the Seller with or into another corporation or entity, or the sale, assignment or transfer of substantially all of the operating assets of the Seller to another corporation, entity or individual, the successor-in-interest shall by acquiring such assets be bound by this Agreement and shall be deemed to have assumed all rights and liabilities of the Seller under this Agreement.

     6. COMMON LAW OF TORTS AND TRADE SECRETS. Seller agrees that nothing in this Agreement shall be construed to limit or negate the common law of torts and trade secrets where it provides Purchaser with broader protection than that provided herein.

     7. APPLICABLE LAW; BINDING EFFECT; WAIVER. This Agreement shall be governed by the laws, and enforced in the courts, of the State of Michigan and shall be binding upon the parties and inure to the benefit of the successors and assigns of the respective parties hereto; provided, however, that this Agreement and all rights hereunder may not be assigned by either party except by or with the written consent of the other party. The failure of any party to this Agreement to insist, in any one or more instances, upon performance of any of the terms and conditions of this Agreement shall not be considered as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such terms, covenants or conditions.

     8. SEVERABILITY. The parties expressly agree that if any claim is made by any party asserting that any covenant contained in this Agreement is invalid or unenforceable, predicated upon the length of its term or its geographic area or otherwise, the provision in question shall not thereby be rendered invalid or unenforceable but shall instead be modified so as to be valid and fully enforceable for the maximum duration and maximum geographic area or otherwise (but never for a longer period than set forth above) as any court of competent jurisdiction shall find to be reasonable, necessary, valid and legally enforceable. The parties specifically acknowledge that the covenant not to compete and the covenants not to disclose Confidential Information, recruit employees or interfere with suppliers are separate and independent agreements. Seller and Purchaser acknowledge and agree that they are entering into this Agreement in connection with the sale of substantially all of the assets of the Welding Business to Purchaser.

     9. CAPTIONS. The captions contained in this Agreement are for the convenience of the parties and shall not be deemed or construed in any way as limiting or expanding the language of the provisions to which such captions refer.

     Dated as of the day, month and year first above written.

                                          MEDAR, INC.

                                          By
                                          --------------------------------------
                                                     Charles J. Drake,
                                               Chairman of the Board and CEO

                                          MIAC ACQUISITION, INC.

                                          By
                                          --------------------------------------
                                                Durrell G. Miller, President

                                   EXHIBIT G

                         TRANSITION SERVICES AGREEMENT

     THIS TRANSITION SERVICES AGREEMENT, dated as of                , 1999 (the
"Effective Date"), is made between MEDAR, INC., a Michigan corporation ("Medar"), with offices at 38700 Grand River, Farmington Hills, Michigan 48335-1563 and MIAC ACQUISITION, INC,, a Michigan corporation ("MIAC"), with offices at 150 East St. Charles Road, Carol Stream, Illinois 60188.

                                    RECITALS

     A. Medar is selling its welding division (the "Division") to MIAC (the "Purchase") pursuant to the terms and conditions of an Asset Purchase Agreement
between MIAC and Medar dated April   , 1999 (the "Purchase Agreement"), and such
Division consists of production, marketing, sales and administrative operations located at its facility in Farmington Hills, Michigan.

     B. Prior to the Purchase, Medar provided certain administrative and manufacturing services to support the Division's operations.

     C. MIAC intends to provide such administrative and manufacturing support services for its operations, without Medar's assistance, as soon as it is reasonably feasible to do so.

     D. MIAC desires and Medar is willing to provide certain administrative and consulting services for MIAC's operations for a certain specified interim period after the Purchase. In addition, Medar has its static free room available for MIAC's use after the Purchase.

                                   AGREEMENTS

     In consideration of the promises set forth herein, the parties agree as follows:

     1. GENERAL ADMINISTRATIVE AND CONSULTING SERVICES PROVIDED BY
MEDAR. Subject to the terms and conditions provided herein, Medar shall provide MIAC with General Administrative Services and Consulting Services (hereafter referred to collectively as "Services" and individually as a "Service") on an interim basis and, during the term hereof, also be available on A STANDBY BASIS, to provide the services, consisting of:

          (a) General Administrative Services which shall consist of

             (i) Financial Services which shall mean those services which facilitate the transfer of the general accounting services previously provided by Medar to the Division to MIAC, which services shall include any ordinary business accounting services such as general ledger use and reporting services, cost accounting services, receivable and payable processing services, the computation of gross payroll services for hourly workers and property accounting services.

             (ii) Information Systems Services which shall mean those services which facilitate to MIAC the transfer of data processing, communications and maintenance of records and files, arising from centralized data processing and file storage operations, as previously provided by Medar to the Division and to the extent such Information Systems Services cannot be provided by MIAC's MIS manager (formerly employed by Medar).

          (b) Consulting Services which shall mean those services (other than General Administrative Services) necessary or desirable for the transition of all aspects of the business of the Division (other General Administrative Services) to MIAC, including, but not limited to, the Division's operations, marketing and sale of products, financial matters, budget matters, business combination prospects and the defense, compromise or settlement of any claim, demand, action, suit or proceeding pertaining to the Division. The services shall be provided by the employees of Medar reasonably requested by MIAC, including, without limitation, Charles J. Drake, Richard R. Current, and Mark R. Doede.

     2. USE OF STATIC FREE ROOM AND ACCESS TO SPACE FOR INVENTORY CAROUSELS. For a period of twenty months from the date of this Agreement, MIAC shall be entitled to use Medar's static free room and access to space for inventory carousels on an as needed basis after reasonable advance notice and on reasonable times.

     3. JAPANESE VISION WELDING MARKET FEASIBILITY. Within 12 months of this Agreement, Medar shall provide MIAC with a study evaluating the marketing feasibility of providing vision welding services in the Japanese market.

     4. AGREEMENT PRINCIPLES AND GUIDELINES. By this Agreement, Medar and MIAC seek to implement the general principle that with the exceptions noted herein or in the Purchase Agreement, Medar will provide Services on an interim basis similar to those previously offered to the Division while it is not reasonably feasible for MIAC to independently provide such Services itself Except as specifically provided in the Purchase Agreement, neither party agrees, promises or covenants to provide any other services to the other party. Medar will continue to offer Services in the same or similar magnitude as previously offered to the Division and by this Agreement does not promise, covenant or agree to provide a greater level or magnitude of Services. In addition, no employee of Medar will be required to spend more than 50% of his or her time providing the services hereunder during the first month of the term, nor more than 25% in the second or third month.

     Either party may reasonably request Services that it desires the other to perform and upon such request, the party providing such Services will take those actions which it reasonably believes necessary to perform the requested Services.

     5. PAYMENTS. In consideration of the Services to be provided by Medar hereunder and Medar's agreement to be available to provide other services on a standby basis, MIAC shall pay to Medar upon execution of this Agreement, a total of $1,450,000, comprised of the following:

          a. $950,000 for the senior management consulting under General Administrative Services;

          b. $140,000 for the general employee consulting under the General Administrative Services for 14 months;

          c. $160,000 for the use of the static free room and access to space for inventory carousels for 20 months; and

          d. $200,000 for the marketing and feasibility study for the Japanese vision welding market potential.

     6. TERM. This Agreement shall be effective upon the date of closing under the Purchase Agreement ("Effective Date") and, except as otherwise specifically set forth herein shall continue until it is reasonably feasible for MIAC to provide administrative, manufacturing and manufacturing support services for the Division, without Medar's assistance, but in no event (except as set forth herein) for more than 12 months from the Effective Date (the "Service Period").

     7. INVENTORY CAROUSELS AND JOINT INVENTORY:

          (a) INVENTORY CAROUSELS. MIAC is purchasing certain inventory carousels located at Medar's principal place of business. Medar agrees to provide MIAC and its employees or agents with access to the inventory carousels during Medar's normal business hours until the inventory carousels are moved to MIAC's principal place of business or the twenty month period specified in section 2 expires, whichever occurs first,

          (b) JOINT INVENT. MIAC and Medar will use certain inventory items listed on Schedule I attached hereto ("Joint Inventory"). In the event MIAC or Medar needs any Joint Inventory item and the other party has the item in its inventory, MIAC or Medar, as the case may be, may purchase such Joint Inventory item from the other at the other's cost for such item.

     8. FORCE MAJEURE. Neither party shall be liable to the other if such party's fulfillment or performance of any terms or provisions of this Agreement is delayed or prevented by revolution or other civil disorders, wars, act of enemies, strikes, electrical equipment availability failures, labor disputes, fires, floods, act of God, federal, state, or municipal action, statute, ordinance or regulation, or, without limiting the foregoing, any other causes not within its reasonable control, and which by the exercise of reasonable diligence it is unable to prevent, whether of the class of causes hereinbefore enumerated or not.

     9. EMPLOYEES. Except for the former Medar MIS Manager hired by MIAC, all employees of Medar providing Services to MIAC will continue to remain employees of Medar.

     10. MISCELLANEOUS.

          (a) GOVERNING LAW. This Agreement shall be construed in accordance with the internal laws of the State of Michigan.

          (b) LIMITATIONS. Nothing in this Agreement is to be construed as an assignment or grant of any right, title or interest in any trademark, copyright, design or trade dress or patent right.

          (c) PARTIES IN INTEREST. This Agreement may be assigned to a parent or subsidiary of a party, or to a third party acquiring substantially all of the assets of a party, provided that prior to such assignment the other party has granted its written consent to the assignment, and further provided that neither party may unreasonably withhold its consent to a request for assignment. Except as provided above, this Agreement may not be assigned to a third party.

          (d) ENTIRE AGREEMENT. This Agreement is the entire agreement between the parties in connection with the matters set forth herein. This Agreement may only be amended in writing signed by both parties.

          (e) NOTICES. All notices and communications required or permitted under this Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly made if personally delivered, or if mailed by first class mail, postage prepaid, or by air express service, with charges prepaid and addressed as follows:

       If to Medar:

        Medar, Inc.
        38700 Grand River
        Farmington Hills, MI 48335-1563
        ATT.: Charles J. Drake Chairman of the Board

       If to MIAC:

        Weltronic/Technitron, Inc.
        150 East St. Charles Road
        Carol Stream, IL 60188
        Att.: Durrell G, Miller, President

     Either party may, by written notice so delivered to the other, change the address to which future delivery shall be made.

          (f) NO RELIANCE. No third party is entitled to rely on any of the representations, warranties and agreements of the parties contained in this Agreement. The parties assume no liability to any third party because of any reliance on the representation, warranties and agreements of the parties contained in this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

                                          MEDAR, INC.

                                          By

                                            ------------------------------------
                                                     Charles J. Drake,
                                                   Chairman of the Board

                                          MIAC ACQUISITION, INC.

                                          By

                                            ------------------------------------
                                                Durrell G, Miller, President

                                   EXHIBIT I

                   SUBORDINATION AND INTERCREDITOR AGREEMENT

     This Subordination and Intercreditor Agreement ("AGREEMENT") is made on
            , 1999 (the "EFFECTIVE DATE"), between American National Bank and Trust Company of Chicago, a national banking association (together with its subsidiaries, successors and assigns, the "SENIOR LENDER") and Medar, Inc., a Michigan corporation (together with its subsidiaries, successors and assigns, the "JUNIOR LENDER").

                                    RECITALS

     A. Weltronic/Technitron Corporation, an Illinois corporation ("BORROWER") has entered into that certain Loan and Security Agreement dated the Effective Date with Senior Lender (said loan agreement, as amended, modified, restated or replaced from time to time will be referred to as the "LOAN AGREEMENT," and the Loan Agreement, together with all associated notes, agreements, instruments or filings associated or executed in connection therewith from time to time, will be referred to collectively as the "LOAN DOCUMENTS"). Senior Lender may from time to time extend in the future additional loans and credit accommodations to the Borrower (as used in this Agreement, all Obligations, loans, credit accommodations, interest due, guaranty obligations, indebtedness or other obligations of any kind owed by Borrower to Senior Lender, whether direct or indirect, liquidated in amount or contingent, presently existing or arising in the future, or created under the Loan Agreement existing as of the Effective Date, or any amendments to or replacements or restatements of such Loan Agreement, are collectively referred to as the "Senior Liabilities"). The maximum amount of Senior Liabilities will be the sum of: (i) $45,000,000.00 in principal; plus (ii) all associated interest, costs, fees and expenses of Senior Lender, including but not limited to legal fees and collection costs. All capitalized terms not defined in this Agreement will have the meanings ascribed to them in the Loan Agreement. The Senior Liabilities are secured by the Collateral.

     B. Among other things, the credit facility established under that Loan Agreement will enable Borrower to acquire substantially all the assets of the resistance spot welding division of Junior Lender and Junior Lender's wholly-owned subsidiary Medar Canada Ltd., a Canadian corporation (the "MEDAR SUBSIDIARY"). The "Medar Subsidiary" is included within the rubric of "Junior Lender" as defined in this Agreement. Borrower's purchase of the assets of Junior Lender as aforesaid is evidenced by that certain Asset Purchase Agreement dated April 28, 1999 (the "Asset Agreement"). (The Asset Agreement, together with all associated notes, security agreements, pledges, guaranties and other instruments or documents of any type or nature will be referred to collectively in this Agreement as the "ACQUISITION DOCUMENTS").

     C. Under the Asset Agreement, Borrower incurred an obligation to pay Junior Lender a conditional earn-out, which could be a maximum of $3,000,000.00 (the "EARN-OUT") if all performance criteria related to the Earn-out are satisfied. In addition, Borrower deferred its obligation to pay $7,400,000 of the purchase price for Junior Lender's assets, pursuant to that certain Subordinated Promissory Note payable over four (4) years, a copy of which (without exhibits) is set forth on attached SCHEDULE 1 to this Agreement (said note, as amended or replaced, will be referred to as the "SUB NOTE").

     D. Junior Lender acknowledges that Borrower would not have had the financial capacity to acquire Junior Lender's assets under the Acquisition Documents, unless Lender extended the credit facilities to Borrower which are created under the Loan Agreement. Junior Lender therefore desires to induce Senior Lender to extend said credit facilities to Borrower by entering into this Agreement with Senior Lender, to set forth the relative rights and priorities which each have with respect to the payment and collection of the Senior Liabilities and the "JUNIOR LIABILITIES" (as defined in Section 1 below) and the rights which each may have with respect to the Collateral.

                                    CLAUSES

     Now, therefore, in consideration of the preceding, and for other good and valuable consideration, the receipt and adequacy of which is acknowledged, the parties agree as follows:

     1. JUNIOR LIABILITIES DEFINED. For purposes of this Agreement, the term "JUNIOR LIABILITIES" means and includes all payment, performance, indemnification, compensation, interest or other obligations at any time or from time to time owing from Borrower to Junior Lender, whether under any of the Acquisition Documents or otherwise, whether fixed or contingent, direct or indirect, liquidated in amount, presently existing or arising in the future or arising at law, in equity, via judgment or otherwise, and however evidenced.

     2. SUBORDINATION. Junior Lender expressly postpones and subordinates, to the extent and in the manner provided in this Agreement, all payments and performance of the Junior Liabilities, to both the prior, indefeasible payment and performance of the Senior Liabilities, however evidenced and now existing or arising in the future, including but not limited to any refinancings, replacements, amendments or other indulgences granted concerning any of the Loans or other Obligations. Borrower may pay interest and principal on Junior Liabilities when the same are due, if and only if Senior Lender has not provided Junior Lender with a "Standstill Notice" (as defined in Section 6(a) below). If Senior Lender has provided Junior Lender with a Standstill Notice, than no Junior Liabilities will be paid, except as provided in Section 6 below. Any liens, security interests, mortgages, pledges of or in any of the Collateral in favor of or for the benefit of Junior Lender, now existing or arising in the future, are expressly made subordinate and junior in priority and right of enforcement to any liens, security interest, mortgages or pledges of or in any of the Collateral now existing or arising in the future which secure any Senior Liabilities.

     3. PRIORITY. Irrespective of the date, manner or order of perfection or attachment of any security interests, mortgages or Liens Borrower has granted in favor of Junior Lender (if any), and notwithstanding the usual applications of the priority provisions of the UCC or any other applicable law or judicial decision, Junior Lender's security interests which secure the Junior Liabilities (if any) whether now existing or arising in the future, shall be junior and subordinated in all respects to the Security Interests of Senior Lender. Borrower and Junior Lender shall make such filings and recordings in public records as Senior Lender requests from time to time to evidence the aforesaid subordination of security interests, and the provisions of this Section may be specifically enforced.

     4. ENFORCEMENT OF JUNIOR LIABILITIES. Except as provided in Section 6(c) below, whether or not a Default Event has occurred or is continuing, without the prior written consent of Senior Lender, which Senior Lender may give or withhold in its sole discretion, Junior Lender agrees to take no action: (i) to assert, collect, sue upon, or enforce all, or any part of, the Junior Liabilities; (ii) to realize or execute upon any Collateral; or (iii) to take any enforcement actions against Borrower with respect to the Junior Liabilities.

     5. NO PREPAYMENTS. Until Borrower indefeasibly pays and performs all Senior Liabilities in full to Senior Lender, Borrower shall not make, and Junior Lender shall not accept, any prepayments of any Junior Liabilities, whether consisting of principal, interest or otherwise.

     6. STANDSTILL.

          (a) STANDSTILL NOTICES AND LIMITED PAYMENT EVENTS. Senior Lender agrees to provide Junior Lender with a written notice of the occurrence of any of the following (each a "STANDSTILL NOTICE"); (i) any Default Event under the Loan Agreement; (ii) Borrower is not then current in any payment or performance obligation it owes to Senior Lender under any Loan Document;
     (iii) the payment of any Junior Liabilities could in any way result in a material adverse effect on Borrower's ability to pay or perform any Senior Liabilities owed to Senior Lender; or (iv) a "Limited Payment Event" has occurred, as that term is defined below in this Section. For purposes of this Agreement, a "LIMITED PAYMENT EVENT" means Senior Lender has determined, in its sole discretion, that the Borrower's making a full installment payment of all Junior Liabilities then due could result in a Default Event, but Borrower's partial payment of such installment of then due Junior Liabilities will not result in a Default Event. Senior Lender will make the determination that a Limited Payment Event has occurred predicated on certificates Borrower delivers to Senior Lender on a quarterly basis, pursuant to which Borrower certifies to Senior Lender that: (i) no Default Event then exists; (ii) Borrower is able to pay all or a portion of the installment of Junior Liabilities then currently due without creating a Default Event; and (iii) Borrower has the availability under the Revolving Loan to make a payment of all or a portion of the Junior Liabilities then currently due. If a Limited Payment Event occurs, the following will pertain: (i) Borrower will be authorized to make a partial payment of the installment of Junior Liabilities then due, as identified in the Standstill Notice Senior Lender provides; (ii) if any or all of the Earn-Out may not be paid when due, then Borrower's ability to make all or a portion of such Earn-Out payment to Junior Lender will be re-evaluated on a quarterly basis thereafter, in accordance with the criteria established above in this Section for determining Limited Payment Events generally; and (iii) if any or all of any installment of any other type of Junior Liability may not be paid when due, said installment of Junior Liability will be added onto the final installment payment due under the Sub Note.

          (b) STANDSTILL PERIOD. For purposes of this Agreement, the term "STANDSTILL PERIOD" means that period of time which commences on the date Senior Lender provides Junior Lender with a Standstill Notice, and continues until such time as Senior Lender provides Junior Lender with written notice that Senior Lender, in its sole discretion, has determined that the applicable Default Event has been cured, and Borrower is in full compliance with all terms, conditions and covenants set forth in the Loan Documents (A "RELEASE NOTICE"). The Standstill Period is subject to adjustment as provided in Section 6(c) below. Senior Lender agrees to provide such Release Notice to Junior Lender within ten (10) Business Days of Senior Lender making the determination, in its sole discretion, that issuing such Release Notice is warranted, as aforesaid. Upon the commencement of the Standstill Period and continuing until Junior Lender receives a Release Notice from Senior Lender, Borrower shall not make and Junior Lender shall not receive, accept or retain any payments of any Junior Liabilities, whether consisting of principal, interest, costs, expenses, compensation, Earn-out, reimbursements or otherwise, except for such Limited Payment Events as Senior Lender may identify, if any. Any payment or distribution which, but for the terms of this Agreement, would be payable or deliverable as a component of the Junior Liabilities, instead will be paid and delivered directly to Senior Lender for application to the Senior Liabilities, until such time as all Senior Liabilities are indefeasibly paid and/or performed in full. Junior Lender irrevocably authorizes and empowers Senior Lender to demand, sue for, collect and receive every such payment or distribution of Junior Liabilities during the continuation of any Standstill Period. Junior Lender specifically acknowledges that Junior Lender has no right to participate in or consent to any negotiations or settlement between Senior Lender and Borrower whether occurring during, prior to or subsequent to any Standstill Period. Junior Lender covenants that it will not interfere with or impede any actions or decisions which Senior Lender makes, directs or undertakes with or without the involvement of Junior Lender in any workout involving Borrower and/or the Senior Liabilities.

          (c) ADJUSTMENT TO STANDSTILL PERIOD. The Standstill Period will be of indefinite duration as provided in Section 6(b) above, for so long as Senior Lender, in its sole discretion, has determined that Borrower owes to Senior Lender an over formula advance under any of the Loan Documents (an "OFA"). Upon Senior Lender's determination that the OFA of Borrower under the Loan Documents has been reduced to zero dollars, Senior Lender will provide Junior Lender with written notice thereof (a "STANDSTILL PERIOD ADJUSTMENT NOTICE"). Upon Junior Lender's receipt of a Standstill Period Adjustment Notice from Senior Lender, the Standstill Period identified in
     Section 6(b) above will be limited to a maximum of six (6) months from the date Senior Lender transmits a Standstill Notice to Junior Lender. If Borrower is in default in its repayment of Junior Liabilities following the expiration of any such six (6) month Standstill Period, Junior Lender may commence to enforce such past due amounts against Borrower provided, however, that Junior Lender acknowledges that the commencement of any such enforcement action by Junior Lender will constitute a Default Event under the Loan Documents and that Junior Lender's rights to receive any payment of such defaulted Junior Liabilities in any such enforcement action will be subordinated to Senior Lender's rights to receive prior payment of all Senior Liabilities as provided in this Agreement. Moreover, if at any time following Senior Lender's provision to Junior Lender of a Standstill Period Adjustment Notice, Senior Lender determines that Borrower has incurred a new OFA under any Loan Document, then Senior Lender will provide written notice thereof to Junior Lender (a "RESCISSION NOTICE"). Upon Junior Lender's (receipt of a Rescission Notice, the

     Standstill Period will return to an indefinite period of time as provided above in Section 6(b) of this Agreement and will not be limited to six (6) months in duration.

     7. INSOLVENCY PROCEEDINGS. If any insolvency, bankruptcy, receivership, liquidation, custodianship, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or winding up of Borrower or any portion of Borrower's property or any Collateral, action, suit or proceeding is filed by or against Borrower, the following will pertain: (i) all Senior Liabilities will be indefeasibly paid in full before the payment of any Junior Liabilities; (ii) all payments of any type or nature which, but for the subordination provisions set forth in this Agreement, would be payable in connection with the Junior Liabilities, instead will be paid directly to the Senior Lender for application to the Senior Liabilities, until such time as all the Senior Liabilities are indefeasibly paid and/or performed in full; (iii) Junior Lender irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliverables in accordance with the subordination provisions of this Agreement; and (iv) Junior Lender shall execute and deliver such instruments as Senior Lender deems necessary to effectuate the terms and provisions of this Section, and Junior Lender agrees to take such actions as Senior Lender reasonably may request to enable Senior Lender to enforce all claims upon or in respect of the Junior Liabilities and apply all amounts Senior Lender collects in connection therewith to the payment of the Senior Liabilities.

     8. NO MODIFICATION OR IMPAIRMENT OF THIS SUBORDINATION. The terms of subordination set forth in this Agreement will not be affected, modified or impaired in any manner by any event, including but not limited to the following:
(i) any amendment, modification or supplement to or replacement of any Loan Document; (ii) the validity or enforceability of any Loan Document or instrument executed in connection therewith; or (iii) Senior Lender's exercise or failure to exercise any rights, remedies or powers available to Senior Lender under any Loan Document or related instrument. Junior Lender specifically authorizes Senior Lender to: (i) renew, compromise, extend or otherwise change the time of payment for or any other terms concerning any of the Senior Liabilities; (ii) exchange, enforce, waive or release any security or guaranty delivered or executed in connection with any of the Senior Liabilities; or (iii) apply such security and direct the order or manner of sale thereof in any manner which Senior Lender, in its sole discretion determines, all without providing any notice to Junior Lender and without affecting the subordination created under this Agreement.

     9. TURNOVER OF PROHIBITED TRANSFERS. If, notwithstanding the terms of this Agreement, any payment or distribution on account of, or any collateral for any part of, the Junior Liabilities is received by Junior Lender in contravention of the terms of this Agreement, such payment or collateral shall be delivered forthwith by Junior Lender to Senior Lender for application to the Senior Liabilities, in the form received, except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to Senior Lender. Junior Lender irrevocably authorizes Senior Lender to supply any such endorsement or assignment which may have been omitted. Until delivered in accordance with the terms of this Section 9, any such payment, distribution or collateral shall be held by Junior Lender in trust for the sole benefit of Senior Lender and shall not be commingled with other funds or property of Junior Lender.

     10. APPOINTMENTS AS ATTORNEY-IN-FACT TO ACT FOR JUNIOR LENDER. For so long as any Senior Liabilities remain unpaid or unperformed, Junior Lender irrevocably appoints Senior Lender as Junior Lender's true and lawful attorney, and grants to Senior Lender a power of attorney with full power of substitution, in the name of Junior Lender or in the name of Senior Lender, for the use and benefit of Senior Lender, without notice to Junior Lender or any of its representatives, successors or assigns, to perform the following acts, at Senior Lender's sole option, at any meeting of creditors of Borrower or in connection with any case or proceeding, whether voluntary or involuntary, for the distribution, division or application of the assets of Borrower or the proceeds thereof, dissolution, winding up of affairs, reorganization or arrangement of Borrower, or for the composition of the creditors of Borrower, in bankruptcy or in connection with a receivership, or under an assignment for the benefit of creditors or Borrower or otherwise:

          (i) to enforce claims comprising the Junior Liabilities, either in Senior Lender's name or in the name of Junior Lender, by proof of debt, proof of claim, suit or otherwise;

          (ii) to collect any assets of Borrower distributed, divided or applied by way of dividend or payment, or any securities issued, on account of any Junior Liabilities and to apply the same, or the proceeds of any realization upon the same, to the Senior Liabilities, until all of the Senior Liabilities (including, without limitation, collection expenses and all interest accruing on the Senior Liabilities after the commencement of any bankruptcy case) have been indefeasibly paid or performed in full, rendering any surplus to Junior Lender, if and to the extent permitted by law;

          (iii) to vote claims comprising the Junior Liabilities to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension; and

          (iv) to take generally any action in connection with any such meeting, case or proceeding that Junior Lender would be authorized to take.

     In no event will Senior Lender be liable to Junior Lender for any failure to prove the Junior Liabilities, to exercise any right with respect thereto, or to collect any sums payable thereon. The power of attorney granted in this Agreement is coupled with an interest, is granted to induce Lender to grant to Borrower the Credit Facilities established under the Loan Agreement, is of the essence of this Agreement, and is therefore irrevocable specifically will survive the merger, dissolution or reorganization of Junior Lender.

     11. WARRANTIES AND REPRESENTATIONS OF JUNIOR LENDER. Junior Lender represents and warrants to Senior Lender that: (i)Junior Lender has not relied and will not rely on any representation or information of any nature made by or received from Senior Lender relative to Borrower in deciding to execute this Agreement or to permit it to continue in effect; (ii) no part of the Junior Liabilities is evidenced by any instrument, security or other writing which has not previously been or is not concurrently herewith being deposited with Senior Lender; (iii) Junior Lender is the lawful owner of the Junior Liabilities and no part of Junior Liabilities is subject to any defense, offset or counterclaim except as provided in the Acquisition Documents; (iv) Junior Lender has not assigned or transferred any of the Junior Liabilities, any interest therein or any collateral or security pertaining thereto and Junior Lender will not make any such transfer or assignment; and (v) Junior Lender has not given any subordination in respect of any Junior Liabilities, other than those set forth in this Agreement.

     12. ADDITIONAL COVENANTS OF JUNIOR LENDER. Until all of the Senior Liabilities have been indefeasibly paid and performed and Senior Lender acknowledges the same in a written acknowledgment Senior Lender delivers to Junior Lender (which acknowledgment Senior Lender agrees to provide within ten
(10) Business Days of Senior Lender's determination, in its sole discretion, that such indefeasible payment and performance have been rendered), the Junior Lender shall not: (i) commence or join with any other creditors of Borrower in commencing any bankruptcy, reorganization, receivership or insolvency proceeding, action against Borrower or any of Borrower's managers, shareholders, officers, directors, members, partners or agents, whether by judicial proceeding or otherwise, to collect or accelerate any portion of the Junior Liabilities or to enforce any lien or security interest in any property of Borrower; (ii) take or permit any action prejudicial to or inconsistent with Senior Lender's priority position over Junior Lender that is created by this Agreement; (iii) take, receive, or demand any payments upon the Junior Liabilities except as specifically permitted in this Agreement; (iv) extend any loans or credit accommodations to Borrower after the Effective Date without the prior written consent of the Senior Lender; or (v) modify, amend, replace or restate any Acquisition Documents.

     13. WAIVERS. JUNIOR LENDER WAIVES ANY DEFENSE BASED ON THE ADEQUACY OF A REMEDY AT LAW WHICH MIGHT BE ASSERTED AS A BAR TO THE REMEDY OF SPECIFIC PERFORMANCE OF THIS AGREEMENT IN ANY ACTION BROUGHT FOR THAT PURPOSE BY SENIOR LENDER. TO THE FULLEST EXTENT PERMITTED BY LAW, JUNIOR LENDER FURTHER WAIVES:
PRESENTMENT, DEMAND, PROTEST, NOTICE OF PROTEST, NOTICE OF DEFAULT OR DISHONOR, NOTICE OF PAYMENT OR NONPAYMENT, RIGHT TO A JURY TRIAL ON ANY ACTIONS ARISING IN CONNECTION WITH THIS AGREEMENT, AND ANY AND ALL OTHER NOTICES AND DEMANDS OF ANY KIND IN CONNECTION WITH ALL NEGOTIABLE INSTRUMENTS EVIDENCING ALL OR ANY PORTION OF THE SENIOR LIABILITIES OR THE JUNIOR LIABILITIES TO WHICH BORROWER OR JUNIOR LENDER MAY BE A PARTY; NOTICE OF THE ACCEPTANCE OF THIS AGREEMENT BY

SENIOR LENDER; NOTICE OF ANY LOANS MADE, EXTENSIONS GRANTED OR OTHER ACTION TAKEN IN RELIANCE ON THIS AGREEMENT; AND ALL OTHER DEMANDS AND NOTICES OF EVERY KIND IN CONNECTION WITH THIS AGREEMENT, THE SENIOR LIABILITIES OR THE JUNIOR LIABILITIES. JUNIOR LENDER ASSENTS TO ANY RELEASE, RENEWAL, EXTENSION, EXPANSION, COMPROMISE OR POSTPONEMENT OF THE TIME OF PAYMENT OF ANY SENIOR LIABILITIES, OR ANY INCREASE IN THE AMOUNT OF SENIOR LIABILITIES, AND TO ANY SUBSTITUTION, EXCHANGE OR RELEASE OF COLLATERAL.

     14. VALIDITY OF JUNIOR LIABILITIES. The provisions of this Agreement subordinating the Junior Liabilities are solely for the purpose of defining the relative rights of Senior Lender and Junior Lender and shall not impair, as between Junior Lender and Borrower, the obligation of Borrower to pay the Junior Liabilities. Nothing contained in this Agreement will be deemed to confer any rights upon Borrower or to alter or modify any of the rights or duties of Borrower with respect to either Senior Liabilities or Junior Liabilities.

     15. DURATION AND TERMINATION. This Agreement constitutes a continuing agreement of subordination, and shall remain in effect until all the Senior Liabilities have been indefeasibly paid and performed in full, and Senior Lender acknowledges the same, in writing (which acknowledgment Senior Lender agrees to provide within ten (10) Business Days of Senior Lender's determination, in its sole discretion, that such indefeasible payment and performance have been rendered). Additionally, this Agreement shall include any future indebtedness Borrower owes to Junior Lender. Borrower may not incur any such additional indebtedness without obtaining the prior, written consent of Senior Lender, which Senior Lender may grant or withhold, in its sole discretion. Senior Lender may, without notice to Junior Lender, extend or continue credit and make other Loans and financial accommodations to or for the account of Borrower in reliance upon this Agreement.

     16. LEGENDS. Any and all instruments which evidence any Junior Liabilities will have the following legend:

         "THE OBLIGATIONS THIS INSTRUMENT EVIDENCES ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN
         SUBORDINATION AND INTERCREDITOR AGREEMENT DATED APRIL   , 1999
         (THE "AGREEMENT") BETWEEN AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, A NATIONAL BANKING ASSOCIATION AND MEDAR, INC. EACH HOLDER OF THIS INSTRUMENT UPON ITS, HIS OR HER ACCEPTANCE OF THIS INSTRUMENT SHALL: (I) BE BOUND BY THE SUBORDINATION TERMS SET FORTH IN THE AGREEMENT; AND (II) ACKNOWLEDGES THAT THE SUBORDINATION TERMS SET FORTH IN THE AGREEMENT SHALL CONTROL ANY CONFLICT WHICH MAY EXIST BETWEEN THE TERMS OF THIS INSTRUMENT AND THE TERMS OF THE AGREEMENT."

     17. SENIOR LENDER'S DUTIES LIMITED. The rights granted to Senior Lender in this Agreement are solely for its protection and nothing contained in this Agreement imposes on Senior Lender any duties with respect to any property of Borrower or Junior Lender received before or after the execution of this Agreement by Senior Lender, beyond reasonable care in the custody and preservation of such property while in Senior Lender's possession. Senior Lender has no duty to preserve rights against prior parties on any instrument or chattel paper received from Borrower or Junior Lender as collateral security for the Senior Liabilities or any portion of the Senior Liabilities.

     18. AUTHORITY. Junior Lender represents and warrants to the Senior Lender that it has the authority to enter into this Agreement and that the person signing for it is duly authorized and directed to do so.

     19. ENTIRE AGREEMENT. This Agreement constitutes and expresses the entire understanding between the parties with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written concerning said subject matter. Neither this Agreement nor any portion or provision of this Agreement may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by Senior Lender and Junior Lender.

     20. ADDITIONAL DOCUMENTATION. Junior Lender shall execute and deliver to Senior Lender such further instruments and shall take such further actions as Senior Lender may at any time or times reasonably requests in order to effectuate the provisions and intent of this Agreement.

     21. EXPENSES. Junior Lender agrees to pay Senior Lender on demand all expenses of any kind, including reasonable attorneys' fees, that Senior Lender may incur in enforcing any of its rights under this Agreement, and agrees that all such fees and cost constitute part of the "Senior Liabilities" (as defined in this Agreement), unless Senior Lender does not prevail on the merits in any lawsuit Senior Lender files to enforce this Agreement.

     22. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of Senior Lender, its successors and assigns, and shall be binding upon Junior Lender and its respective successors and assigns.

     23. JOINT AND SEVERAL. The duties and obligations of the Junior Lender under this Agreement are joint and several duties and obligations.

     24. DEFECTS WAIVED. This Agreement is effective notwithstanding any defect or voidability in the validity or enforceability of any instrument or document evidencing any Senior Liabilities, or the perfection of any lien or security interest of the Senior Lender in the Collateral.

     25. NOTICES. All notices concerning this Agreement shall be given in writing, as follows: (i) by actual delivery of the notice into the hands of the party entitled to receive it, in which case such notice shall be deemed given on the date of delivery; (ii) by mailing such notice by registered or certified mail, return receipt requested, in which case such notice shall be deemed given five (5) days from the date of its mailing; (iii) by Federal Express, UPS, DHL or any other overnight carrier, in which case such notice shall be deemed given two (2) days from the date of its transmission; or (iv) by Facsimile or telecopy, in which case such notice shall be deemed given on the date it is sent. All notices which concern this Agreement shall be addressed as follows:

If to Senior Lender:                             If to Junior Lender:
AMERICAN NATIONAL BANK AND TRUST                 MEDAR, INC.
COMPANY OF CHICAGO                               38700 GRAND RIVER AVE.
120 SOUTH LASALLE                                FARMINGTON HILLS, MICHIGAN 48335-1563
CHICAGO, ILLINOIS                                ATTN: CHARLES J. DRAKE, CHAIRMAN AND CEO
ATTN: ROBERT J. SHANAHAN, VICE PRESIDENT         FAX NO.: (248) 615-2971
      CHRISTOPHER J. FOLTMAN, VICE PRESIDENT
FAX NO.: (312) 661-6929
WITH A COPY TO:                                  WITH A COPY TO:
MUCH SHELIST FREED DONENBERG                     WARREN CAMERON FAUST & ASCIUTTO, P.C.
AMENT & RUBENSTEIN, P.C.                         2161 COMMONS PARKWAY
200 NORTH LASALLE STREET, SUITE 2100             OKEMOS, MICHIGAN 48884
CHICAGO, ILLINOIS 60601-1095                     ATTN: J. MICHAEL WARREN
ATTN: RALPH M. MARTIRE                           FAX NO.: (517) 349-3311
FAX NO.: (312) 621-1750

     26. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     27. DESCRIPTIVE HEADINGS. All section headings, titles and subtitles are inserted in this Agreement for convenience of reference only, and are to be ignored in any construction of this Agreement's provisions.

     28. GOVERNING LAW; SUBMISSION TO JURISDICTION.

          (a) APPLICABLE LAW. THE LAWS OF THE STATE OF ILLINOIS (OTHER THAN THOSE PERTAINING TO CONFLICTS OF LAW) SHALL GOVERN ALL ASPECTS OF THIS

     AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE LOANS, IRRESPECTIVE OF THE FACT THAT ONE OR MORE OF THE PARTIES NOW IS OR MAY BECOME A RESIDENT OF A DIFFERENT STATE OR COUNTRY, AND WITHOUT REFERENCE TO OR INCLUSION OR APPLICATION OF THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS, SAID CONVENTION BEING EXPRESSLY EXCLUDED IN ITS ENTIRETY. THE PARTIES SHALL SUBMIT ALL DISPUTES WHICH ARISE UNDER THIS AGREEMENT TO STATE OR FEDERAL COURTS LOCATED IN THE CITY OF CHICAGO, ILLINOIS FOR RESOLUTION. THE PARTIES ACKNOWLEDGE THE AFORESAID COURTS HAVE EXCLUSIVE JURISDICTION OVER THIS AGREEMENT, AND SPECIFICALLY WAIVE ANY CLAIMS WHICH THEY MAY HAVE THAT INVOLVE JURISDICTION OR VENUE, INCLUDING BUT NOT LIMITED TO FORUM NON CONVENIENS. SERVICE OF PROCESS FOR ANY CLAIM WHICH ARISES UNDER THIS AGREEMENT SHALL BE VALID IF MAILED TO THE PARTY BEING SERVED, BY FIRST-CLASS MAIL, DHL, FEDERAL EXPRESS, UPS, OR ANOTHER INTERNATIONAL CARRIER, TO THE ADDRESSES AND AS OTHERWISE SET FORTH IN
     SECTION 25 ABOVE. IF SERVICE OF PROCESS IS MADE AS AFORESAID, THE PARTY SERVED AGREES THAT SUCH SERVICE CONSTITUTES VALID SERVICE, AND SPECIFICALLY WAIVES AND AGREES NOT TO PLEAD ANY OBJECTIONS THE PARTY SERVED MAY HAVE UNDER ANY STATE OR FEDERAL LAW OR RULE CONCERNING SERVICE OF PROCESS. SERVICE OF PROCESS IN ACCORDANCE WITH THIS SECTION IS IN ADDITION TO AND NOT TO THE EXCLUSION OF ANY OTHER SERVICE OF PROCESS METHOD LEGALLY AVAILABLE. JUNIOR LENDER AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST SENIOR LENDER OR ANY OF SENIOR LENDER'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO OR REFERENCED IN THIS AGREEMENT IN ANY COURT OTHER THAN ONE LOCATED IN COOK COUNTY, ILLINOIS. JUNIOR LENDER WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT. SHOULD JUNIOR LENDER FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.

          (b) NO LIMIT. Nothing in this Agreement shall limit the right of Senior Lender, to the extent permitted by applicable law, to bring actions, suit or proceedings with respect to the Obligations under, or any other matter arising out of or in connection with this Agreement or any Loan Document, or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, in the courts of any jurisdiction in which any office of Borrower may be located, or any Collateral or other assets, properties or revenues of Borrower may be found, or as Senior Lender otherwise deems appropriate, or the right to effect service of process in any jurisdiction in any other manner permitted by law.

          (c) COMITY. The parties to this Agreement expressly represent and warrant to each other that they are sophisticated commercial parties, who understand the jurisdictional and related issues set forth in Sections 28(a) and (b) above, and acknowledge that said Sections form an integral and essential part of this Agreement. Therefore, each party to this Agreement specifically authorizes and directs any appropriate judicial, administrative or other Governmental Authority located anywhere throughout the world, to enforce specifically and in accordance with its terms, without change, modification or deletion, any judgment rendered by a court authorized to do so under Sections 28(a) and (b) of this Agreement.

          (d) GOVERNING LANGUAGE AND CURRENCY. The English language version of this Agreement shall be the governing and binding version of this Agreement, irrespective of any other language this Agreement or any other Loan Document may be translated into or performed under. In addition, all payments required under and monetary amounts identified in this Agreement shall be United States of America Dollars.

     29. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is ruled by a court with valid jurisdiction as prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     The parties have caused this Agreement to be signed, sealed and delivered and to be effective as of the __ day of ______, 1999.

                                          SENIOR LENDER:

                                          American National Bank and Trust
                                          Company of Chicago, a national banking
                                          association

                                          By:
                                            ------------------------------------
                                          Its:
                                            ------------------------------------

                                          JUNIOR LENDER:

                                          Medar, Inc., a Michigan corporation

                                          By:
                                            ------------------------------------
                                          Its:
                                            ------------------------------------

                                   EXHIBIT K

                                    GUARANTY

     THIS GUARANTY is made as of this                day of             , 1999
by WELTRONIC/ TECHNITRON, INC., a Delaware corporation ("Guarantor"), for the benefit of MIAC ACQUISITION, INC., a Michigan corporation ("Purchaser"), and at the request of MEDAR, INC., a Michigan corporation ("Seller").

                                    RECITALS

     A. Pursuant to an Asset Purchase Agreement dated April   , 1999 between
Purchaser and Seller (the "Purchase Agreement"), Seller has agreed to sell and transfer certain assets to Purchaser and accept Purchaser's Subordinated Note (the "Note") in partial payment of Purchaser's obligations under the Purchase Agreement.

     B. Purchaser is a wholly-owned subsidiary of Guarantor.

     C. As a condition to entering into the Purchase Agreement, Seller required Guarantor to execute and deliver to Seller a guaranty of Purchaser's obligations under the Purchase Agreement and the Note.

                                   AGREEMENTS

     In consideration of the recitals, the mutual agreements which follow and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor covenants and agrees as follows:

     1. GUARANTY OF OBLIGATIONS. Guarantor hereby guarantees the timely, full and complete payment to Seller of amounts due Seller under the Purchase Agreement and the Note (collectively referred to herein as the "Obligations").

     2. DURATION OF GUARANTY. This Guaranty shall continue in full force and effect until the first to occur of the following: (a) all of the Obligations have been fully and completely paid, performed, discharged and satisfied in full; or (b) Seller expressly consents in writing to the termination of this Guaranty.

     3. NOTICE. Except as otherwise provided in the Purchase Agreement or the Note, Guarantor hereby waives presentment, demand for payment or performance, protest and notice of any kind, including, without limitation, notice of acceptance of this Guaranty, notice of nonperformance or nonpayment, notice of dishonor or notice of any proceedings to obtain performance or payment by Purchaser.

     4. RIGHTS AGAINST GUARANTOR. Except as otherwise provided in the Purchase Agreement and the Note, in the event Purchaser fails to pay Seller, as and when due, any of the payments due under the Purchase Agreement or the Note, Seller is not required to take any action or steps whatsoever to collect any payments or obtain any performance by Purchaser of any of the Obligations prior to proceeding against Guarantor under this Guaranty to collect any amounts due hereunder and enforce any rights of Seller hereunder.

     5. ACCELERATION.

          (a) EVENT OF ACCELERATION. For purposes of this Guaranty, an "Event of Acceleration" will be deemed to have occurred if:

             (i) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Guarantor bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Guarantor under the United States Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee or trustee of the Guarantor, or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of such decree or order unstayed and in effect for a period of 60 consecutive days;

             (ii) the institution by the Maker of proceedings to be adjudicated bankrupt or insolvent, or consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the United States Bankruptcy Code or any other applicable federal or state law, or the consent by it to the following of any such petition or to the appointment of a receiver, liquidator, assignee or trustee of the Maker, or any substantial part of its property, or making by it of an assignment for the benefit of creditors or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Maker in furtherance of any such action; or

             (iii) a transaction involving a Change in Control (as defined below) or upon the occurrence of a public debt offering by the Guarantor. "Change in Control" shall mean a merger of the Maker with or into any other person, or any transaction or series of transactions, immediately after which any person or persons other than Durrell G. Miller, Daniel W. Thibodeau and NADEX Co., Ltd. control or own beneficially, directly or indirectly, 50 % or more of the Maker's equity interests.

          (b) SELLER'S RIGHT TO ACCELERATE. Immediately upon the occurrence of an Event of Acceleration, Seller has the right to enforce this Guaranty and the Obligations guaranteed hereunder shall be immediately due and payable in their entirety.

     6. ENFORCEABILITY. Guarantor shall be bound, and this Guaranty shall be valid and enforceable against Guarantor, notwithstanding that any of the Obligations may be invalid or unenforceable against Purchaser or that any or all of the Obligations may be discharged as against Purchaser in bankruptcy or insolvency proceedings. The liabilities of Guarantor hereunder are separate and independent of the Obligations, and a separate action may be brought and prosecuted against Guarantor whether or not any action is brought against Purchaser and whether or not Purchaser is joined in any such action.

     7. MISCELLANEOUS.

          (a) Guarantor hereby agrees to pay all reasonable attorneys' fees and all other reasonable costs and expenses which Seller may incur (assuming such fees and expenses have not already been paid by Purchaser) in the enforcement of this Guaranty.

          (b) The obligations of Guarantor hereunder shall be binding upon its successors and assigns.

          (c) The terms and provisions of this Guaranty shall be severable and separable, and the invalidity or unenforceability of one or more of them shall in no manner affect the validity or enforceability of the remaining provisions.

          (d) This Guaranty has been made and executed in the State of Michigan and the validity, enforceability, interpretation and effect hereof shall be governed by the internal laws of the State of Michigan.

          (e) The individual signing on behalf of Guarantor personally warrants and represents that he is duly authorized to execute this Guaranty on behalf of Guarantor.

          (f) Guarantor warrants and represents that this Guaranty has been duly authorized by all requisite corporate action and that this Guaranty constitutes a binding obligation of Guarantor, enforceable against it in accordance with its terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     The Guarantor has executed this Guaranty as of the day and year first above written.

                                          GUARANTOR:

                                          WELTRONIC/TECHNITRON, INC.

                                          By
                                          --------------------------------------
                                                Durrell G. Miller, President

                                   MEDAR, INC.


              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD _______, 1999.

The undersigned hereby constitutes and appoints Max A. Coon and Charles J. Drake, and each or any of them, attorney and proxy for and in the names and stead of the undersigned, to vote all stock of Medar, Inc. ("Medar") on all matters unless the contrary is indicated herein at the Annual Meeting of Shareholders to be held at the corporate offices, 38700 Grand River Avenue, Farmington Hills, Michigan on _______, 1999, at 4:00 p.m. local time or at any adjournments or postponements thereof, according to the number of votes that the undersigned could vote if personally present at said meeting. The undersigned directs that this proxy be voted as follows on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5 and 6.
--------------------------------------------------------------------------------
PLEASE MARK, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

------------------------------                -------------------------

------------------------------                -------------------------

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

1. SALE OF WELDING DIVISION. Approval of the sale of the assets of the Company's Welding Division to Weltronic/Technitron, Inc.

         (__) FOR     (__) AGAINST      (__) ABSTAIN

2. CORPORATE NAME CHANGE. Approval of an amendment of the Company's Articles of Incorporation to change its name to Integral Vision, Inc. immediately following the sale of the Welding Division.

         (__) FOR     (__) AGAINST      (__) ABSTAIN

3. ADJOURNMENT OF ANNUAL MEETING. Authorization to adjourn or postpone the Annual Meeting for up to 30 days in order to continue to solicit proxies if the above proposals have not been approved.

         (__) FOR     (__) AGAINST      (__) ABSTAIN

4.       ELECTION OF DIRECTORS             For All        With-        For All
                                           Nominees       hold         Except
         M. Coon           V. Shunsky      _______        _____        _______
         R. Current        W. Wallace
         C. Drake          S. Sharf

         INSTRUCTION: To WITHHOLD AUTHORITY to vote for any individual nominee, mark the "For All Except" box and strike a line through the Name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

5. STOCK OPTION PLAN. Adoption of new stock option plan authorizing qualified and nonqualified options to be granted on up to 500,000 shares of the Common Stock of the Company.

         (__) FOR     (__) AGAINST      (__) ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

              Mark box at right if an address change or comment has been noted
              on the reverse side of this card.                              [ ]

RECORD DATE SHARES:


Please be sure to sign and date this Proxy.           DATED:              , 1999
                                                      --------------------------


-------------------------------------------------------------------------
Shareholder sign here                                  Co-owner sign here